HARRIS
                        INSIGHT(REGISTRATION MARK) FUNDS

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

                               [GRAPHIC OMITTED]
                                     HARRIS
                       INSIGHT (REGISTRATION MARK) FUNDS

             POWERFUL INSIGHT. SOLID INVESTMENTS.(REGISTRATION MARK)

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        NOT FDIC INSURED         MAY LOSE VALUE         NO BANK GUARANTEE
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                             LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

We are pleased to report to you results for the Harris Insight Funds for the year ended December 31, 1999. Within this annual report you will find Harris Investment Management's review of the equity and fixed income markets during the year, as well as their outlook for the markets and the economy for the year 2000. Summary reports are also provided for each of the Harris Insight Funds, with information about the major factors that influenced each Fund's performance in 1999.


THE CAPITAL MARKETS IN 1999

The ongoing strength in the U.S. economy and the rumblings of recovery overseas provided an attractive backdrop for some types of equity investors, especially speculative investors. This same strength led the Federal Reserve to increase short-term rates by a quarter of a percentage point on three occasions, leading to some of the worst returns in the bond market in many years. Long U.S. treasury yields began the year at slightly above 5% and closed the year at 6.48%, making 1999 a very difficult period for bonds.


The broad equity market provided a fifth year of over 20% returns. The Standard & Poor's 500 Index had a cumulative total return of 250% over the past five years and is the best cumulative return in the Index's history. The Index's gains were generated on the strength of an increasingly narrow list of companies, which in 1999 were chiefly technology and Internet companies. As a result, approximately two-thirds of all stocks in the S&P 500 declined for the year while the NASDAQ rose 86%, the biggest annual gain ever recorded by any market index. The Dow Jones Internet Index indicates that the average Internet stock rose 167% for the year. Value investors faced similar challenges in foreign capital markets, with much of their returns coming through very few growth-type stocks, accompanied by a strong showing in non-U.S. technology and Internet companies.


VALUE WAS OUT OF FAVOR IN 1999

The paths to success in equity investing in 1999, both domestically and abroad, were either to invest as a growth manager or speculate. Speculators who purchased companies with extraordinarily high valuations and strong price momentum outperformed, while investors like us who focused on company earnings and valuations suffered on a relative basis. Thus, value investors did not fare well in 1999. Mutual funds managed through a value discipline such as the Harris Insight Equity and Small-Cap Value Funds were penalized, while the Equity Income Fund posted very strong returns compared with its peer group. At the same time, growth investors fared much better. Those Harris Insight Funds that are managed with a growth emphasis, the Growth and the Small-Cap Opportunity Funds, provided their investors with competitive returns when compared with the broad markets and within their peer groups.

                                                                               1

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                             LETTER TO SHAREHOLDERS

                                   (CONTINUED)

THE FIXED-INCOME MARKETS IN 1999

In the money-market and fixed-income investment markets, the Harris Insight Funds performed well relative to other fund families. The Money Market Fund Institutional Shares were #1 out of 197 institutional money market funds for the year according to Lipper Analytical Services. The Government and Tax-Exempt Money Market Funds provided very competitive returns as well. With the aforementioned tightening by the Federal Reserve, interest rates marched steadily higher during the year. The Harris Insight Fixed Income Funds successfully navigated these rapids and provided very competitive relative returns when compared with their peers. However, from a total return perspective, bonds as an asset class did not do well in 1999.


OUR MANAGEMENT APPROACH

Harris Investment Management's equity investment philosophy focuses on combining the best elements of value and growth investing, setting us apart in today's current equity market environment where high valuations and volatility seem to be the order of the day. We continue to enhance our valuation models to identify valuation factors that work better in today's economy, without abandoning our disciplined management style that has served so well over the years. The late 1990's notwithstanding, small-cap stocks have historically outperformed larger companies and value stocks have outperformed growth stocks. We look forward to the market's renewed focus on earnings and valuations.


CONTINUED GROWTH OF ASSETS

Assets in the Harris Insight Funds grew significantly in 1999, rising to $7.7 billion by December 31, 1999.

Whether you are new to our growing Fund family or have been an investor with us since the Funds' inception, we thank you for the confidence you have placed in us. We value the relationship we have with you and encourage you to contact us with any comments or suggestions as to how we may better serve your investing needs.


Sincerely,

/s/  PHILIP H. RINNANDER

Philip H. Rinnander
President and Chief Financial Officer
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS


INVESTMENT ADVISER:                         HARRIS TRUST AND SAVINGS BANK
PORTFOLIO MANAGEMENT AGENT:                 HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PROVIDENT DISTRIBUTORS, INC.

2

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                           TABLE OF CONTENTS

                                LETTER TO SHAREHOLDERS    PAGE  1

                                THE MARKET ENVIRONMENT
                                       Economic Review    Page  4
                           Fixed Income Markets Review    Page  6
                                 Equity Markets Review    Page  7

                           PORTFOLIO MANAGEMENT REVIEW
                                        Fund Summaries    PAGE  8-24

       TAX INFORMATION -- FIXED INCOME AND EQUITY FUNDS   PAGE  25

                                    STATEMENTS OF NET
                       ASSETS/SCHEDULES OF INVESTMENTS
                                   MONEY MARKET FUNDS:
                          Government Money Market Fund    Page  26
                                     Money Market Fund    Page  27
                          Tax-Exempt Money Market Fund    Page  29

                                   FIXED INCOME FUNDS:
                          Short/Intermediate Bond Fund    Page  33
                                             Bond Fund    Page  37
                     Intermediate Government Bond Fund    Page  41
                     Intermediate Tax-Exempt Bond Fund    Page  43
                                  Tax-Exempt Bond Fund    Page  47
                           Convertible Securities Fund    Page  50

                                         EQUITY FUNDS:
                                           Equity Fund    Page  54
                                    Equity Income Fund    Page  57
                                           Growth Fund    Page  60
                            Small-Cap Opportunity Fund    Page  63
                                  Small-Cap Value Fund    Page  67
                                            Index Fund    Page  70
                                         Balanced Fund    Page  77
                                    International Fund    Page  82
                                 Emerging Markets Fund    Page  85

                              STATEMENTS OF OPERATIONS    PAGE  88

                   STATEMENTS OF CHANGES IN NET ASSETS    PAGE  90

       STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY    PAGE  94

                                  FINANCIAL HIGHLIGHTS    PAGE  100

                         NOTES TO FINANCIAL STATEMENTS    PAGE  110

                     REPORT OF INDEPENDENT ACCOUNTANTS    PAGE  121

           RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS    PAGE  122

                             THE MARKET ENVIRONMENT

                                 ECONOMIC REVIEW

                                DECEMBER 31, 1999

ECONOMY

As 2000 begins, the U.S. economy faces two immediate situations and a distant threat. The highly publicized Y2K computer glitch was the first hurdle of the new year. Thankfully, due to considerable work, new computer investments and luck, this event largely turned out to be nothing. The only reported problem, thus far, has been the malfunctioning of a U.S. spy satellite.


The second event is much more positive. The U.S. is within a few months of its largest expansion on record. This expansion has seen sharply rising corporate profits, record job growth, continued low inflation and a spectacularly rising stock market. It has also seen a decline in Federal spending, sharply higher private borrowing and an explosion in electronic commerce. However, there are clouds forming on the horizon that may threaten the continuation of this expansion.


It is said that the Federal Reserve's job is "to remove the punch bowl" when the party really gets going. Chairman Greenspan has clearly indicated that the Fed is concerned about developing inflationary pressures resulting from the rapid pace of economic growth. While there are conflicting views with regard to the Fed's conclusions, one thing seems certain. The Fed will, presumably, continue to raise short-term interest rates until the economy slows.


At this time, it appears the economy remains strong and that the Fed is likely to raise interest rates at its February meeting. Further increases are possible depending upon whether the economy's momentum slows. The risks are twofold. First, has the Fed waited too long to act and will we experience a meaningful acceleration in inflation? Second, is the Fed overreacting to inflation concerns and, as a result, likely to end the expansion through its actions? Only time will tell.


At the moment, business conditions remain strong with only small signs of accelerating growth in the auto and housing sectors. This is not surprising given that both sectors are interest-rate sensitive and that the Fed is tightening. However, once we get past the seasonally strong first-quarter spending period (401(k) payments, bonuses, etc.), the direction of the economy will become clearer. Until then, we can sit back and hope the Fed governors will do the right thing. Based upon their past record over this economic cycle, it appears to be a good bet that they will.


FINANCIAL MARKETS


As 1999 ended, stock-market indices surged to record levels. In particular, the NASDAQ Composite Index (dominated by large technology companies) rose sharply to produce a gain of over 85% for the year! What is interesting is that the rise in stock prices occurred despite the steady increase in bond yields during the year. This apparent "disconnect" between interest rates and stock prices has prompted many observers to conclude that previous valuation rules no longer apply in today's information-driven economy.

4

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                             THE MARKET ENVIRONMENT

                                 ECONOMIC REVIEW

                          DECEMBER 31, 1999 (CONTINUED)

Up to now this has certainly appeared to be true. However, it is unlikely that the stock market will continue to ignore rising interest rates. Higher interest rates can become a significant obstacle to continued economic growth as borrowing costs rise and the return on new business investment declines. With the high probability of even higher rates in 2000, the economy could begin to slow, worsening the outlook for corporate earnings growth. If this occurs, investors could become concerned, particularly because earnings estimates continue to remain somewhat optimistic.


Despite the possibility of rising rates and earnings disappointments, however, the outlook remains relatively positive. Foreign economies are recovering, trade restrictions are being lowered, and inflation remains low. The risks facing investors appear more cyclical than secular in nature and are prompted more by tightening credit conditions than by the long-term outlook for growth.


Therefore, although the narrow leadership of the stock market may broaden into other sectors and while market volatility should remain high, the fundamental outlook for equities continues to be favorable. Equally, bond investors may have to endure a further rise in yields. However, inflationary pressures appear modest, driven more by rising commodity prices than by irresponsible monetary policy. Bond yields are likely to move lower once the economy's momentum begins to slow.


All in all, investors face some significant uncertainties in 2000. However, none of them appears to be insurmountable. Barring a major mistake by the Fed, the long-term outlook for both the economy and the financial markets remains sound.


DAVID L. MEAD
Vice President and Chief Investment Officer
Harris Trust and Savings Bank

                                                                               5

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                             THE MARKET ENVIRONMENT

                           FIXED INCOME MARKETS REVIEW

                                DECEMBER 31, 1999

More than in most years, 1999's bond market action was determined by events of the prior year. Responding to the frightening liquidity crisis in late 1998, central banks around the world loosened the monetary purse strings. The desired effect was achieved in 1999 as the crisis abated, economic activity in Asia rebounded sharply, and the U.S. economy maintained its rapid pace.


In this environment, one would expect interest rates to rise. In fact, the Federal Reserve raised the Fed Funds target three times in 1999, for an increase from 4.75% to 5.5%. Yields on long-term U.S. Treasury bonds, which began the year at 5.09%, rose to a surprising 6.48%. As a result, the total return on long Treasuries was -8.74%. As the chance of a global recession lessened, riskier bonds outperformed. A strong economy usually means improving credit quality and thus, not surprisingly, the lower-quality bonds produced the best returns for the year. It was not enough to offset the effect of rising rates, however, and the total investment-grade bond market finished the year with a -0.82% return.


The coming year will undoubtedly be an interesting one for bond investors. Normally, in such a strong growth environment we would feel comfortable calling for higher interest rates and continued outperformance from corporate bonds and other credit sensitive securities relative to government issues. However, last year's dose of liquidity, while successful, will not be without its side-effects. Our economy continues to grow at rates that most believe will lead to higher inflation if unchecked. The stock market is fully valued by traditional measures, and the amount of risk-taking in the system continues to increase in the form of leverage, margin debt, etc. Policy makers will be walking a fine line. If they apply the brakes too forcefully, a serious decline in stock prices could be the result. In that case, we would expect interest rates to decline sharply and the highest quality bonds to outperform -- exactly the opposite of our base case forecast. Success in the year 2000 will almost certainly be a matter of staying on the right side of this fine line.


MARK E. NEWLIN, C.F.A.
Director of Fixed Income Management
Harris Investment Management, Inc.

6

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                             THE MARKET ENVIRONMENT

                              EQUITY MARKETS REVIEW

                                DECEMBER 31, 1999



1999 was a perverse year for the equity markets in the U.S. as the S&P 500 Index produced another 20%-plus return for the fifth consecutive year. A number of trends continued from the prior year and a host of new records was established. Most significantly, in the face of rising interest rates and accelerating earnings growth, the equity market continued its focus on growth stocks and exhibited a very strong preference for technology companies. Historically, when interest rates have risen, more value-oriented issues with lower price/earnings ratios have outperformed. Additionally, as earnings gains have been more broadly based in the economy, more cyclically-oriented companies have tended to outdistance growth stocks.


The very narrow focus of the equity market on a limited list of issues, which in most instances were technology-driven companies, is apparent in reviewing several market statistics. Although the S&P 500 Index returned 21% for the year, the average stock in the Index returned only 1.6%. The NASDAQ Index, which is dominated by technology companies, returned 86% for the year. While this is the largest gain ever recorded by the NASDAQ, it pales in comparison to the Dow Jones Internet Index that appreciated 167.3% for the year.


While the economic backdrop for the equity markets continues, on balance, to be positive, good gains in corporate profits will be derived in an environment of modestly higher inflation and higher interest rates. This environment should, in turn, negatively impact the market multiples leading to more moderate market returns in 2000. Within the broad market, opportunities would appear to be most prevalent in value-oriented issues and smaller-capitalization issues. An event that could be a precursor of the future is that smaller companies, as measured by the Russell 2000, actually outperformed large companies for the first time since 1993. Small companies continue to sell at historically attractive valuation spreads relative to the S&P 500. Globally, opportunities appear to exist in Asia and a number of emerging market countries.


WILLIAM O. LESZINSKE
President and Chief Investment Officer
Harris Investment Management, Inc.

                                                                               7

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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                                DECEMBER 31, 1999


                          GOVERNMENT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in U.S. Government securities that have remaining maturities of 397 days or less and certain repurchase agreements.


INVESTMENT RESULTS: This Fund enjoyed another year of strong performance. Both classes of shares ranked within the top quartile of their respective Lipper universes for 1999. The Institutional Shares ranked in the top quartile for the three- and five-year periods. The N Shares remain in the top quartile over three-, five- and ten-year periods.


     1999 proved to be a very challenging period for the management of government money market funds. The short-term government market continues to be driven by technical factors of supply. The increasing budget surplus has led to a reduction in the supply of Treasury bills, resulting in lower relative yields. Throughout the year, the yield on Treasury bills vacillated slightly above or below the Fed Funds' target. The fact that one-year bill yields were, at times, below the Fed Funds' target is indicative of a falling-rate environment, not the rising-rate scenario we experienced.


     The Fund was able to exploit several opportunities to purchase longer-term securities that added incremental yield. During the first quarter, purchases of one-year agency issues lengthened the average maturity of the Fund and increased the yield relative to its peers. Floating-rate instruments were added in the second and third quarters to defend against rising interest rates. As the Fed continued to raise rates, the average maturity of the Fund was allowed to decline. That strategy was reversed in December when purchases of one-year securities could be made with significant protection against future rate increases.


                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.


INVESTMENT RESULTS: For 1999, as rated by Lipper Analytical Services, the Fund's N Shares ranked in the top 10% and the Institutional Shares of the Fund ranked number one in its universe. The Institutional Shares are now in the top decile for both the three- and five-year periods. The N Shares remain in the top quartile over three-, five- and ten-year periods.


     Much of the Fund's success was due to timely shifts in the Fund's average-days-to-maturity. Early in the year, investors were paid an attractive incremental yield to extend into the longer end of the money market curve (one year). That scenario was repeated late in the second quarter, as investors demanded a higher return in the face of rising rates. The average maturity of the Fund was allowed to decline during the third quarter as the Fed continued to raise interest rates. This defensive strategy was carried out through the purchase of floating-rate instruments. Again in December, the Fund's maturity was extended with purchases of one-year securities that provided protection against a series of further Fed increases.

8

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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                          DECEMBER 31, 1999 (CONTINUED)


                          TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.


INVESTMENT RESULTS: The good performance of the Fund continued throughout 1999. For the trailing twelve months, the N Shares ranked in the 66th percentile and the Institutional Shares in the top third of their respective universes. The Institutional and N Shares remain in the top 50 percent for the three- and five-year periods.


     During 1999, tax-free funds experienced erratic cash flows, and maintaining liquidity in the money funds was more challenging than usual. Money managers were reluctant to extend large portions of their portfolios. First, liquidity was needed to meet corporate and individual tax payments. Second, money managers were unsure what to expect with the uncertainties surrounding Y2K. In order to manage those events, the average-days-to-maturity for tax-free funds were shorter than in years past. Accordingly, the Harris Insight Tax-Exempt Money Market Fund was heavily weighted in variable rate products throughout the year. That helped handle the inconsistent cash flows that were a result of the above factors. The purchase of term securities (i.e., securities with 9 to 13 month maturities) was limited to high-quality rated and non-rated notes.


     Looking ahead to the first quarter of 2000, the Fed has maintained a neutral bias but will be ready to take action should inflation start to accelerate. Yields on variable rate products, which looked so attractive at year-end, will plummet as coupon interest payments flow into the money market funds. The Fund will look to modestly extend average-days-to-maturity with the purchase of commercial paper and short term notes.

An investment in the Harris Insight Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

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                                  FUND SUMMARY

                          SHORT/INTERMEDIATE BOND FUND



PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Corporate Bond Index -- A weighted composite of (I) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (II) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS: 1999 was a challenging year for bond investors. As financial conditions strengthened globally, a vigilant Federal Reserve focused its efforts on preempting any rise in inflation. Tightening short-term rates by twenty-five basis points on three occasions, the Fed triggered a broad sell-off in bonds. In contrast to 1998, intermediate-term bonds were the hardest hit as the yield curve re-shaped and intermediate rates rose 1.8% versus a more muted rise of 1.35% for long-term bonds. Despite 1999's bear market back-drop, the Harris Insight Short/ Intermediate Bond Fund posted positive returns for the year and outdistanced the returns of its market benchmark, the Lehman Intermediate Government/Corporate Index.
     For the year as a whole, much of the Fund's success can be attributed to its sector allocation. Heavily overweighted to corporate bonds, mortgages and asset-backed instruments, the Fund benefited from a sharp rebound in each of those investment categories. In particular, with Y2K fears dissipating, the fourth quarter witnessed a huge resurgence of investor appetite for yield over liquidity. Attracted by substantial yield pick-ups, investors sold treasuries and bought spread products (i.e., corporates, mortgages, etc.). Having recognized the value offered by the non-Treasury sectors early in the year, the Fund was well positioned to profit from their outperformance.
     Going forward into 2000, in anticipation of still higher interest rates, the Fund is positioned defensively, short the duration of its benchmark index. Overweighting to the non-Treasury sectors for now remains intact, although we will pare down positions should those sectors become overvalued.



     GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND
              THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
              BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INDEX    INSTITUTIONAL SHARES
Feb. '96        $10,000          $ 9,948
Mar. '96          9,949            9,888
Jun. '96         10,011            9,948
Sep. '96         10,189           10,114
Dec. '96         10,439           10,361
Mar. '97         10,427           10,355
Jun. '97         10,735           10,656
Sep. '97         11,024           10,942
Dec. '97         11,260           11,102
Jun. '98         11,650           11,472
Dec. '98         12,208           11,881
Dec. '99         12,256           11,978


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INDEX         N SHARES          A SHARES
Apr. '91        $10,000          $10,020           $ 9,650
Dec. '91         11,308           11,104            10,718
Dec. '92         12,165           11,690            11,283
Dec. '93         13,510           12,848            12,401
Dec. '94         13,036           12,682            12,241
Dec. '95         15,544           14,443            13,941
Dec. '96         15,995           14,949            14,430
Dec. '97         17,556           15,979            15,424
Dec. '98         19,034           17,057            16,465
Dec. '99         19,108           17,153            16,557


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                      1 YEAR    5 YEAR   INCEPTION**
----------------------------------------------------
Institutional Shares   0.81%        --      4.79%
N Shares               0.56%      6.23%     6.35%
A Shares              -2.92%      5.47%     5.93%
----------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and April 1, 1991 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                    BOND FUND


PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- An index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS: Despite a turbulent year for fixed-income investors, 1999 was a strong year for the Harris Insight Bond Fund. Positioned defensively for most of the year, the Fund was well set for what became a bear market for bonds.

     In 1999, the Federal Reserve was on the move. Seeking to preempt any nascent inflation, the Fed raised short-term rates by 75 basis points and, in doing so, triggered a massive sell-off in bonds. Indeed, with intermediate-term yields ending the year 2.25% above their 1998 lows, 1999 goes down as the second worse year for bonds since 1974. Nonetheless, the Bond Fund's strategy -- overweighting "yield" products such as corporate bonds and maintaining a reduced exposure to interest rate risk compared with its index (i.e., being short duration) -- proved to be a winning combination. In 1999, the Fund ranked 23rd out of 164 funds in its Lipper Corporate Debt Funds A-Rated fund category.
     Anticipating the high relative yields offered outside the Treasury market, the Fund entered 1999 overweighted in mortgages, asset-backed instruments and corporate bonds. With investor demand for yield replacing 1998's demand for liquidity, the Fund's sector strategy was ideal as each of the non-Treasury sectors outperformed in 1999.
     Going forward into the year 2000, we have moderated the Fund's defensive bias. For now, the Fund is positioned duration neutral to its benchmark. As for the Fund's sector strategy, an overweight of the non-Treasury sectors remains intact. In particular, corporate bonds continue to offer greater value than their Treasury-market alternatives.



         GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                              INSTITUTIONAL
                  INDEX           SHARES         N SHARES        A SHARES
Apr. '96         $10,000         $ 9,972         $ 9,973         $ 9,550
Dec. '96          10,609          10,540          10,526          10,054
Dec. '97          11,636          11,532          11,488          10,972
Dec. '98          12,645          12,353          12,276          11,725
Dec. '99          12,541          12,241          12,134          11,589

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                             1 YEAR         INCEPTION**
-------------------------------------------------------
Institutional Shares         -0.91%            5.60%
N Shares                     -1.16%            5.36%
A Shares                     -5.60%            4.06%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investme nt return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE GOVERNMENT BOND FUND



PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- An index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS: 1999 proved to be a disappointment for bond investors as returns in most maturities were negative for only the second time in 24 years. Spurred on by continued economic strength, the Federal Reserve raised rates three times during the year, resulting in a 30-year bond yield of 6.48% at year-end, 1.38% higher than at the beginning of 1999. Besides the negative returns, the increase in rates also significantly changed the shape of the yield curve. The spread between 2- and 30-year bonds narrowed by 31 basis points to close the year at a mere 25 basis-point spread between short and long rates.
     However, in spite of the bear market in Treasury securities, all was not negative in the fixed-income markets. For spread products, 1999 was a bull market. Agency, mortgage and asset-backed securities all delivered excess returns relative to Treasuries, a marked change from 1998. A market no longer suffering the ill effects of a global crisis and hedge fund demise returned investors to the fold, producing a year for spread products that was one of the decade's best.
     The Fund was heavily invested in spread securities while maintaining an all-AAA (S&P rating) portfolio throughout the year. This commitment, combined with a duration position that was short for most of the rate rise, produced a return of -.80% which bested the Fund's Lipper Intermediate U.S. Government Funds category average by 88 basis points. The above-average return placed the Fund in the top quartile of funds in its category.
     Looking forward, the Fund will remain committed to spread securities, as the excess yield levels are still compelling. The Fund's duration is currently neutral versus its benchmark and will be adjusted depending on the portfolio management agent's interest rate model forecast.



    GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FROM INCEPTION
                           THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             INSTITUTIONAL
                  INDEX          SHARES         N SHARES         A SHARES
Jan. '85         $10,000         $10,185         $10,197         $ 9,650
Dec. '85          11,801          11,706          11,689          11,282
Dec. '86          13,343          13,209          13,148          12,690
Dec. '87          13,824          13,666          13,574          13,101
Dec. '88          14,709          14,578          14,443          13,940
Dec. '89          16,575          16,368          16,180          15,617
Dec. '90          18,160          17,889          17,623          17,009
Dec. '91          20,719          20,304          19,967          19,272
Dec. '92          22,154          23,480          21,262          20,522
Dec. '93          23,967          23,091          22,984          22,184
Dec. '94          23,548          23,361          22,541          21,756
Dec. '95          26,945          26,199          25,492          24,604
Dec. '96          28,038          27,264          26,475          25,554
Dec. '97          30,203          29,396          28,476          27,485
Dec. '98          32,764          31,587          30,522          29,460
Dec. '99          32,925          31,334          30,202          29,151

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                       1 YEAR    5 YEAR      10 YEAR   INCEPTION**
----------------------------------------------------------------
Institutional Shares   -0.80%      6.30%      6.71%      7.91%
N Shares               -1.05%      6.03%      6.44%      7.64%
A Shares               -4.50%      5.27%      6.06%      7.39%


* Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50%, 0.75% and 0.75%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE TAX-EXEMPT BOND FUND



PERFORMANCE BENCHMARK: Lehman Brothers Quality Intermediate Municipal Bond Index -- An index comprised of 22,839 bonds. The bonds are rated A or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since January 1986.
     Lehman Brothers 3-15 Year Blend Municipal Index -- An index comprised of 40,278 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS: The Fed raised short-term interest rates three times during the year, thereby sending municipal bond prices lower. In fact, municipal bonds were among the worst-performing asset categories measured by Lipper. Year-end tax loss selling by individuals resulted in record redemptions from mutual funds, further compounding price deterioration.
     In the face of rising interest rates the Fund performed extremely well. Our overweight in premium coupons and quality AAA bonds (S&P rating) contributed to price stability. The Fund ranked in the top 10% of all funds in the Lipper Intermediate Municipal Debt Funds category for the year. Within the general disarray of the municipal market, which saw municipal yields rise by over 90 basis points during the year, the Fund found several opportunities. Primarily, we were able to find bonds with higher yields while maintaining quality ratings.
     As the year 2000 begins with continued signs of a stronger economy and building inflation, higher interest rates are anticipated. Going forward, we will continue to emphasize our past successes in quality security selection combined with premium bond structures. Our defensive bias is balanced by emphasizing the 10- to 15-year sector of the yield curve. We anticipate moderate new issuance, with cities and states deferring new borrowing in the higher interest rate environment. The Fund is positioned well with an overweight in states that should issue little supply, resulting in higher prices.



  GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND, THE LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX AND LEHMAN BROTHERS
   3-15 YEAR BLEND MUNICIPAL INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LB QUALITY          LB 3-15
             INTERMEDIATE         YEAR BM      INSTITUTIONAL
                INDEX              INDEX***       SHARES       N SHARES
Jan. '86       $10,000            $10,000         $10,051       $10,048
Dec. '86        10,000             10,000          10,940        10,915
Dec. '87        10,368             10,368          10,920        10,869
Dec. '88        11,034             11,034          11,419        11,338
Dec. '89        12,101             12,101          12,345        12,227
Dec. '90        13,011             13,011          13,128        12,970
Dec. '91        14,460             14,460          14,576        14,364
Dec. '92        15,517             15,517          15,562        15,298
Dec. '93        17,055             17,055          16,892        16,565
Dec. '94        16,589             16,444          16,371        16,013
Dec. '95        18,878             18,963          18,283        17,839
Dec. '96        19,683             19,809          18,843        18,340
Dec. '97        21,123             21,459          20,050        19,465
Dec. '98        22,390             22,824          21,040        20,375
Dec. '99        22,455             22,717          20,948        20,237

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                        1 YEAR     5 YEAR  10 YEAR  INCEPTION**
-----------------------------------------------------------
Institutional Shares     -0.43%     5.05%    5.43%   5.42%
N Shares                 -0.68%     4.79%    5.17%   5.16%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional Shares and N Shares is January 1, 1986. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional Shares and N Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.
*** The Fund's primary benchmark is now the Lehman Brothers 3-15 Year Blend
    Municipal Index. This index better reflects the investment objectives and policies of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                              TAX-EXEMPT BOND FUND



PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- An index comprised of 40,342 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS: The Fed raised short-term interest rates three times during the year, thereby sending municipal bond prices lower. In fact, municipal bonds were among the worst-performing asset categories measured by Lipper. Year-end tax loss selling by individuals resulted in record redemptions from mutual funds, further compounding price deterioration.
     In the face of rising interest rates the Fund performed extremely well. Our overweight in premium coupons and quality AAA bonds (S&P rating) contributed to price stability. The fund ranked in the top 10% of all funds in the Lipper General Municipal Debt Funds category for the year. Within the general disarray of the municipal market, which saw municipal yields rise by over 90 basis points during the year, the Fund found several opportunities. Primarily, we were able to find bonds with higher yields while maintaining quality ratings.
     As the year 2000 begins with continued signs of a stronger economy and building inflation, higher interest rates are anticipated. Going forward, we will continue to emphasize our past successes in quality security selection combined with premium bond structures. Our defensive bias is balanced by emphasizing the 15- to 20-year sector of the yield curve. We anticipate moderate new issuance, with cities and states deferring new borrowing in the higher interest rate environment. The fund is positioned well with an overweight in states that should issue little supply, resulting in higher prices.



    GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN
     BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          INSTITUTIONAL
                INDEX        SHARES     N SHARES
Jan. '85       $10,000      $10,154     $10,152
Dec. '85        12,003       11,814      11,785
Dec. '86        14,321       13,887      13,819
Dec. '87        14,537       13,372      13,273
Dec. '88        16,014       14,729      14,584
Dec. '89        17,742       16,330      16,129
Dec. '90        19,035       17,245      16,990
Dec. '91        21,346       19,247      18,916
Dec. '92        23,228       20,857      20,447
Dec. '93        26,081       23,558      23,037
Dec. '94        24,733       21,838      21,302
Dec. '95        29,050       24,993      24,319
Dec. '96        30,337       25,932      25,153
Dec. '97        33,125       28,148      27,235
Dec. '98        35,272       29,522      28,493
Dec. '99        34,545       28,615      27,549

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                       1 YEAR    5 YEAR  10 YEAR   INCEPTION**
--------------------------------------------------------------
Institutional Shares    -3.07%    5.55%    5.77%     7.26%
N Shares                -3.31%    5.28%    5.50%     6.99%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional Shares and N Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof). Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional Shares and N Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                           CONVERTIBLE SECURITIES FUND



PERFORMANCE BENCHMARK: Credit Suisse First Boston Convertible Securities Index -- An index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S. domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS: The convertible securities market's performance continued to be driven by large-capitalization technology issues. The Credit Suisse First Boston Convertible Securities Index gained 42.29% for the year, propelled by a handful of explosive issues. The Qualcomm* convertible preferred issue alone accounted for almost 12% of the total return of the convertible index. America Online* and EMC* convertible bonds were two other technology issues that combined large index weightings with stellar returns. On a sector basis, telecommunication, computer software and Internet convertibles led the market in performance and new issuance. New issuance was strong almost all year and continued right up until the last days of the year. The surging equity market stoked demand for new issues, especially in the fourth quarter.
     Growth was also in demand in 1999, and earnings multiples soared for many companies that forecasted future earnings growth and little else. Current earnings took a back seat as investors bid up low- or no-earnings companies to unprecedented levels. Value had a brief surge in the spring, but by early fall the market was once again rewarding growth stocks and their corresponding convertible issues. The Internet-related convertibles were an example of this trend as service providers, online retailers and content providers all saw their underlying equities climb during the year.
     The Fund returned 32.07% for the year, reflecting more of a value-management approach in a growth-oriented market. The Fund has tried to seek out companies that will benefit from the Internet and advancing technologies but stayed away from firms with no or negative earnings. This approach has allowed the Fund to participate in the performance of the technology sectors but in a more conservative and diversified way.
*Issues held by the Fund on December 31, 1999.


                GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE
                   SECURITIES FUND AND THE CREDIT SUISSE FIRST
                    BOSTON CONVERTIBLE SECURITIES INDEX FROM
                      INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         INSTITUTIONAL
              INDEX         SHARES       N SHARES
Jan. '85      $10,000       $10,652       $10,645
Dec. '85       12,732        12,500        12,464
Dec. '86       14,988        15,625        15,561
Dec. '87       14,626        15,186        15,084
Dec. '88       16,703        17,407        17,239
Dec. '89       19,009        19,694        19,548
Dec. '90       18,536        15,678        15,446
Dec. '91       23,528        19,934        19,600
Dec. '92       26,348        23,444        22,994
Dec. '93       30,240        26,689        26,103
Dec. '94       29,583        25,864        25,226
Dec. '95       36,376        30,824        30,000
Dec. '96       40,614        37,314        36,232
Dec. '97       46,449        44,282        42,870
Dec. '98       49,491        43,483        41,995
Dec. '99       70,421        57,429        55,328

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                        1 YEAR     5 YEAR    10 YEAR   INCEPTION**
------------------------------------------------------------------
Institutional Shares     32.07%     17.30%    11.30%     12.35%
N Shares                 31.75%     17.01%    11.02%     12.07%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional Shares and N Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92% and 1.17%, the estimated expense ratios of the Institutional Shares and N Shares of the Convertible Securities Fund, respectively, at the inception of its operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   EQUITY FUND


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS: 1999 was a terrible year for value investors, even for the legendary Warren Buffett. It was a year when big was better than mid, which was better than small. It was a year in which technology was better than anything. It was a year in which stocks that had negative earnings were, as a group, the best performers in the market.
     Value investing is based on the long-established principle that an investor who buys good assets cheap will do well over the long term. It is also based on the principle that an investor who buys well-managed companies cheap will do well over the long term. At the core of these concepts is buying cheap -- and selling dear only if one has better alternatives. The most important thing is to buy cheap.
     With NASDAQ, the top-performing U.S. index, trading at a price-earnings ratio of 200, buying cheap is decisively out of favor. History tells us that manias end in pain, not gain. The new millennium may surprise day traders and margin account speculators by marking a return to long-established investing disciplines.
     We will be there and hope you will be, too. As many of you have told us, the Fund was a disappointment. We have responded by revising our valuation model to include factors that work better in this economy, not by discarding our beliefs. Early indications suggest the new analytic model is working well.


     GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P 500 STOCK
                INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            INSTITUTIONAL
                 INDEX         SHARES
Feb. '96        $10,000        $ 9,797
Mar. '96         10,096          9,752
Jun. '96         10,552          9,973
Sep. '96         10,875         10,365
Dec. '96         11,785         11,366
Mar. '97         12,093         11,568
Jun. '97         14,209         13,197
Sep. '97         15,278         15,268
Dec. '97         15,717         15,445
Jun. '98         18,500         17,295
Dec. '98         20,209         17,577
Dec. '99         24,461         17,301

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX         N SHARES       A SHARES
Feb. '88       $10,000         $10,200        $ 9,450
Dec. '88        10,700          10,823         10,164
Dec. '89        14,069          13,855         12,363
Dec. '90        13,623          12,765         11,299
Dec. '91        17,784          16,248         14,151
Dec. '92        19,149          17,578         14,802
Dec. '93        21,061          20,784         17,199
Dec. '94        21,337          20,537         16,338
Dec. '95        29,323          27,738         21,686
Dec. '96        36,089          34,437         26,889
Dec. '97        48,129          46,645         36,322
Dec. '98        61,884          52,904         41,156
Dec. '99        74,904          51,983         40,418

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/99

                        1 YEAR      5 YEAR      10 YEAR   INCEPTION**
---------------------------------------------------------------------
Institutional Shares     -1.57%         --           --      15.27%
N Shares                 -1.74%      20.62%      14.14%      14.92%
A Shares                 -7.19%      18.50%      11.94%      12.50%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and February 26, 1988 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               EQUITY INCOME FUND



PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS: Throughout 1999, the U.S. economy remained strong. Earnings results overall were satisfactory, inflation remained in check, and the Federal Reserve interest rate policy of gradual rate hikes never seriously threatened the strength of the ongoing global economic expansion. The principal concerns during the year were inflation and the Federal Reserve's interest rate policy. The lack of broad-based earnings strength and pricing power also weighed on the markets and reflected intense domestic/global competition.
     The U.S. equity market put many of these issues behind it and maintained its record of generating a return in excess of 20%, as measured by the S&P 500. The market in 1999 remained narrowly focused, with fewer than one out of three S&P 500 issues outperforming the Index, as a "stealth" bear market occurred for many issues. Size and sector exposure, specifically large capitalization technology issues, generated the majority of the Index's returns for the year. Growth-oriented technology issues, based on their relative performance, increased their weight in the S&P 500 to over 30%. For value-oriented funds like the Equity Income Fund, it remained a challenging year to generate competitive returns when large-cap growth issues dominated returns.
     The Fund strongly benefited from technology, retail, transportation, and selected healthcare and communication issues. Many higher-yielding sectors, such as utilities, financial and capital goods, detracted from performance.



                  GROWTH OF A $10,000 INVESTMENT IN THE EQUITY
                     INCOME FUND AND THE S&P 500 STOCK INDEX
                    FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                INSTITUTIONAL
                 INDEX             SHARES        N SHARES        A SHARES
Jan. '94        $10,000           $10,327         $10,326         $ 9,450
Dec. '94         10,131             9,957           9,934           9,375
Dec. '95         13,923            13,625          13,559          12,783
Dec. '96         17,135            16,071          15,949          14,958
Dec. '97         22,852            21,198          20,978          19,600
Dec. '98         29,383            26,068          25,731          23,978
Dec. '99         35,565            28,641          28,221          26,293

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                       1 YEAR      5 YEAR   INCEPTION**
-------------------------------------------------------
Institutional Shares    9.87%      23.53%      19.16%
N Shares                9.68%      23.22%      18.87%
A Shares                3.63%      21.52%      17.47%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93%, 1.18% and 1.28%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Equity Income Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   GROWTH FUND


PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS: The U.S. markets were influenced by a few dominant themes: the equity market returns, as measured by the S&P 500 Index, were dominated by a short list of companies, with technology and e-commerce issues pushing their valuations beyond historic highs. The continuation of world economic growth has led to increasing inflationary pressures and higher domestic interest rates. In addition, the U.S. Treasury continued to generate excess liquidity, in anticipation of Y2K.
     The Fund's emphasis on value within the universe of large-cap growth issues penalized its results for the year relative to its growth peers, as it led to lower exposure to the narrow group of issues selling at high P/E ratios. For the year, technology (encompassing computer equipment, software and services) and communications were the best performing areas for the Fund. The Fund's five best-performing issues were Oracle Corp., up 289.8%; Broadwing Inc., up 138.8%; Applied Materials Inc., up 196.8; Adobe Systems Inc., up 187.7% and Adaptec Inc., up 184.0%.
     Looking forward, the Harris Insight Growth Fund is invested to take advantage of a universe of dynamic growth companies that also exhibit relative values in these sectors. This strategy has served us well historically. And, in an environment of anticipated governmental tightening policies and reduction of the excess year-end liquidity, the Fund is positioned to continue to exhibit less volatility than the overall Lipper growth universe.



                  GROWTH OF A $10,000 INVESTMENT IN THE GROWTH
                      FUND AND THE S&P 500 STOCK INDEX FROM
                      INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX   INSTITUTIONAL SHARES  N SHARES       A SHARES
Apr. '92       $10,000         $10,000        $10,000        $ 9,450
Dec. '92        11,049          10,910         10,893         10,289
Dec. '93        12,153          11,587         11,542         10,889
Dec. '94        12,312          11,581         11,507         10,845
Dec. '95        16,920          15,801         15,668         14,760
Dec. '96        20,824          20,370         20,149         18,978
Dec. '97        27,771          27,052         26,706         25,142
Dec. '98        35,708          33,822         33,296         31,338
Dec. '99        43,221          39,424         38,697         36,437

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                      1 YEAR      5 YEAR   INCEPTION**
------------------------------------------------------
Institutional Shares  16.56%      27.76%    19.45%
N Shares              16.22%      27.45%    19.16%
A Shares               9.89%      25.99%    18.24%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Growth Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Growth Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10%, 1.35% and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Growth Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                           SMALL-CAP OPPORTUNITY FUND



PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $178 million, whereas the largest company has a market capitalization of $1.35 billion. The total adjusted market capitalization of the Russell 2000 Index was $820 billion at the time of reconstruction June 1999.

INVESTMENT OBJECTIVE: The Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

INVESTMENT RESULTS: The Russell 2000 rebounded from its summer doldrums and outperformed the S&P 500 during the second half of 1999. In fact, for the full year the performance of the Russell 2000, up 21.26%, surpassed that of the S&P 500 by 9 basis points. This represents the first year in the last six that small caps have outperformed the large cap index. Given the length and breadth of underperformance of the small cap sector, however, we believe they remain poised for an extended recovery. Small caps are cheaper than large caps using virtually every valuation measure.
     We also expect the performance divergence between growth and value to persist. The growth industries of telecom and technology were almost entirely responsible for the market's strength, especially during the second half. Additionally, investors' concern with inflationary pressures and the Fed's ongoing tightening of short-term rates depressed returns of traditional value stocks such as financials and capital goods. Our overweight in technology and retail as well as our underweight in financials boosted our performance well above that of the Fund's benchmark during both the fourth quarter and for the full year.
     We are convinced that this sector allocation remains a good strategy in 2000 because the broad macro-trends persist. Demand for capital and commodities remains high during the recovery of the global economy and will continue to put pressure on inflation and interest rates. The world continues to shrink: spending on technology and telecommunications should continue unabated, notwithstanding the passage of Y2K. We will continue to emphasize those firms whose earnings are less exposed to rising interest rates and technology firms that are increasingly successful at expanding their sales to overseas markets. We remain cautious with respect to investing in Internet-related stocks, seeking companies that generate positive cash flow.



                      GROWTH OF A $10,000 INVESTMENT IN THE
                       SMALL-CAP OPPORTUNITY FUND AND THE
                       RUSSELL 2000 SMALL STOCK INDEX FROM
                      INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          INSTITUTIONAL
                 INDEX       SHARES        N SHARES     A SHARES
Jan. '85       $10,000       $10,515       $10,514       $ 9,450
Dec. '85        13,105        12,055        12,027        11,355
Dec. '86        13,850        13,691        13,625        12,851
Dec. '87        12,635        14,194        14,090        13,277
Dec. '88        15,781        17,624        17,452        16,428
Dec. '89        18,343        20,660        20,408        19,192
Dec. '90        14,765        18,269        18,002        16,912
Dec. '91        21,564        26,974        26,515        24,885
Dec. '92        25,534        32,100        31,475        29,511
Dec. '93        30,362        36,975        36,149        33,878
Dec. '94        29,809        35,602        34,719        32,504
Dec. '95        38,287        44,966        43,742        40,910
Dec. '96        44,602        53,421        51,849        48,453
Dec. '97        54,575        67,029        64,883        60,570
Dec. '98        53,183        67,804        65,525        61,137
Dec. '99        64,490        95,019        91,575        85,587


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                      1 YEAR    5 YEAR    10 YEAR  INCEPTION**
--------------------------------------------------------------
Institutional Shares  40.14%    21.69%     16.48%     16.23%
N Shares              39.75%    21.41%     16.20%     15.94%
A Shares              32.31%    20.00%     15.47%     15.42%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20%, 1.45% and 1.55%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                              SMALL-CAP VALUE FUND



PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $178 million, whereas the largest company has a market capitalization of $1.35 billion. The total adjusted market capitalization of the Russell 2000 Index was $820 billion at the time of reconstruction June 1999.
     Russell 2000 Value Index -- An index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS: The disparity between growth and value was even more apparent in small-cap stocks than in large-cap stocks in 1999. The Russell 2000, a popular index of small-cap stocks and the benchmark for the Fund, produced a return of 21.26%. Against this return, the Fund's return of .49% seems particularly disappointing. However, the Russell 2000 Value sub-Index produced a negative total return of -1.49%. In its Lipper Small-Cap Funds peer group of small-cap value funds, the Fund finished near the middle for the year, ranking 183 out of 334. It ranked 83rd in the group in the fourth quarter.
     Once again, the technology sector led the way in 1999 with the highest returns. More than 65% of technology stocks outperformed the broad market indices. Other sectors that did well include communications, healthcare and energy; again these are sectors that the Fund underweights due to its value style.
     For the last five years, value performance has trailed growth performance. This phenomenon is cyclical: in the preceding five years value outperformed growth. Currently, small-cap stocks are trading at a price-to-cash flow discount of almost 25% compared with large-cap stocks. While predicting when the market will shift is an inexact science at best, the improvement in the world economy and the severe undervaluation of small-cap stocks leads us to believe such a shift is inevitable. We continue to remain true our portfolio strategy.



                 GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP
                    VALUE FUND, THE RUSSELL 2000 SMALL STOCK
                     INDEX AND THE RUSSELL 2000 VALUE INDEX
                    FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RUSSELL 2000     RUSSELL 2000  INSTITUTIONAL
           SMALL STOCK INDEX  VALUE INDEX***     SHARES     N SHARES    A SHARES
Jan. '85       $10,000          $10,000         $11,273      $11,270     $ 9,450
Dec. '85        13,105           13,101          13,073       13,051      12,326
Dec. '86        13,850           14,072          15,855       15,785      14,901
Dec. '87        12,635           13,071          16,236       16,120      15,198
Dec. '88        15,781           16,924          19,709       19,506      18,383
Dec. '89        18,343           19,027          22,473       22,205      20,908
Dec. '90        14,765           14,884          18,818       18,536      17,442
Dec. '91        21,564           21,091          26,655       26,208      24,620
Dec. '92        25,534           27,236          31,000       30,388      28,531
Dec. '93        30,362           33,710          35,636       34,850      32,706
Dec. '94        29,809           33,190          34,491       33,651      31,551
Dec. '95        38,287           41,735          43,855       42,663      39,967
Dec. '96        44,602           50,653          50,455       48,977      45,825
Dec. '97        54,575           66,753          65,380       63,223      59,137
Dec. '98        53,183           62,446          62,809       60,598      56,643
Dec. '99        64,490           61,517          63,118       60,731      56,764

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                       1 YEAR       5 YEAR      10 YEAR    INCEPTION**
----------------------------------------------------------------------
Institutional Shares    0.49%        12.85%      10.88%       13.06%
N Shares                0.22%        12.53%      10.59%       12.77%
A Shares               -5.31%        11.20%       9.88%       12.26%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.
** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24% and 1.34%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.
*** The Fund's primary benchmark is now the Russell 2000 Value Index. This index better reflects the investment objectives and policies of the Fund.

    Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                                   INDEX FUND



PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS: 1999 was the fifth straight year the S&P 500 Index posted gains greater than 20% and another great year to be invested in S&P 500 Index Funds. More than half of all U.S. equity securities ended the year lower than they began, making the last year of the millennium a difficult one for stock pickers. The Fund outperformed its Lipper S&P 500 Index Objective Funds peer group again this year.
     Since the investment objective of the Fund is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors. The Index is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index. Moreover, when the Index rises a sizable percentage as it did in 1999, it is more difficult to match the returns of the Index, because the Index calculates its return by assuming dividends are reinvested immediately on the "ex date," whereas in the real world of investing cash, dividends are received only after a two to six week delay. During this period, the prices of the stocks into which the dividends are to be reinvested are changing, either rising (as in 1999) or declining (as in certain past years).



                   GROWTH OF A $10,000 INVESTMENT IN THE INDEX
                     FUND AND THE S&P 500(REGISTRATION MARK)
              STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                        INSTITUTIONAL
              INDEX         SHARES      N SHARES
Apr. '92     $10,000       $10,028      $10,027
Dec. '92      11,049        10,730       10,711
Dec. '93      12,153        11,750       11,700
Dec. '94      12,312        11,841       11,761
Dec. '95      16,920        16,218       16,069
Dec. '96      20,824        19,902       19,679
Dec. '97      27,771        26,427       26,077
Dec. '98      35,708        33,884       33,347
Dec. '99      43,221        40,795       40,063

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                       1 YEAR    5 YEAR   INCEPTION**
-----------------------------------------------------
Institutional Shares    20.40%    28.07%    19.98%
N Shares                20.14%    27.78%    19.70%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional and N Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional Shares and N Shares of the Index Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                  BALANCED FUND



PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index -- An index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS: 1999 presented a very challenging investment environment for a value-oriented fund such as the Harris Insight Balanced Fund. In equity markets that were dominated by a relatively small group of technology stocks selling at stratospheric valuations, value funds that maintained their time-proven approach struggled to keep pace with the "dot.com" mania. More than half the stocks in the S&P 500 declined in price last year, the median stock was off 1.3%, and small-cap value benchmarks posted negative returns. This hostile environment for value investors made it very difficult for the large- and small-cap stocks in the Balanced Fund to post gains.
     Entering the year 2000, the equity markets are being driven by liquidity and price momentum. In certain sectors, primarily technology, biotech and growth in general, there appears to be little link between today's stock prices and underlying fundamentals. In our judgment, these types of equities are selling at unsustainable levels. Therefore, the Fund will maintain its value orientation and conservative posture toward stocks. We have, however, reviewed our stock selection models and made some enhancements to our process designed to keep the Fund more in tune with evolving market trends.
     The fixed-income portion of the Balanced Fund performed quite well last year. The Fund benefited from good duration management and overweighted positions in spread products. While the bonds outperformed peer group funds and market benchmarks, this was achieved in a rising interest rate environment that saw bond prices decline. Accordingly, fixed-income returns in the Fund were slightly negative.
     Our outlook for interest rates has recently become less bearish. As a result, we have adopted a neutral duration stance relative to the Fund's Lehman benchmark. If interest rates stabilize, bond returns will show improvement from 1999 results.



                      GROWTH OF A $10,000 INVESTMENT IN THE
                       BALANCED FUND, S&P 500 STOCK INDEX
                       AND LEHMAN BROTHERS AGGREGATE BOND
                 INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LB AGGREGATE      S&P 500     INSTITUTIONAL
           BOND INDEX        INDEX         SHARES         N SHARES     A SHARES
Mar.'97      $10,000        $10,000       $ 9,843         $10,000      $ 9,450
Jun.'97       10,368         11,749        10,758          10,909       10,286
Dec.'97       11,030         12,996        12,025          12,172       11,426
Jun.'98       11,462         15,399        12,871          13,007       12,163
Dec.'98       11,986         16,713        13,059          13,181       12,270
Jun.'99       11,822         18,782        13,140          13,247       12,326
Dec.'99       11,888         20,229        12,889          12,980       12,074

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                           1 YEAR         INCEPTION**
-----------------------------------------------------
Institutional Shares       -1.30%            9.57%
N Shares                   -1.52%           10.08%
A Shares                   -7.00%            7.19%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997, and April 16, 1997 for the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               INTERNATIONAL FUND



PERFORMANCE BENCHMARK: MSCI EAFE Index -- An index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS: Despite widespread publicity concerning potential Y2K risks, global equity markets proved resilient and registered strong gains during the year. Most notable was the continuing bifurcation in the markets in which many of the highest P/E stocks (primarily technology and telecom stocks) led the markets higher. Masked beneath the strong market returns is a profound narrowness in which a small number of non-U.S. large-cap stocks (primarily in the technology and telecommunication sectors) generated the overwhelming majority of many stock markets' returns. This narrow market leadership does not appear to be sustainable given the existing stock valuations and growth prospects. Accordingly, we expect that the re-emergence of fundamental considerations will result in a normalization of the extreme valuation disparities that have emerged globally.
     Given the attractive valuations and the upward earnings revisions that are evident in the Fund, we are optimistic about prospects for the year 2000. We positioned the portfolio to benefit from a unique combination of attractive valuation and earnings strength in the Pacific Rim and Japan. It appears these economies have bottomed. In addition, selective opportunities exist in Europe. Key risks to global equities include inflation and interest rates. In addition to these considerations, the actual timing of Japan's economic recovery remains the wildcard for Asia, while prospects for synchronized European growth remain on investors' minds.



                      GROWTH OF A $10,000 INVESTMENT IN THE
                      INTERNATIONAL FUND AND THE MSCI EAFE
                 INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        INSTITUTIONAL
              INDEX        SHARES      N SHARES    A SHARES
Jan. '87      $10,000      $10,000      $10,000      $9,450
Dec. '87       12,493       11,015       11,006      10,401
Dec. '88       16,065       12,621       12,579      11,887
Dec. '89       17,799       14,115       14,013      13,241
Dec. '90       13,671       10,987       10,874      10,215
Dec. '91       15,379       12,300       12,154      11,393
Dec. '92       13,557       11,761       11,595      10,862
Dec. '93       18,023       14,655       14,419      13,492
Dec. '94       19,476       15,284       15,011      14,037
Dec. '95       21,725       15,923       15,593      14,564
Dec. '96       23,107       16,737       16,354      15,253
Dec. '97       23,583       15,923       15,502      14,442
Dec. '98       28,300       15,184       14,752      13,701
Dec. '99       35,451       19,334       18,707      17,374

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                         1 YEAR      5 YEAR    10 YEAR   INCEPTION**
--------------------------------------------------------------------
Institutional Shares     27.33%       4.81%     3.20%      5.23%
N Shares                 26.81%       4.50%     2.93%      4.96%
A Shares                 19.83%       3.18%     2.18%      4.37%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.
** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1987. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40%, 1.65% and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the International Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                  FUND SUMMARY

                              EMERGING MARKETS FUND


PERFORMANCE BENCHMARK: The MSCI Emerging Market Index -- An index that measures performance for a universe of emerging markets. The emerging markets as defined by MSCI share some of the following characteristics:
1) Gross National Product substantially below the average for developed economies, which is consistent with the World Bank's classification criteria.
2) Greater government regulation limiting or banning foreign ownership in industries and companies than that which prevails in developed markets.
3) Less sophisticated regulatory environment, trading hours, or back office operations.
4) Restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
5) Greater perceived risk than in developed markets.
6) A general perception by the investment community that the country should be considered emerging.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS: Emerging markets had a strong finish in 1999, more than offsetting the correction seen in the third quarter and handily beating the major international markets. The global technology/telecom rally also affected the emerging markets, with stocks in this sector clearly outperforming other emerging-market industry sectors. The sector benefited from strong global and local demand. The Fund had a very strong weighting in the telecom sector for most of 1999. For the fourth quarter of 1999, Latin America and the EMEA region (Europe, Middle East and Africa) showed the best performance, while Asia, though positive, lagged.
     The Asian markets continue to benefit from favorable economic conditions, which translate into better earnings-growth numbers, lower risk premiums and more stable currencies. The global economy is strong and China made significant advances towards joining the WTO. Indonesia, Thailand and Hong Kong were the best performing markets in Asia, while India, Taiwan, Korea and the Philippines underperformed the regional index, but still posted gains.
     Latin America also benefited from increased earnings expectations across the board. Brazil continues to improve on the economic front and outperformed the other countries in the region. Mexico, which had the second best performance, continues to benefit from its integration within NAFTA.
     The strong performance of the EMEA region was anchored by triple-digit gains in Russia and Turkey. Stronger economic data seen during the period and fairly positive results in Russia's Duma elections propelled that market, particularly in December. Turkey continues to make economic progress and has a good chance to tame inflation for the first time in years.



    GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI
        EMERGING MARKETS INDEX FROM INCEPTION THROUGH DECEMBER 31, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           INSTITUTIONAL
                  INDEX        SHARES      N SHARES     A SHARES
Oct. '97         $10,000       $9,340       $9,340       $9,450
Dec. '97           9,768        8,550        8,540        8,072
Jun. '98           7,899        6,540        6,510        6,144
Dec. '98           7,297        5,886        5,850        5,510
Jun. '99          10,100        8,342        8,280        7,797
Dec. '99          11,945        9,683        9,598        9,072

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/99

                         1 YEAR     INCEPTION**
-----------------------------------------------
Institutional Shares      64.53%      -1.45%
N Shares                  64.06%      -1.85%
A Shares                  55.55%      -4.33%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.
** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION


For the year ended December 31, 1999, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                               FIXED INCOME FUNDS

                                     SHORT-TERM CAPITAL       LONG-TERM CAPITAL
                                       GAIN, PER SHARE        GAIN, PER SHARE*
                                    --------------------    --------------------
                                    07/14/99    12/20/99    07/14/99    12/20/99
                                    --------    --------    --------    --------
Bond Fund ......................... $0.0081     $     --     $    --     $    --
Short/Intermediate Bond Fund ......      --           --      0.0153          --
Intermediate Tax-Exempt Bond Fund .  0.0110           --      0.0020          --
Convertible Securities Fund .......      --       0.0836          --      0.0550


                                  EQUITY FUNDS

                                     SHORT-TERM CAPITAL      LONG-TERM CAPITAL
                                       GAIN, PER SHARE       GAIN, PER SHARE*
                                    --------------------    --------------------
                                    07/14/99    12/20/99    07/14/99    12/20/99
                                    --------    --------    --------    --------
Equity Fund ....................... $     --    $     --    $0.6578     $1.4017
Equity Income Fund ................       --          --     0.2362      0.3422
Growth Fund .......................       --          --     0.3805      1.0067
Small-Cap Opportunity Fund ........       --          --         --      0.7647
Small-Cap Value Fund ..............       --          --     0.2823      0.1347
Index Fund ........................   0.0285      0.0392     0.1072      0.3870
Balanced Fund .....................       --          --     0.0663      1.3342

*All long-term capital gains paid during 1999 are taxable at the rate of 20%.

FOR CORPORATE SHAREHOLDERS ONLY:

The percentage of dividends from net investment income declared for the year ended December 31, 1999, which qualify for the corporate dividends received deduction is as follows:

Equity Fund ............................................................   100%
Equity Income Fund .....................................................   100%
Small-Cap Value Fund ...................................................   100%
Index Fund .............................................................   100%

FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND:

For the year ended December 31, 1999, the International Fund and Emerging Markets Fund distributed $1,077,967 and $21,305, respectively, of foreign source income on which the International Fund and Emerging Markets Fund paid foreign taxes of $418,495 and $32,154, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                              HARRIS INSIGHT FUNDS
                          GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----     ------------
AGENCY OBLIGATIONS -- 39.3%
FEDERAL FARM CREDIT BANK -- 3.0%
    5.850%                              12/01/00       $15,000     $ 14,967,186
                                                                   ------------
FEDERAL HOME LOAN BANK -- 23.3%
    4.915%                              01/13/00        10,000       10,000,048
    4.860%                              01/14/00        12,190       12,189,621
    4.950%                              02/17/00        30,000       29,998,130
    5.035%                              02/25/00        14,000       13,999,363
    5.075%                              04/28/00        10,000        9,999,771
    5.415%                              06/14/00        15,270       15,262,914
    5.560%                              07/14/00        10,000       10,000,758
    5.915%                              10/13/00        15,000       14,992,703
                                                                   ------------
                                                                    116,443,308
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.0%
    4.970%                              04/12/00        10,000        9,998,109
    5.050%                              05/12/00        15,000       14,994,271
    5.620%                              08/09/00        15,000       14,990,827
    5.890%                              11/24/00        25,000       24,938,949
                                                                   ------------
                                                                     64,922,156
TOTAL AGENCY OBLIGATIONS
  (Cost $196,332,650)                                               196,332,650
                                                                   ------------
ZERO COUPON BONDS -- 0.9%
FEDERAL HOME LOAN MORTGAGE CORP.
  (Cost $4,684,752)
    0.000%                              01/16/01         5,000        4,684,752
                                                                   ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 40.0%
FEDERAL FARM CREDIT BANK -- 3.0%
    6.293%                              01/18/00*       15,000       14,997,314
                                                                   ------------
FEDERAL HOME LOAN BANK -- 15.0%
    4.925%                              01/03/00*       30,000       29,995,738
    6.311%                              01/12/00*       20,000       19,995,842
    6.323%                              01/21/00*       15,000       14,996,804
    5.839%                              02/14/00*       10,000        9,996,934
                                                                   ------------
                                                                     74,985,318
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 6.0%
    6.266%                              01/18/00*       20,000       19,993,967
    6.261%                              01/20/00*       10,000        9,998,278
                                                                   ------------
                                                                     29,992,245
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.0%
    4.940%                              01/03/00*       10,000        9,997,302
    5.000%                              01/03/00*       20,000       19,995,541
    6.275%                              01/18/00*       10,000        9,998,848
    5.160%                              02/10/00*       10,000        9,997,869
    5.970%                              03/23/00        10,000        9,998,544
                                                                   ------------
                                                                     59,988,104
                                                                   ------------
STUDENT LOAN MARKETING ASSOCIATION -- 4.0%
    4.910%                              01/03/00*       20,000       19,998,853
                                                                   ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $199,961,834)                                               199,961,834
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----     ------------
REPURCHASE AGREEMENTS -- 9.7%
Lehman Brothers, Inc.
  3.500%
  Agreement dated 12/31/99,
  proceeds at maturity
  $48,715,173
  (Collateralized by
  $49,678,220 GNMA 6.000%
  to 9.500%, due from
  03/15/10 to 02/15/28. The
  market value is
  $49,671,585.)
  (Cost $48,700,969)                    01/03/00       $48,701     $ 48,700,969
                                                                   ------------

                                                      SHARES
                                                    ----------
TEMPORARY INVESTMENTS -- 9.8%
AIM Short-Term Investment Trust
  Treasury Portfolio                                24,591,540       24,591,540
Provident Institutional Funds T-Fund                24,600,000       24,600,000
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $49,191,540)                                                 49,191,540
                                                                   ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $498,871,745)                                                498,871,745
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Interest receivable and other assets                                  3,817,448
Dividends payable                                                    (2,291,972)
Accrued expenses                                                       (225,574)
                                                                   ------------
                                                                      1,299,902
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 210,552,312
  Institutional Shares and
  289,702,572 N Shares
  outstanding, $.001 par
  value; 1.5 billion
  authorized shares
  (Note 7)                                                         $500,171,647
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES AND
  N SHARES                                                                $1.00
                                                                          =====

----------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER)   Rate in effect on 12/31/99.
* Date of next interest rate reset.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
ASSET-BACKED SECURITIES -- 4.2%
Ikon Receivables LLC
  Series 1999-1, Class A1
    5.110%                              01/18/00       $27,234   $  27,234,288
Syndicated Loan Funding Trust
    6.613%                              01/18/00        74,000       74,000,000
World Financial Properties
    6.688%                              01/10/00        31,043       31,043,445
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $132,277,733)                                               132,277,733
                                                                 --------------
CERTIFICATES OF DEPOSIT -- 4.2%
Bankers Trust Co.
    5.160%                              04/10/00        49,000       48,993,538
Societe Generale
    5.220%                              02/28/00        38,925       38,921,191
Union Bank of California
    6.178%                              01/18/00        45,000       44,999,898
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $132,914,627)                                               132,914,627
                                                                 --------------
COMMERCIAL PAPER -- 27.9%
Block Financial Corp.
    6.150%                              02/23/00        64,650       64,064,648
Corporate Receivables Corp.
    6.020%                              01/31/00         2,000        1,989,967
Countrywide Home Loans, Inc.
    5.200%                              01/07/00       100,000       99,913,333
Falcon Asset Securities Corp.
    6.120%                              01/11/00        26,901       26,855,268
Lower Colorado River Authority
    6.220%                              04/05/00        63,500       63,500,000
MCI Worldcom, Inc.
    5.070%                              01/28/00        50,000       49,772,375
Moriarty, Ltd.
    6.120%                              01/19/00        97,000       96,703,180
Preferred Receivables Funding
  Corp.
    6.000%                              01/18/00        73,000       72,793,167
Republic Industries Funding Corp.
    6.000%                              01/12/00        50,000       49,908,333
    6.000%                              01/12/00        40,000       39,926,667
Surrey Funding Corp.
    6.350%                              01/12/00         6,112        6,100,141
    6.300%                              01/14/00        98,000       97,777,050
Thames Asset Global Securities
    6.000%                              01/18/00        55,000       54,844,167
    6.070%                              02/04/00        35,392       35,189,105
    6.050%                              02/17/00        25,270       25,070,402
Variable Funding Capital Corp.
    6.150%                              01/07/00        40,000       39,959,000
Windmill Funding Corp.
    6.100%                              01/27/00        50,000       49,779,722
                                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $874,146,525)                                               874,146,525
                                                                 --------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
CORPORATE BONDS -- 22.0%
AT&T Capital Corp.
    7.500%                              11/15/00       $44,780    $  45,223,572
Bank One Corp.
    6.170%                              10/16/00        98,500       98,463,397
BankBoston NA
    5.123%                              02/17/00        39,350       39,348,500
Beta Finance, Inc.
    5.235%                              01/18/00        40,000       40,000,000
    5.150%                              02/24/00        40,000       39,997,262
    5.160%                              04/17/00        24,000       23,999,302
General Motors Acceptance Corp.
    5.750%                              01/05/00         3,500        3,500,227
    8.625%                              01/10/00         9,600        9,608,002
    9.375%                              04/01/00         7,346        7,419,854
    7.375%                              06/22/00         8,000        8,059,704
    5.800%                              08/07/00        12,500       12,499,706
Heller Financial, Inc.
    6.140%                              04/13/00         4,750        4,760,396
    6.500%                              05/15/00        17,790       17,852,164
Household Finance Corp.
    5.678%                              07/07/00        72,500       72,486,441
Huntington National Bank
    5.950%                              09/29/00        65,500       65,467,350
International Business Machines
  Corp.
    6.375%                              06/15/00        16,137       16,188,057
International Lease Finance Corp.
    6.650%                              04/01/00         2,500        2,506,741
Lehman Brothers Holdings, Inc.
    8.875%                              02/15/00        10,000       10,038,924
    6.150%                              03/15/00        11,615       11,629,014
    7.290%                              09/25/00         5,000        5,033,020
    6.890%                              10/10/00         5,000        5,018,715
Liberty Lighthouse US Capital Co.
    5.700%                              07/17/00        36,000       35,960,061
PHH Corp.
    5.510%                              02/22/00        11,500       11,500,000
    5.610%                              02/22/00        35,000       35,000,000
    5.490%                              03/01/00        60,000       59,994,306
Salomon Smith Barney
  Holdings, Inc.
    6.500%                              03/01/00         8,200        8,218,138
                                                                 --------------
TOTAL CORPORATE BONDS
  (Cost $689,772,853)                                               689,772,853
                                                                 --------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 35.2%
AT&T Corp.
    6.136%                              01/13/00*       50,000       49,989,399
Caterpillar Financial Service Corp.
    6.130%                              01/07/00*       70,000       70,000,000
CFM International
    6.525%                              01/03/00*       55,000       55,000,000
CIT Group Holdings, Inc.
    5.690%                              01/03/00*       78,200       78,192,136
Dean Witter Discover Co.
    6.458%                              03/01/00        14,000       14,009,281

                       See Notes to Financial Statements.
                                                                              27

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
-------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) (CONTINUED)
First Union National Bank
    6.433%                              01/19/00*      $39,900    $  39,900,612
    6.140%                              02/16/00*       50,000       50,000,000
General Motors Acceptance Corp.
    6.141%                              02/03/00        19,000       19,000,406
Goldman Sachs Group
    6.330%                              01/07/00         5,000        5,000,000
    6.258%                              01/15/00*       49,000       49,000,000
Heller Financial, Inc.
    6.464%                              01/13/00*       25,000       25,018,874
    6.330%                              03/01/00*       20,000       20,013,128
    6.290%                              03/20/00        30,000       30,009,591
Huntington National Bank
    5.563%                              11/28/00        23,000       23,000,000
John Deere Capital Corp.
    5.634%                              01/01/00*       43,000       42,990,592
John Hancock Mutual Life Insurance Co.
    6.580%                              01/18/00*       80,000       80,000,000
Lehman Brothers Holdings, Inc.
    6.711%                              01/18/00        65,000       65,000,000
Liberty Lighthouse US Capital Co.
    6.513%                              01/21/00*       50,000       49,984,930
Madison, Wisconsin, Community
  Development Authority Revenue Bonds
    6.750%                              01/05/00*        9,440        9,440,000
Moat Funding, LLC
    6.479%                              01/06/00*       90,000       90,000,000
NationsBank of North America
    5.660%                              01/03/00*       43,800       43,795,048
Northern Rock P.L.C.
    6.110%                              03/14/00*       37,200       37,199,492
Pennsylvania Economic Development
  Finance Authority Revenue Bonds
    6.000%                              01/06/00*        5,800        5,800,000
PNC Bank Corp.
    6.461%                              01/26/00*       10,650       10,649,488
RACERS Series 1999-26 Class A
    6.603%                              01/18/00*       65,500       65,498,930
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
    6.500%                              01/05/00*       10,608       10,608,831
Sacramento County, California,
  Municipal Bond
    5.850%                              01/05/00*       66,500       66,500,000
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,105,600,738)                                           1,105,600,738
                                                                 --------------


 ANNUALIZED
 YIELD/RATE                                           Share       Value(DAGGER)
 ----------                                        -----------   --------------
TEMPORARY INVESTMENTS -- 5.9%
Dreyfus Cash Management Plus, Inc.
  Class A Shares                                            13   $           13
Goldman Sachs Financial Square
  Money Market Portfolio                            74,037,647       74,037,647
J.P. Morgan Institutional Prime
  Money Market Portfolio                           110,421,460      110,421,460
                                                                 --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $184,459,120)                                               184,459,120
                                                                 --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $3,119,171,596)                                           3,119,171,596
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- 0.6%
Interest receivable and other assets                                 33,511,005
Dividends payable                                                   (13,723,991)
Accrued expenses                                                     (1,007,522)
                                                                 --------------
                                                                     18,779,492
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 2,084,731,992 Institutional
  Shares and 1,053,233,667 N Shares
  outstanding, $.001 par value;
  3.55 billion authorized shares (Note 7)                        $3,137,951,088
                                                                 ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES AND
  N SHARES                                                                $1.00
                                                                          =====

----------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER)   Rate in effect on 12/31/99.
* Date of next interest rate reset.

                       See Notes to Financial Statements.
28

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS -- 99.5%
ALABAMA -- 1.4%
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series C VR
    4.500%                              01/01/00       $10,500     $ 10,500,000
                                                                   ------------
ALASKA -- 10.2%
Alaska State Housing Financial Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
    5.550%                              01/01/00        15,195       15,195,000
Anchorage, Alaska, Electric Utility Revenue
  Bonds Series 1996D VR
    5.500%                              01/07/00         7,700        7,700,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Arco Transportation Project)
  Series C TECP
    3.800%                              03/10/00        10,000        9,999,998
    3.750%                              04/10/00         5,000        5,000,000
    3.800%                              04/10/00         5,000        5,000,000
    3.700%                              04/11/00        10,000       10,000,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Exxon Pipeline Co. Project) VR
    4.850%                              01/01/00        24,500       24,500,000
                                                                   ------------
                                                                     77,394,998
                                                                   ------------
ARIZONA -- 1.1%
Maricopa County, Arizona, Pollution Control
  Corp. Revenue Refunding Bonds
  (Arizona Public Service Co.) Series B VR
    4.900%                              01/01/00         8,400        8,400,000
                                                                   ------------
CALIFORNIA -- 0.7%
Los Angeles County, California, TRANS
    4.000%                              06/30/00         5,000        5,016,265
                                                                   ------------
CONNECTICUT -- 0.2%
Connecticut State Special Assessment
  Unemployment Compensation Advance
  Fund Revenue Bonds (Connecticut
  Unemployment Project) Series 1993C PS
    3.600%                              07/01/00         1,800        1,800,000
                                                                   ------------
DELAWARE -- 0.4%
Delaware State General Obligation Bonds
  Series A
    4.500%                              02/01/00         3,000        3,002,712
                                                                   ------------
FLORIDA -- 1.8%
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric) VR
    5.550%                              01/07/00         3,565        3,565,000
Sunshine State, Florida, Government
  Finance Commission TECP
    3.850%                              02/10/00         5,000        5,000,000
    3.700%                              03/09/00         5,000        5,000,000
                                                                   ------------
                                                                     13,565,000
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA -- 3.3%
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 3rd Series VR
    4.900%                              01/03/00       $10,200     $ 10,200,000
Georgia Municipal Electric Authority TECP
    3.900%                              02/11/00         5,000        5,000,000
    3.750%                              04/07/00        10,000       10,000,000
                                                                   ------------
                                                                     25,200,000
                                                                   ------------
HAWAII -- 1.1%
City & County of Honolulu, Hawaii TECP
    3.750%                              03/09/00         8,000        8,000,000
                                                                   ------------
IDAHO -- 1.3%
Idaho State TANS
    4.250%                              06/30/00        10,000       10,040,613
                                                                   ------------
ILLINOIS -- 7.2%
Cook County, Illinois, Revenue Bonds
  (Catholic Charities) VR
    5.550%                              01/07/00         8,300        8,300,000
Illinois Development Finance Authority
  Revenue Bonds (McCormick Theological)
  Series A VR
    4.950%                              01/07/00         3,785        3,785,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University) PS
    3.750%                              03/08/00         3,000        3,000,000
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
    5.550%                              01/07/00        23,000       23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Provena Health Project)
  Series B VR
    4.950%                              01/01/00        10,000       10,000,000
Illinois Development Finance Authority
  Revenue Bonds (Roosevelt University
  Project) VR
    5.550%                              01/07/00         6,500        6,500,000
                                                                   ------------
                                                                     54,585,000
                                                                   ------------
INDIANA -- 9.9%
ABN AMRO Munitops Certificates
  Series 5 VR
    5.680%                              01/07/00        20,746       20,746,000
Indiana Health Facilities Finance Authority
  (Acension Health) TECP
    3.800%                              02/09/00        20,000       20,000,000
Indiana State Development Finance
  Authority Environmental Improvement
  Revenue Bonds (USX Corp. Project) PS
    3.450%                              03/02/00         2,200        2,200,000
Indiana State Office Building Notes TECP
    3.650%                              02/23/00        15,066       15,066,000

                       See Notes to Financial Statements.
                                                                              29

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co.) Series A VR
    5.550%                              01/07/00       $ 3,845     $  3,845,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co. Project) Series B VR
    5.500%                              01/07/00        13,000       13,000,000
                                                                   ------------
                                                                     74,857,000
                                                                   ------------
IOWA -- 1.1%
Iowa State School Cash Anticipation
  Program, Iowa School Corps Warrants
  Certificates Series B
    3.500%                              01/28/00         5,000        5,001,901
Polk County, Iowa, Hospital Equipment
  Authority Revenue Bonds VR
    5.500%                              01/07/00         2,880        2,880,000
                                                                   ------------
                                                                      7,881,901
                                                                   ------------
KENTUCKY -- 3.2%
Kentucky Asset Liability Commission
  Project Notes TECP
    3.650%                              03/02/00         3,800        3,800,000
Kentucky Asset Liability Commission
  Revenue TRANS
    4.250%                              06/28/00        10,000       10,037,955
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
    5.550%                              01/07/00         4,900        4,900,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    5.550%                              01/07/00         5,610        5,610,000
                                                                   ------------
                                                                     24,347,955
                                                                   ------------
LOUISIANA -- 4.0%
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
    5.500%                              01/07/00        12,100       12,100,000
West Baton Rouge Parish, Louisiana,
  Industrial District No. 3 Revenue Bonds
  (Dow Chemical Co. Project) Series B VR
    5.000%                              01/01/00        18,300       18,300,000
                                                                   ------------
                                                                     30,400,000
                                                                   ------------
MICHIGAN -- 2.2%
Michigan State Strategic Fund Pollution
  Control Revenue Refunding Bonds
  (Consumers Power Project) VR
    4.900%                              01/01/00        16,500       16,500,000
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 0.9%
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron Corp.
  Project) VR
    3.850%                              01/01/00       $ 7,000     $  7,000,000
                                                                   ------------
MISSOURI -- 2.4%
Missouri State Development Finance Board
  Infrastructure Facilities Revenue Bonds
  (Social City Union Station Asset Corp.)
  Series B VR
    4.500%                              01/01/00         9,100        9,100,000
Missouri State Development Finance Board
  Infrastructure Facilities Revenue Bonds
  (Social City Union Station Asset Corp.)
  Series C VR
    4.500%                              01/01/00         2,300        2,300,000
Missouri State Health & Education Facilities
  Authority Revenue Bonds (Washington
  University) TECP
    3.650%                              03/01/00         7,000        7,000,000
                                                                   ------------
                                                                     18,400,000
                                                                   ------------
NEBRASKA -- 2.4%
Nebraska Public Power District Electric
  System Revenue Bonds TECP
    3.850%                              02/11/00         7,975        7,975,000
    3.700%                              04/10/00        10,000       10,000,000
                                                                   ------------
                                                                     17,975,000
                                                                   ------------
NEW MEXICO -- 0.6%
Albuquerque, New Mexico, General
  Obligation Bonds Series A
    3.750%                              07/01/00         1,000        1,000,963
Farmington, New Mexico, Pollution Control
  Revenue Refunding Bonds (Arizona
  Public Service Co.) Series A VR
    4.700%                              01/01/00         3,400        3,400,000
                                                                   ------------
                                                                      4,400,963
                                                                   ------------
NEW YORK -- 13.4%
Long Island Power Authority, New York
  Electric Systems Revenue Bonds
  Subseries 5 VR
    4.700%                              01/01/00        17,400       17,400,000
New York City, New York, General Obligation
  Bonds Series A51 VR
    5.750%                              01/07/00        35,000       35,000,000
New York City, New York, General Obligation
  Bonds Subseries B-2 VR
    4.500%                              01/01/00         5,000        5,000,000
New York City, New York, Municipal Water
  Finance Authority Water & Sewer System
  Revenue Bonds Series A VR
    4.500%                              01/01/00        17,000       17,000,000

                       See Notes to Financial Statements.
30

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City, New York, Municipal Water
  Finance Authority Water & Sewer System
  Revenue Bonds Series G VR
    4.700%                              01/01/00       $ 5,250     $  5,250,000
New York City, New York, Transitional
  Finance Authority Revenue Bonds VR
    5.750%                              01/07/00        20,280       20,280,000
New York State Energy Research &
  Development Authority Pollution Control
  Revenue Bonds (Niagara Mohawk
  Power Corp.) Series B VR
    4.900%                              01/01/00         1,100        1,100,000
                                                                   ------------
                                                                    101,030,000
                                                                   ------------
NORTH DAKOTA -- 0.1%
Mercer County, North Dakota, Pollution
  Control Revenue Bonds (United Power-
  National Rural Utilities Project)
  Series 84C VR
    5.550%                              01/07/00           995          995,000
                                                                   ------------
OKLAHOMA -- 4.7%
Muskogee, Oklahoma, Industrial Trust
  Pollution Control Revenue Bonds
  (Oklahoma Gas & Electric Co.)
  Series A VR
    5.500%                              01/07/00        16,500       16,500,000
Oklahoma City, Oklahoma, Industrial &
  Cultural Trust Revenue Bonds TECP
    3.750%                              03/08/00        13,440       13,440,000
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
    5.500%                              01/07/00         5,550        5,550,000
                                                                   ------------
                                                                    35,490,000
                                                                   ------------
OREGON -- 1.2%
Multnomah County, Oregon, School
  District No. 1J TRANS
    4.000%                              06/30/00         9,000        9,021,553
                                                                   ------------
SOUTH CAROLINA -- 1.7%
Berkeley County, South Carolina, Pollution
  Control Facilities Revenue Refunding
  Bonds (Amoco Chemical Co. Project) VR
    4.850%                              01/01/00         2,700        2,700,000
York County, South Carolina, Pollution
  Control Revenue Bonds PS
    3.700%                              03/15/00        10,000       10,000,000
                                                                   ------------
                                                                     12,700,000
                                                                   ------------
TENNESSEE -- 0.3%
Tennessee State General Obligation Bonds
  Series B
    5.000%                              05/01/00         2,000        2,009,804
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
TEXAS -- 7.4%
Denton, Texas, Independent School District
  General Obligation Bonds Series B PS
    3.650%                              08/15/00       $ 6,000     $  6,000,000
Gulf Coast Waste Disposal Authority,
  Texas Pollution Control Revenue
  Refunding Bonds (Exxon Project) VR
    4.850%                              01/01/00         7,150        7,150,000
Houston, Texas, Water & Sewer Systems
  Revenue Bonds Series A29 VR
    5.750%                              01/07/00         2,800        2,800,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation
  Project) VR
    5.550%                              01/07/00         9,205        9,205,000
Sabine River, Texas, Industrial Development
  Authority Revenue Bonds (National Rural
  Utilities Project) PS
    3.450%                              02/15/00         3,500        3,500,000
Sabine River, Texas, Pollution Control
  Revenue Bonds (Collective Utilities
  Electric Co.) Series B VR
    4.500%                              01/01/00         6,000        6,000,000
Texas Higher Education Authority,
  Educational Equipment & Improvement
  Revenue Bonds VR
    5.500%                              01/07/00         7,310        7,310,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    5.550%                              01/07/00         8,845        8,845,000
Texas State TRANS Series A
    4.500%                              08/31/00         5,000        5,025,665
                                                                   ------------
                                                                     55,835,665
                                                                   ------------
UTAH -- 1.1%
Emery County, Utah, Pollution Control
  Revenue Bonds (Pacificorp Project) VR
    4.950%                              01/01/00         8,000        8,000,000
                                                                   ------------
VERMONT -- 0.1%
Vermont State General Obligation Bonds
  Series 90A PS
    6.750%                              02/01/00         1,000        1,022,370
                                                                   ------------
WASHINGTON -- 3.3%
Washington State General Obligation Bonds
    4.250%                              07/01/00         2,845        2,856,186
Washington State Health Care Facilities
  Authority Revenue Bonds (Fred
  Hutchinson Cancer Center) VR
    4.500%                              01/01/00        22,170       22,170,000
                                                                   ------------
                                                                     25,026,186
                                                                   ------------
WEST VIRGINIA -- 1.4%
ABN AMRO Munitops Certificates Trust
  Series 1999-4 PS
    3.500%                              05/25/00        10,822       10,822,000
                                                                   ------------

                       See Notes to Financial Statements.
                                                                              31

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 8.2%
Beaver Dam, Wisconsin, United School
  District TRANS
    4.000%                              08/24/00       $ 5,000     $  5,007,748
Clinton, Wisconsin, Community School
  District BANS
    4.300%                              09/15/00         4,000        4,005,571
Elkhorn, Wisconsin, Area School District
  TRANS
    4.030%                              08/25/00         4,000        4,003,217
Iola Scandinavia, Wisconsin, School
  District BANS
    4.400%                              11/01/00         3,500        3,505,692
Maple Dale-Indian Hill, Wisconsin, School
  District TRANS
    4.000%                              08/21/00         2,700        2,704,972
Monroe, Wisconsin, School District BANS
    4.400%                              06/12/00         8,000        8,011,869
Racine, Wisconsin, United School District
  TRANS
    3.750%                              07/06/00        10,000       10,010,863
Shorewood, Wisconsin, School District
  TRANS
    4.000%                              09/01/00         3,865        3,870,177
Sparta, Wisconsin, Area School District
  BANS
    3.250%                              03/01/00         5,000        5,000,000
Waunakee, Wisconsin, Community School
  District TRANS
    4.000%                              09/15/00         3,800        3,803,850
Wausau, Wisconsin, School District BANS
    3.450%                              06/01/00         7,000        7,000,000
Whitewater, Wisconsin, United School
  District BANS
    4.400%                              09/11/00         5,000        5,008,200
                                                                   ------------
                                                                     61,932,159
                                                                   ------------
WYOMING -- 1.2%
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Project) Series A VR
    4.500%                              01/01/00         7,400        7,400,000
Sublette County, Wyoming, Pollution Control
  Revenue Bonds (Exxon Project) VR
    4.850%                              01/01/00         1,300        1,300,000
                                                                   ------------
                                                                      8,700,000
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $751,852,144)                                               751,852,144
                                                                   ------------



                                                       SHARES      VALUE(DAGGER)
                                                      --------     ------------
TEMPORARY INVESTMENTS -- 0.9%
Federated Tax-Free Obligation Fund                   1,776,739     $  1,776,739
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                  5,262,250        5,262,250
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,038,989)                                                   7,038,989
                                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $758,891,133)                                               758,891,133
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (0.4%)
Interest receivable and other assets                                  4,841,714
Payable for securities purchased                                     (5,008,200)
Dividends payable                                                    (2,328,570)
Accrued expenses                                                       (277,294)
                                                                   ------------
                                                                     (2,772,350)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 515,988,832 Institutional
  Shares and 240,138,431 N Shares
  outstanding, $.001 par value;
  1.5 billion authorized shares (Note 7)                           $756,118,783
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES AND
  N SHARES                                                                $1.00
                                                                          =====

----------
(DAGGER) See Note 2a to the Financial Statements.
PS  -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/99. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
TANS -- Tax Anticipation Note.
TECP -- Tax Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.
32

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
AGENCY OBLIGATIONS -- 1.2%
Federal Home Loan Bank
    7.360%                              07/01/04       $ 1,000      $ 1,019,412
Federal Home Loan Mortgage Corp.
    7.100%                              04/10/07         2,500        2,509,441
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,557,121)                                                   3,528,853
                                                                    -----------
ASSET-BACKED SECURITIES -- 20.0%
AK Bank Series 1998-A, Class 1
    8.678%                              07/15/05         2,700        2,617,312
ARG Funding Corp. Series 1999-1A, Class A2
    5.880%                              05/20/03         3,500        3,406,706
BankAmerica Manufactured Housing
  Contract Series 1998-2, Class B1
    7.930%                              12/10/25         4,725        2,598,750
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                              09/25/08         3,669        3,551,311
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
    6.280%                              06/15/00           587          587,018
Case Equipment Loan Trust
  Series 1997-A, Class B
    6.700%                              03/15/04         1,250        1,212,652
Charming Shoppes Master Trust
  Series 1997-1, Class A
    6.813%                              04/15/06         2,500        2,436,719
Chemical Credit Card Master Trust I
  Series 1996-1, Class A
    5.550%                              09/15/03         3,000        2,971,621
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
    6.700%                              02/15/04         5,000        4,955,571
Credit Card Receivable Trust
  Series 1998-IA, Class A
    6.478%                              12/22/04         2,550        2,502,774
Discover Card Master Trust I
  Series 1999-1, Class A
    5.300%                              08/15/04         2,125        2,060,187
Gracechurch Card Funding PLC,
  Series 1, Class A
    6.402%                              11/15/04         4,000        4,000,000
Green Tree Financial Corp.
  Series 1996-1, Class A2
    5.850%                              03/15/27           964          963,220
Household Home Equity Loan Trust
  Series 1999-1, Class A3
    7.210%                              10/20/30         5,365        5,353,197
MBNA Master Credit Card Trust
  Series 1998-C, Class C
    6.350%                              11/15/05         3,000        2,880,000
MBNA Master Credit Card Trust
  Series 1999-I, Class A
    6.400%                              01/18/05           720          713,016
MBNA Master Credit Card Trust
  Series 1999-K, Class C
    7.413%                              03/15/05         6,500        6,500,000


    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
ASSET-BACKED SECURITIES (CONTINUED)
Metris Master Trust Series 1997-1, Class A
    6.870%                              10/20/05        $1,725      $ 1,701,003
Onyx Acceptance Grantor Trust,
  Series 1998-A, Class A3
    5.850%                              08/15/02         3,177        3,161,672
SBC Glacier Finance, Ltd. Series 1997-1,
  Class A
    6.280%                              09/10/04         3,500        3,477,950
Toyota Auto Lease Trust Series 1997-A,
  Class B
    6.750%                              04/26/04         3,500        3,421,250
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $63,882,349)                                                 61,071,929
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.6%
Asset Securitization Corp. Series 1997-D4,
  Class PS1 IO
    1.031%                              04/14/29        66,611        4,017,477
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
    6.600%                              12/25/09         2,569        2,511,280
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
    5.946%                              11/25/08         4,475        4,439,017
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    6.944%                              11/25/08         1,504        1,393,205
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
    8.500%                              11/25/08           905          903,294
Countrywide Funding Corp. Series 1994-5,
  Class A7F
    5.708%                              03/25/09         2,915        2,834,406
Countrywide Funding Corp. Series 1994-5,
  Class A7S
    7.017%                              03/25/09         1,097          893,030
Countrywide Funding Corp. Series 1994-5,
  Class A7T
    9.000%                              03/25/09           696          685,904
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class S IO
    0.848%                              11/12/31        52,154        2,558,830
DLJ Mortgage Acceptance Corp.
  Series 1995-Q1, Class A1-S IO
    1.890%                              03/25/25           142           17,709
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
    7.526%                              11/28/11         4,627        4,408,431
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2, Class CP IO
    1.364%                              11/15/04        51,000        2,761,172
Federal Home Loan Mortgage Corp.
  Series 2100, Class GA
    6.000%                              04/15/12         5,000        4,870,213
Federal National Mortgage Association
  Series 1990-32, Class E
    9.000%                              12/25/04            88           88,856

                       See Notes to Financial Statements.
                                                                              33

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1993-183, Class M
    6.500%                              07/25/23        $2,000      $ 1,893,229
Federal National Mortgage Association
  Series 1993-197, Class SB
    5.520%                              10/25/08         6,082        5,120,463
Federal National Mortgage Association
  Series 1994-85, Class E
    6.000%                              11/25/06           849          843,351
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                              03/25/27        19,168          994,849
Federal National Mortgage Association
  Series 1997-70, Class PE PO
    7.487%                              04/25/22         3,797        2,818,113
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.654%                              12/28/28         2,549        2,423,587
J.P. Morgan Commercial Mortgage Finance
  Corp. Series 1999-C7, Class A2
    6.507%                              10/15/35         3,250        3,009,647
Lehman Structured Securities Corp.
  Series 1999-2, Class A
    6.500%                              11/25/21         4,454        4,172,188
Morgan Stanley Capital I Series 1998-WF1,
  Class A1
    6.250%                              07/15/07         3,303        3,194,038
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                              09/15/08         2,260        2,073,821
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
    6.750%                              08/25/27         2,064        2,051,895
PNC Mortgage Securities Corp.
  Series 1996-2, Class A4
    6.600%                              02/25/11         4,534        4,316,134
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
    6.750%                              10/25/27         6,000        5,955,703
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                              01/15/13         5,520        1,010,801
                                                                  -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $76,012,388)                                                 72,260,643
                                                                  -------------
MORTGAGE-BACKED SECURITIES -- 5.1%
Federal Home Loan Mortgage Corp.
  Pool #300515
    7.500%                              05/01/27           442          439,471
Federal National Mortgage Association
    6.500%                              01/15/30         4,500        4,240,547
Federal National Mortgage Association
  Pool #303724
    6.000%                              01/01/11         4,589        4,398,410
Federal National Mortgage Association
  Pool #305189
    9.000%                              01/01/25            17           18,209


    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #305555
    9.000%                              01/01/25        $  142       $  149,364
Federal National Mortgage Association
  Pool #306031
    9.000%                              02/01/25           278          291,266
Federal National Mortgage Association
  Pool #306674
    9.000%                              03/01/25            99          103,576
Federal National Mortgage Association
  Pool #317306
    9.000%                              07/01/25           139          145,999
Federal National Mortgage Association
  Pool #338001
    9.000%                              10/01/25             8            8,443
Government National Mortgage Association
  Pool #8747
    6.125%                              11/20/25           107          109,536
Government National Mortgage Association
  Pool #326150
    7.000%                              09/15/23           155          151,511
Government National Mortgage Association
  Pool #333668
    7.000%                              07/15/23           421          410,074
Government National Mortgage Association
  Pool #345039
    7.000%                              09/15/23           536          522,689
Government National Mortgage Association
  Pool #345536
    7.000%                              01/15/24           348          339,229
Government National Mortgage Association
  Pool #351638
    7.000%                              06/15/23           611          595,975
Government National Mortgage Association
  Pool #377553
    7.000%                              07/15/25           500          484,790
Government National Mortgage Association
  Pool #383330
    7.000%                              07/15/25           692          671,603
Government National Mortgage Association
  Pool #391901
    7.000%                              07/15/25           431          417,864
Government National Mortgage Association
  Pool #397755
    7.000%                              05/15/24           546          530,740
Government National Mortgage Association
  Pool #406568
    7.000%                              07/15/25           746          723,549
Government National Mortgage Association
  Pool #407660
    7.000%                              07/15/25           447          433,710
Government National Mortgage Association
  Pool #780023
    7.000%                              09/15/24           561          542,779
                                                                  -------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $15,883,707)                                                 15,729,334
                                                                  -------------

                       See Notes to Financial Statements.
34

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
CORPORATE BONDS -- 33.3%
ELECTRIC -- 1.1%
Consolidated Edison Co., Inc.
    6.625%                              07/01/05        $2,150     $  2,066,687
Texas Utilities Electric Co.
    6.750%                              04/01/03         1,440        1,418,400
                                                                  -------------
                                                                      3,485,087
                                                                  -------------
FINANCE - BANK -- 7.9%
Bank One Corp.
    6.400%                              08/01/02         2,500        2,456,250
    7.250%                              08/15/04         3,320        3,286,800
BankAmerica Corp.
    7.500%                              10/15/02         2,320        2,343,200
Citigroup, Inc.
    7.875%                              05/15/25           835          827,694
Mercantile Bancorp
    7.050%                              06/15/04         3,170        3,118,488
NationsBank Corp.
    6.500%                              08/15/03         2,310        2,258,025
Providian National Bank
    6.650%                              02/01/04         3,375        3,214,688
Sanwa Business Credit Corp.
    6.160%                              03/13/00         5,000        4,999,314
Sanwa Finance Aruba AEC
    8.350%                              07/15/09         1,685        1,699,744
                                                                  -------------
                                                                     24,204,203
                                                                  -------------
FINANCE - NON-BANK -- 10.0%
American Express Credit Corp.
    6.125%                              11/15/01           440          434,500
Associates Corp. of North America
    5.750%                              10/15/03           190          181,450
Associates Corp. of North America
  Euro Bond
    6.875%                              06/20/02         1,775        1,763,906
Beneficial Corp.
    8.400%                              05/15/08            45           46,069
Beneficial Finance Corp. MTN
    9.130%                              07/25/01         1,000        1,028,750
Camden Property Trust
    7.000%                              04/15/04         3,500        3,368,750
Case Credit Corp.
    5.930%                              02/26/01         4,000        3,930,000
General Motors Acceptance Corp.
    6.850%                              06/17/04         3,375        3,328,594
Hartford Life, Inc.
    7.100%                              06/15/07         3,725        3,594,625
Household Finance Corp.
    6.000%                              05/01/04         1,200        1,140,000
Lehman Brothers Holdings, Inc.
    7.375%                              05/15/04         4,540        4,505,950
Morgan Stanley Dean Witter & Co.
    5.625%                              01/20/04         3,475        3,283,875
Salomon Smith Barney Holdings, Inc.
    5.875%                              02/01/01         3,885       3,846,150
                                                                  -------------
                                                                     30,452,619
                                                                  -------------

    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 7.0%
Cendant Corp.
    7.750%                              12/01/03        $1,530      $ 1,514,700
Cox Communications, Inc.
    6.690%                              09/20/04         3,305        3,189,325
Ford Motor Co.
    9.000%                              09/15/01         4,000        4,130,000
Fort James Corp.
    6.700%                              11/15/03         4,000        3,895,000
Monsanto Co.
    5.750%                              12/01/05         4,480        4,099,200
Rite Aid Corp.
    7.125%                              01/15/07         2,360        1,746,400
Sears, Roebuck & Co. MTN
    8.390%                              02/14/02           800          817,000
Tele-Communications, Inc.
    9.800%                              02/01/12         1,760        2,061,400
                                                                  -------------
                                                                     21,453,025
                                                                  -------------
OIL -- 1.5%
Atlantic Richfield Co.
    9.125%                              03/01/11           100          111,500
Conoco, Inc.
    5.900%                              04/15/04         1,525        1,456,375
Petro Mexicanos Finance, Ltd.
    5.720%                              11/15/03         2,925        2,844,563
                                                                  -------------
                                                                      4,412,438
                                                                  -------------
TELEPHONES -- 4.8%
Airtouch Communications, Inc.
    6.650%                              05/01/08         3,000        2,823,750
GTE North, Inc.
    6.400%                              02/15/05         3,575        3,432,000
Sprint Capital Corp.
    5.875%                              05/01/04         4,115        3,904,106
TCI Communications, Inc.
    8.650%                              09/15/04         1,000        1,057,940
Worldcom, Inc.
    6.400%                              08/15/05         3,705        3,556,800
                                                                  -------------
                                                                     14,774,596
                                                                  -------------
TRANSPORTATION -- 1.0%
Norfolk Southern Corp.
    7.350%                              05/15/07         3,000        2,928,750
                                                                  -------------
TOTAL CORPORATE BONDS
  (Cost $105,150,572)                                               101,710,718
                                                                  -------------
SUPRANATIONAL BONDS -- 1.0%
African Development Bank
  (Cost $3,056,017)
    7.750%                              12/15/01         3,000        3,045,000
                                                                  -------------

                       See Notes to Financial Statements.
                                                                              35

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
YANKEE BONDS -- 3.5%
Banco Santiago S.A.
    7.000%                              07/18/07        $3,730     $  3,324,363
Cable & Wireless Communications Notes
    6.625%                              03/06/05           955          943,063
Empresa Nacional Electric
    7.750%                              07/15/08         2,400        2,280,000
Korea Development Bank
    7.375%                              09/17/04         1,415        1,388,469
Korea Electric Power Corp.
    7.000%                              02/01/27         1,475        1,362,531
Korea Electric Power Global
    6.375%                              12/01/03         1,455        1,380,431
                                                                   ------------
TOTAL YANKEE BONDS
  (Cost $11,255,500)                                                 10,678,857
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 3.0%
U.S. TREASURY NOTES
    5.750%                              10/31/00           700          697,721
    6.625%                              07/31/01         1,185        1,191,942
    5.625%                              09/30/01           225          222,403
    6.375%                              09/30/01           500          500,684
    7.500%                              11/15/01         1,650        1,685,752
    5.875%                              11/30/01         2,290        2,275,003
    6.625%                              04/30/02         1,215        1,223,881
    5.750%                              10/31/02           800          788,870
    7.000%                              07/15/06           455          465,778
    5.625%                              05/15/08           223          209,422
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,387,836)                                                   9,261,456
                                                                   ------------
COMMERCIAL PAPER -- 3.9%
Bishops Gate
    6.500%                              01/12/00        12,000       11,980,500
    (Cost $11,980,500)                                             ------------

                                                     SHARES
                                                   ----------
TEMPORARY INVESTMENTS -- 6.5%
Goldman Sachs Financial Square
  Money Market Portfolio                            9,859,531         9,859,531
Goldman Sachs Institutional Liquid Assets
  Money Market Portfolio                            9,976,941         9,976,941
J.P. Morgan Institutional Prime
  Money Market Portfolio                                  174               174
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $19,836,646)                                                 19,836,646
                                                                   ------------
TOTAL INVESTMENTS -- 101.1%
  (Cost $320,002,636)                                               309,103,936
                                                                   ------------

                                                                  VALUE(DAGGER)
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- (1.1%)
Interest receivable and other assets                               $  3,407,561
Receivable for capital stock sold                                       277,049
Payable for securities purchased                                     (5,311,656)
Payable for capital stock redeemed                                      (30,644)
Dividends payable                                                    (1,637,443)
Accrued expenses                                                       (167,294)
                                                                   ------------
                                                                     (3,462,427)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 30,493,959
    Institutional Shares,
    770,084 N Shares and
    14,294 A Shares
    outstanding, $.001 par
    value; 300,000,000
    authorized shares (Note 7)                                     $305,641,509
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($297,976,924/30,493,959)                                        $ 9.77
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($7,524,915/770,084)                                                   $ 9.77
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($139,670/14,294)                                    $ 9.77
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($9.77/0.965) (NOTE 5)                                     $10.12
                                                                         ======

----------
(DAGGER) See Note 2a to the Financial Statements.
MTN -- Medium Term Note.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                       See Notes to Financial Statements.
36

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
ASSET-BACKED SECURITIES -- 19.8%
AK Bank Series 1998-A, Class 1
    8.678%                              07/15/05       $ 1,300      $ 1,260,187
ARG Funding Corp. Series 1999-1A, Class A2
    5.880%                              05/20/03         1,400        1,362,682
BankAmerica Manufactured Housing
  Contract Series 1998-2, Class B1
    7.930%                              12/10/25         2,284        1,256,200
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                              09/25/08         2,055        1,989,083
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
    6.280%                              06/15/00            84           83,860
Case Equipment Loan Trust Series 1997-A,
  Class B
    6.700%                              03/15/04           750          727,591
Charming Shoppes Master Trust
  Series 1997-1, Class A
    6.813%                              04/15/06         2,500        2,436,719
Chemical Credit Card Master Trust
  Series 1995-2, Class A
    6.230%                              06/15/03           610          610,046
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
    6.700%                              02/15/04         1,000          991,114
Discover Card Master Trust I Series 1999-1,
  Class A
    5.300%                              08/15/04         2,250        2,181,375
First Plus Home Loan Trust Series 1997-3,
  Class A6
    7.080%                              07/10/17         1,125        1,109,781
Green Tree Financial Corp. Series 1997-7,
  Class A8
    6.860%                              07/15/29         3,301        3,104,855
Household Credit Card Master Trust I
  Series 1995-1, Class A
    6.633%                              12/15/02           780          780,050
Household Home Equity Loan Trust
  Series 1999-1, Class A3
    7.210%                              10/20/30         2,000        1,995,600
MBNA Master Credit Card Trust
  Series 1998-C, Class C
    6.350%                              11/15/05         1,250        1,200,000
MBNA Master Credit Card Trust
  Series 1999-K, Class C
    7.413%                              03/15/05         3,500        3,500,000
Metris Master Trust Series 1997-1, Class A
    6.870%                              10/20/05         3,350        3,303,397
SBC Glacier Finance, Ltd. Series 1997-1,
  Class A
    6.280%                              09/10/04         1,500        1,490,550
Team Fleet Financing Corp. Series 1997-1,
  Class A
    7.350%                              05/15/03         1,250        1,245,960
Toyota Auto Lease Trust Series 1997-A, Class B
    6.750%                              04/26/04         1,500        1,466,250
                                                                  -------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $33,798,050)                                                 32,095,300
                                                                  -------------

    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.8%
Asset Securitization Corp. Series 1997-D4,
  Class PS1 IO
    1.031%                              04/14/29       $15,919       $  960,119
Chase Commercial Mortgage Securities
  Corp. Series 1997-1, Class A1
    7.270%                              07/19/04         1,386        1,390,305
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
    6.600%                              12/25/09           584          570,745
Chase Mortgage Finance Corp.
  Series 1999-AS2, Class 2A4
    6.500%                              07/25/29         4,200        3,884,160
Chase Mortgage Finance Corp.
  Series 1999-S10, Class A18
    6.500%                              08/25/29         2,700        2,529,360
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
    5.946%                              11/25/08         2,337        2,318,468
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    6.944%                              11/25/08           786          727,661
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
    8.500%                              11/25/08           473          471,785
Countrywide Funding Corp. Series 1994-11,
  Class A12
    3.683%                              05/25/24            52           51,548
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class S IO
    0.848%                              11/12/31        28,151        1,381,157
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
    7.526%                              11/28/11           617          587,790
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.461%                              05/25/28         1,494        1,379,097
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
    7.000%                              05/15/26         4,773        4,518,599
Federal Home Loan Mortgage Corp.
  Series 1875, Class SA IO
    7.700%                              09/15/03         6,200        1,046,255
Federal Home Loan Mortgage Corp.
  Series 2075, Class QG
    6.250%                              12/15/26         3,000        2,761,312
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
    6.000%                              05/15/14         2,412        2,164,565
Federal National Mortgage Association
  Series 145, Class 1 PO
    9.370%                              06/25/22         1,367        1,018,522
Federal National Mortgage Association
  Series 1993-210, Class S
    10.094%                             11/25/23         1,145          917,789
Federal National Mortgage Association
  Series 1996-53, Class PE
    6.500%                              11/18/10         3,175        3,094,224

                       See Notes to Financial Statements.
                                                                              37

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                              03/25/27       $ 9,696       $  503,235
J.P. Morgan Commercial Mortgage Finance
  Corp. Series 1999-C7, Class A2
    6.507%                              10/15/35         1,750        1,620,579
LB Commercial Conduit Mortgage Trust
  Series 1999-C1, Class X IO
    0.692%                              07/15/23        26,675        1,117,677
Lehman Structured Securities Corp.
  Series 1999-2, Class A
    6.500%                              11/25/21         2,474        2,317,882
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
    6.220%                              02/15/30         1,022          986,422
Morgan Stanley Capital I Series 1998-WF1,
  Class A1
    6.250%                              07/15/07           143          137,987
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                              09/15/08         1,080          991,030
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
    6.750%                              08/25/27         1,400        1,392,239
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
    6.750%                              10/25/27         2,188        2,171,459
Residential Asset Securitization Trust
  Series 1997-A8, Class A3
    7.000%                              10/25/27           113          112,426
Residential Asset Securitization Trust
  Series 1998-A5, Class A5
    6.750%                              06/25/28         3,500        3,315,560
Residential Funding Mortgage Security I
  Series 1993-S20, Class A11
    7.250%                              06/25/08         1,635        1,624,080
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                              01/15/13         1,735          317,680
                                                                  -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $50,698,917)                                                 48,381,717
                                                                  -------------
MORTGAGE-BACKED SECURITIES -- 9.8%
Federal National Mortgage Association
    7.000%                              01/15/30         4,800        4,643,250
Federal National Mortgage Association
  Pool #305555
    9.000%                              01/01/25           145          152,624
Federal National Mortgage Association
  Pool #323668
    6.000%                              08/01/13         5,800        5,508,190
Federal National Mortgage Association
  Pool #359740
    7.000%                              10/01/26           160          155,442
Federal National Mortgage Association
  Pool #364248
    7.000%                              01/01/27           268          260,706


    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #364731
    7.000%                              12/01/26        $  164       $  159,085
Government National Mortgage Association
  Pool #780167
    7.000%                              12/15/24         5,164        4,993,252
                                                                  -------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $16,187,677)                                                 15,872,549
                                                                  -------------
CORPORATE BONDS -- 26.5%
ELECTRIC -- 2.0%
Pacific Gas & Electric Co.
    7.050%                              03/01/24         1,970        1,814,862
Public Service Electric & Gas Co.
    6.500%                              05/01/04         1,000          966,250
Texas Utilities Electric Co.
    6.750%                              04/01/03           500          492,500
                                                                  -------------
                                                                      3,273,612
                                                                  -------------
FINANCE - BANK -- 2.7%
BankAmerica Institutional Capital
    8.070%                              12/31/26           775          741,094
Citigroup, Inc.
    7.875%                              05/15/25           380          376,675
Mellon Financial Co.
    6.300%                              06/01/00           500          499,588
Providian National Bank
    6.650%                              02/01/04         1,900        1,809,750
Sanwa Finance Aruba AEC
    8.350%                              07/15/09         1,000        1,008,750
                                                                  -------------
                                                                      4,435,857
                                                                  -------------
FINANCE - NON-BANK -- 6.3%
Associates Corp. of North America
  Euro Bond
    6.875%                              06/20/02           355          352,781
Camden Property Trust
    7.000%                              04/15/04         2,000        1,925,000
Commercial Credit Co.
    7.750%                              03/01/05           210          213,937
Finova Capital Corp.
    7.625%                              09/21/09         1,820        1,801,800
General Motors Acceptance Corp.
    5.800%                              04/09/01         1,000          986,250
    6.850%                              06/17/04         1,900        1,873,875
Household Finance Corp.
    6.000%                              05/01/04         1,000          950,000
Lehman Brothers Holdings, Inc.
    8.800%                              03/01/15           630          663,075
PaineWebber Group, Inc.
    6.750%                              02/01/06         1,000          948,750
Salomon Smith Barney Holdings, Inc.
    5.875%                              02/01/01           200          198,000
    6.500%                              10/15/02           200          196,750
                                                                  -------------
                                                                     10,110,218
                                                                  -------------

                       See Notes to Financial Statements.
38

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 10.9%
A.H. Belo Corp.
    7.250%                              09/15/27       $ 1,500      $ 1,318,125
Air Products & Chemicals, Inc.
    6.862%                              10/25/03         2,250        2,221,875
Cendant Corp.
    7.750%                              12/01/03           700          693,000
Cox Communications, Inc.
    6.690%                              09/20/04         1,800        1,737,000
Cummins Engine Co., Inc.
    5.650%                              03/01/98         1,055          663,331
Ford Motor Co.
    7.500%                              08/01/26           360          351,900
    6.375%                              02/01/29         1,710        1,440,675
Fort James Corp.
    6.700%                              11/15/03         2,000        1,947,500
Hertz Corp.
    6.500%                              04/01/00           500          500,000
Honeywell, Inc.
    7.350%                              05/15/00           200          200,750
International Business Machines Corp.
    7.000%                              10/30/25         1,720        1,629,700
Monsanto Co.
    5.750%                              12/01/05         2,260        2,067,900
Procter & Gamble Co. Euro Bond
    9.625%                              01/14/01           400          412,000
Time Warner Entertainment, Inc.
    8.375%                              03/15/23         2,175        2,262,000
Wal-Mart Stores, Inc.
    9.100%                              07/15/00           100          101,500
Wal-Mart Stores, Inc. Euro Bond
    6.750%                              05/24/02           125          124,375
                                                                  -------------
                                                                     17,671,631
                                                                  -------------
OIL -- 1.0%
Conoco, Inc.
    6.950%                              04/15/29           245          222,031
Petro Mexicanos Finance, Ltd.
    5.720%                              11/15/03         1,365        1,327,463
                                                                  -------------
                                                                      1,549,494
                                                                  -------------
TELEPHONES -- 2.5%
Airtouch Communications, Inc.
    6.650%                              05/01/08           450          423,563
GTE North, Inc.
    6.400%                              02/15/05         1,265        1,214,400
Sprint Capital Corp.
    6.900%                              05/01/19           990          903,375
Worldcom, Inc.
    6.950%                              08/15/28         1,625        1,482,813
                                                                  -------------
                                                                      4,024,151
                                                                  -------------

    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 1.1%
CSX Corp.
    7.250%                              05/01/27       $ 1,610      $ 1,565,725
Federal Express Corp.
    7.500%                              01/15/18            96           93,015
    6.720%                              01/15/22           166          153,060
                                                                  -------------
                                                                      1,811,800
                                                                  -------------
TOTAL CORPORATE BONDS
  (Cost $44,305,613)                                                 42,876,763
                                                                  -------------
SUPRANATIONAL BONDS -- 1.3%
African Development Bank
  (Cost $2,037,444)
    7.750%                              12/15/01         2,000        2,030,000
                                                                  -------------
YANKEE BONDS -- 4.8%
Banco Santiago S.A.
    7.000%                              07/18/07         1,610        1,434,913
Cable & Wireless Communications Notes
    6.625%                              03/06/05           465          459,188
Empresa Nacional Electric
    7.750%                              07/15/08         1,700        1,615,000
Korea Development Bank
    7.375%                              09/17/04         1,045        1,025,406
Korea Electric Power Corp.
    7.000%                              02/01/27           150          138,563
Korea Electric Power Global
    6.375%                              12/01/03           605          573,994
Sony Corp.
    6.125%                              03/04/03         2,210        2,143,700
United Utilities P.L.C.
    6.450%                              04/01/08           500          455,625
                                                                  -------------
TOTAL YANKEE BONDS
  (Cost $8,233,805)                                                   7,846,389
                                                                  -------------
U.S. TREASURY OBLIGATIONS -- 8.8%
U.S. TREASURY BILLS* -- 0.2%
    5.500%                              06/22/00           250          243,504
                                                                  -------------
U.S. TREASURY BONDS -- 4.6%
    8.875%                              02/15/19         2,243        2,731,027
    8.750%                              08/15/20         3,935        4,768,636
                                                                  -------------
                                                                      7,499,663
                                                                  -------------
U.S. TREASURY NOTES -- 4.0%
    6.625%                              07/31/01           365          367,272
    7.500%                              11/15/01           510          521,185
    5.625%                              02/15/06         1,400        1,340,222
    7.000%                              07/15/06         1,650        1,690,654
    5.625%                              05/15/08         2,788        2,623,664
                                                                  -------------
                                                                      6,542,997
                                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $14,730,876)                                                 14,286,164
                                                                  -------------

                       See Notes to Financial Statements.
                                                                              39

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
MUNICIPAL BONDS -- 0.8%
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series A
  (Cost $1,430,412)
    5.000%                              11/01/38       $ 1,675     $  1,367,219
                                                                   ------------

                                                      SHARES
                                                    ----------
TEMPORARY INVESTMENTS -- 1.0%
Goldman Sachs Financial Square
  Money Market Portfolio                               162,984          162,984
Goldman Sachs Institutional Liquid Assets
  Money Market Portfolio                             1,378,219        1,378,219
J.P. Morgan Institutional Prime
  Money Market Portfolio                                11,051           11,051
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,552,254)                                                   1,552,254
                                                                   ------------
TOTAL INVESTMENTS -- 102.6%
  (Cost $172,975,048)                                               166,308,355
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (2.6%)
Interest receivable and other assets                                  2,088,620
Receivable for capital stock sold                                           310
Payable for securities purchased                                     (5,012,626)
Payable for capital stock redeemed                                     (647,213)
Dividends payable                                                      (531,003)
Futures margin payable                                                  (52,812)
Accrued expenses                                                        (85,347)
                                                                   ------------
                                                                     (4,240,071)
                                                                   ------------



                                                                   VALUE(DAGGER)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 16,603,153 Institutional Shares,
  469,368 N Shares and 2,764 A Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                         $162,068,284
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($157,586,821/16,603,153)                                         $9.49
                                                                          =====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($4,455,225/469,368)                                                    $9.49
                                                                          =====
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($26,238/2,764)                                       $9.49
                                                                          =====
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($9.49/0.955) (NOTE 5)                                      $9.94
                                                                          =====

------------
(DAGGER) See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                                  NUMBER OF       UNREALIZED
                                                  CONTRACTS      DEPRECIATION
                                                --------------   ------------
Futures Contracts - Long Position
   U.S. Treasury Notes, March 2000                   130         $ (222,858)
                                                     ===         ==========

                       See Notes to Financial Statements.
40

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
AGENCY OBLIGATIONS -- 40.7%
AID - Honduras
    13.000%                             06/01/01        $  576      $   593,506
AID - Peru
    9.980%                              08/01/08         3,060        3,339,128
Federal Farm Credit Bank
    7.170%                              04/25/02         3,500        3,536,645
Federal Home Loan Bank
    5.655%                              07/10/01         3,500        3,457,962
    4.860%                              10/05/01         3,500        3,403,898
Federal Home Loan Mortgage Corp.
    6.250%                              07/15/04         2,500        2,443,750
    7.010%                              07/11/07           850          833,503
    5.125%                              10/15/08         5,000        4,386,039
Federal National Mortgage Association
    5.125%                              02/13/04         3,470        3,263,115
    6.400%                              06/14/04         2,085        2,023,130
    5.750%                              06/15/05         2,000        1,902,108
    6.510%                              05/06/08         2,000        1,901,868
Private Export Funding Corp.
    7.030%                              10/31/03         1,650        1,660,312
Rowan Cos., Inc.
    6.150%                              07/01/10         4,034        3,763,561
Small Business Administration Participation
  Certificates Series 1995-20J, Class 1
    6.850%                              10/01/15         2,822        2,739,214
Small Business Administration Participation
  Certificates Series 1997-10C, Class 1
    6.950%                              05/01/07         1,210        1,193,619
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $41,576,201)                                                 40,441,358
                                                                   ------------
ASSET-BACKED SECURITIES -- 11.0%
Citibank Credit Card Master Trust I
  Series 1998-3, Class A
    5.800%                              02/07/05           525          508,462
Citibank Credit Card Master Trust I
  Series 1999-5, Class A
    6.100%                              05/15/08         1,000          948,126
Contimortgage Home Equity Loan Trust
  Series 1998-2, Class A5
    6.280%                              09/15/16         2,500        2,425,894
Green Tree Home Equity Loan Trust
  Series 1998-A, Class A5 IO
    8.000%                              06/15/29         10,00        0 853,125
Green Tree Home Equity Loan Trust
  Series 1999-A, Class A3
    5.980%                              04/15/18         2,875        2,815,703
MBNA Master Credit Card Trust
  Series 1999-I, Class A
    6.400%                              01/18/05         1,455        1,440,887
Metris Master Trust Series 1997-1, Class A
    6.870%                              10/20/05         2,000        1,972,177
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $11,223,268)                                                 10,964,374
                                                                   ------------


    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.4%
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.461%                              05/28/28        $1,211      $ 1,117,350
Federal Home Loan Mortgage Corp.
  Series 202 IO
    6.500%                              04/01/29         1,830          623,252
Federal Home Loan Mortgage Corp.
  Series 2171, Class B
    6.279%                              06/15/09         3,000        2,770,547
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                              03/25/27         6,539          339,364
Federal National Mortgage Association
  Series 1998-M2, Class CP1 IO
    0.945%                              02/25/02        51,375          921,137
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.654%                              12/28/28         2,065        1,963,070
Government National Mortgage Association
  Series 1999-2, Class C PO
    4.433%                              12/20/23         2,272        1,580,407
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $10,011,864)                                                  9,315,127
                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 17.9%
Federal Home Loan Mortgage Corp.
  Pool #865008
    7.956%                              02/01/18            34           34,764
Federal National Mortgage Association
    6.500%                              01/15/30         2,600        2,450,094
Federal National Mortgage Association
  Pool #8217
    11.000%                             12/01/15           914        1,010,064
Federal National Mortgage Association
  Pool #73738
    6.825%                              11/01/01         3,692        3,713,173
Federal National Mortgage Association
  Pool #73755
    6.890%                              01/01/02         2,835        2,811,275
Federal National Mortgage Association
  Pool #303724
    6.000%                              01/01/11         2,372        2,273,335
Federal National Mortgage Association
  Pool #375255
    6.920%                              07/01/04           978          969,010
Government National Mortgage Association
  Pool #8720
    6.500%                              10/20/25           181          184,876
Government National Mortgage Association
  Pool #162989
    9.000%                              05/15/16            11           11,957
Government National Mortgage Association
  Pool #227125
    9.000%                              07/15/17            14           15,639
Government National Mortgage Association
  Pool #346458
    8.000%                              03/15/23           153          156,629

                       See Notes to Financial Statements.
                                                                              41

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
    COUPON                                                PAR
     RATE                               MATURITY         (000)     VALUE(DAGGER)
   --------                             --------         -----     ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #352110
    7.000%                              08/15/23        $2,218     $  2,160,828
Government National Mortgage Association
  Pool #780389
    9.000%                              08/15/09         1,912        2,030,951
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $17,741,042)                                                 17,822,595
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 18.1%
U.S. TREASURY BILLS -- 0.1%
    4.780%                              02/17/00           120          119,240
                                                                   -----------
U.S. TREASURY BONDS -- 10.4%
    8.875%                              08/15/17         2,659        3,214,013
    8.875%                              02/15/19           638          776,815
    8.750%                              08/15/20         5,250        6,362,221
                                                                    -----------
                                                                     10,353,049
                                                                    -----------
U.S. TREASURY NOTES -- 7.6%
    7.000%                              07/15/06         7,400        7,582,326
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $19,486,028)                                                 18,054,615
                                                                    -----------

                                                      SHARES
                                                      ------
TEMPORARY INVESTMENTS -- 4.3%
Goldman Sachs Financial Square Treasury
  Obligation Portfolio
  (Cost $4,256,228)                                  4,256,228        4,256,228
                                                                    -----------
TOTAL INVESTMENTS -- 101.4%
  (Cost $104,294,631)                                               100,854,297
                                                                    -----------



                                                                  VALUE(DAGGER)
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (1.4%)
Interest receivable and other assets                                $ 1,639,113
Receivable for capital stock sold                                        35,412
Payable for securities purchased                                     (2,480,075)
Payable for capital stock redeemed                                     (488,091)
Dividends payable                                                       (61,987)
Accrued expenses                                                        (37,483)
                                                                    -----------
                                                                     (1,393,111)
                                                                    -----------
NET ASSETS -- 100.0%
Applicable to 6,063,320 Institutional Shares,
  312,923 N Shares and 14,894 A Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                          $99,461,186
                                                                    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($94,359,671/6,063,320)                                          $15.56
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($4,869,717/312,923)                                                   $15.56
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($231,798/14,894)                                    $15.56
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($15.56/0.965) (NOTE 5)                                                $16.12
                                                                         ======

---------------
(DAGGER) See Note 2a to the Financial Statements.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                       See Notes to Financial Statements.
42

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS -- 97.4%
ALABAMA -- 0.7%
University of Alabama, Birmingham, General
  Receipts Revenue Bonds
    5.375%                              10/01/11        $1,250      $ 1,242,187
                                                                    -----------
ARIZONA -- 7.2%
Arizona Health Facilities Authority, Arizona
  Hospital Systems Revenue Bonds
  (Samaritan Health Services)
    6.250%                              12/01/06         4,000        4,305,000
Arizona State Transportation Board
  Highway Revenue Bonds
    5.200%                              07/01/09         2,215        2,217,769
Salt River Project, Arizona Agriculture &
  Improvement District Revenue Bonds
  Series B
    6.500%                              01/01/04         6,050        6,428,125
                                                                    -----------
                                                                     12,950,894
                                                                    -----------
ARKANSAS -- 0.6%
Arkansas State Development Finance
  Authority Revenue Bonds (State Agencies
  Facilities-Department of Corrections
  Project) Series A
    5.300%                              11/01/12         1,145        1,139,275
                                                                    -----------
CALIFORNIA -- 5.7%
Central Coast Water Authority, California
  Revenue Bonds (State Water Project
  Regional Facilities)
    6.500%                              10/01/14         6,000        6,412,500
Foothill Eastern Corridor Agency,
  California Toll Road Revenue Bonds
    5.375%                              01/15/15         3,900        3,787,875
Redding, California, Joint Powers Financing
  Authority Electric System Revenue Bonds
  Series A
    5.250%                              06/01/15           150          143,062
                                                                    -----------
                                                                     10,343,437
                                                                    -----------
COLORADO -- 4.1%
Arapahoe County, Colorado, School District
  No. 005 Cherry Creek General Obligation
  Bonds
    6.000%                              12/15/14         2,000        2,055,000
    6.000%                              12/15/15         1,500        1,530,000
Denver, Colorado, City & County Airport
  Revenue Bonds Series A
    7.500%                              11/15/06         3,000        3,281,250
Metropolitan Football Stadium District,
  Colorado Sales Tax Capital Appreciation
  Revenue Bonds Series A
    0.000%                              01/01/11         1,000          545,000
                                                                    -----------
                                                                      7,411,250
                                                                    -----------
DELAWARE -- 2.1%
Delaware State General Obligation Bonds
    6.125%                              04/01/01         3,700        3,774,000
                                                                    -----------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA -- 3.1%
Inland Protection Financing Corp., Florida
  Special Obligation Revenue Bonds
    5.000%                              07/01/02        $4,000      $ 4,045,000
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
    5.750%                              04/01/14         1,520        1,540,900
                                                                    -----------
                                                                      5,585,900
                                                                    -----------
GEORGIA -- 0.5%
Metropolitan Atlanta, Georgia, Rapid Transit
  Authority Sales Tax Revenue Bonds
  (Second Indenture) Series A
    5.625%                              07/01/20           800          762,000
Metropolitan Atlanta, Georgia, Rapid Transit
  Authority Sales Tax Revenue Bonds
  (Second Indenture) Series B
    5.100%                              07/01/13           100           94,375
                                                                    -----------
                                                                        856,375
                                                                    -----------
HAWAII -- 1.1%
Hawaii State General Obligation Bonds
  Series CT
    5.250%                              09/01/08         1,900        1,907,125
                                                                    -----------
ILLINOIS -- 2.4%
University of Illinois, University Auxiliary
  Facilities Systems Revenue Bonds
  Series A
    6.000%                              04/01/14         2,660        2,719,850
    6.000%                              04/01/15         1,560        1,583,400
                                                                    -----------
                                                                      4,303,250
                                                                    -----------
INDIANA -- 5.2%
Anderson, Indiana, Economic Development
  Revenue Bonds (Anderson University
  Project)
    5.000%                              10/01/07         1,010          958,237
    5.000%                              10/01/08         1,015          957,906
Indiana Health Facility Financing Authority
  Hospital Revenue Bonds (Clarian Health
  Partners) Series A
    6.000%                              02/15/05         4,000        4,140,000
Indiana University Revenue Bonds
  (Student Fee) Series M
    6.000%                              08/01/14         3,170        3,253,212
                                                                    -----------
                                                                      9,309,355
                                                                    -----------
KANSAS -- 0.4%
Johnson County, Kansas, General Obligation
  Bonds (University School District No. 229)
  Series A
    5.000%                              10/01/08           740          735,375
                                                                    -----------

                       See Notes to Financial Statements.
                                                                              43

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY -- 0.9%
Kentucky State Turnpike Authority
  Economic Development Revenue Bonds
  (Revitalization Projects)
    5.500%                              07/01/11        $1,500      $ 1,505,625
Kentucky State Turnpike Authority Toll Road
  Revenue Bonds Series A
    5.500%                              07/01/07            50           50,078
                                                                    -----------
                                                                      1,555,703
                                                                    -----------
LOUISIANA -- 0.7%
Mississippi River Bridge Authority,
  Louisiana Revenue Bonds
    6.625%                              11/01/06         1,130        1,203,450
                                                                    -----------
MASSACHUSETTS -- 3.9%
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds
  (Northeastern University) Series D
    7.125%                              10/01/00         1,500        1,557,180
Southbridge, Massachusetts, General
  Obligation Bonds
    6.375%                              01/01/12         1,000        1,046,250
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    5.250%                              10/01/12         1,515        1,467,656
    6.000%                              10/01/14         1,000        1,025,000
    6.000%                              10/01/15         2,000        2,037,500
                                                                    -----------
                                                                      7,133,586
                                                                    -----------
MICHIGAN -- 7.5%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
    5.000%                              11/01/04         1,075        1,034,687
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series B
    5.000%                              11/01/04         1,365        1,313,812
Detroit, Michigan, Water Supply System
  Revenue Bonds Series A
    5.300%                              07/01/09           450          451,687
Michigan State Building Authority Revenue
  Bonds Series II
    6.750%                              10/01/07         3,000        3,168,750
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.250%                              11/15/09           850          839,375
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series B
    5.375%                              11/15/33         3,630        3,625,463
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
    5.375%                              05/15/19         2,500        2,065,625


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
University of Michigan, Revenue Bonds
  (Major Capital Project Student Fee B)
    5.700%                              04/01/09        $1,000      $ 1,032,500
                                                                    -----------
                                                                     13,531,899
                                                                    -----------
MISSISSIPPI -- 1.8%
Mississippi River Bridge Authority
  Revenue Bonds
    6.750%                              11/01/12         3,000        3,180,000
                                                                    -----------
MONTANA -- 1.6%
Forsyth, Montana, Pollution Control
  Revenue Bonds (Portland General
  Electric Co. Project) Series A
    4.600%                              05/01/33         3,000        2,962,500
                                                                    -----------
NEW JERSEY -- 4.3%
New Jersey State Highway Authority,
  Garden State Parkway General
  Revenue Bonds
    6.200%                              01/01/10         4,000        4,265,000
New Jersey State Transportation Authority
  Revenue Bonds Series A
    5.000%                              06/15/03         3,500        3,539,375
                                                                    -----------
                                                                      7,804,375
                                                                    -----------
NEW YORK -- 10.9%
New York City, New York, General Obligation
  Bonds Series H
    6.000%                              08/01/10         3,000        3,131,250
    5.250%                              03/15/15         4,000        3,705,000
New York City, New York, Transitional
  Finance Authority Revenue Bonds
  (Future Tax Secured) Series A
    5.250%                              08/15/11         1,180        1,157,875
New York State Dormitory Authority
  Lease Revenue Bonds (State University
  Dormitory Facilities) Series C
    5.750%                              07/01/13         1,515        1,535,831
New York State Environmental Facilities
  Corp. State Clean Water & Drinking
  Revolving Funds Pooled Financing
  Revenue Bonds Series B
    5.500%                              04/15/12         1,580        1,583,950
    5.500%                              10/15/12         2,420        2,426,050
New York State General Obligation Bonds
  Series B
    6.375%                              08/15/00         3,750        3,800,775
New York State Thruway Authority Highway
  & Bridge Trust Fund Revenue Bonds
  Series B
    5.000%                              04/01/07         1,100        1,097,250
    5.250%                              04/01/14         1,400        1,342,250
                                                                    -----------
                                                                     19,780,231
                                                                    -----------

                       See Notes to Financial Statements.
44

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA -- 0.0%
Cumberland County, North Carolina, Finance
  Corp. Installment Payment Detention
  Center & Mental Health Revenue Bonds
    5.125%                              06/01/12        $  100      $    96,375
                                                                    -----------
OHIO -- 13.3%
Butler County, Ohio, Hospital Facility
  Revenue Bonds (Middletown Regulatory
  Hospital Project)
    6.750%                              11/15/10         2,250        2,370,938
Cuyahoga County, Ohio, Economic
  Development Revenue Bonds (University
  School Project) Series B
    5.300%                              12/01/29         1,500        1,477,500
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth
  System Project)
    6.150%                              02/15/29         1,645        1,554,525
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth
  System Project) Series A
    5.500%                              02/15/12         1,700        1,700,000
Franklin County, Ohio, Development
  Revenue Bonds (American Chemical
  Society Project)
    5.000%                              10/01/07         1,410        1,383,563
    5.125%                              10/01/08           650          638,625
    5.500%                              10/01/12         4,750        4,649,063
Hamilton, Ohio, City School District School
  Improvement General Obligation Bonds
  Series A
    6.150%                              12/01/13           200          212,000
    6.150%                              12/01/16         1,270        1,320,800
Ohio State Building Authority, State Adult
  Correctional Facilities Revenue Bonds
  Series A
    5.500%                              10/01/11         2,000        2,020,000
Ohio State Higher Educational Facilities
  Community Revenue Bonds (John Carroll
  University Project)
    5.200%                              04/01/09           250          246,250
    5.300%                              04/01/10           285          280,725
    5.400%                              04/01/11           750          740,625
Ohio State University General Receipts
  Revenue Bonds Series A
    5.750%                              12/01/13         1,000        1,020,000
    5.750%                              12/01/14         1,000        1,011,250
    6.000%                              12/01/17         1,000        1,015,000
University of Akron, Ohio, General Receipts
  Revenue Bonds
    5.750%                              01/01/11         1,010        1,042,825
    5.750%                              01/01/12         1,295        1,327,375
                                                                    -----------
                                                                     24,011,064
                                                                    -----------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 5.5%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
    5.750%                              01/01/14        $1,000      $ 1,013,750
    5.750%                              01/01/15         1,000        1,006,250
    6.000%                              01/01/17         5,500        5,596,250
Pottsville, Pennsylvania, Hospital Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.200%                              11/15/09         2,285        2,247,869
                                                                    -----------
                                                                      9,864,119
                                                                    -----------
PUERTO RICO -- 0.6%
Puerto Rico Municipal Finance Agency
  General Obligation Bonds Series A
    6.000%                              08/01/16         1,000        1,023,750
                                                                    -----------
RHODE ISLAND -- 0.2%
Cranston, Rhode Island, General Obligation
  Bonds
    4.700%                              11/15/04         205            205,000
    5.150%                              11/15/08         125            125,000
                                                                    -----------
                                                                        330,000
                                                                    -----------
SOUTH CAROLINA -- 1.5%
South Carolina State Capital Improvement
  General Obligation Bonds Series V
    6.500%                              02/01/00         2,635        2,639,796
                                                                    -----------
TEXAS -- 1.2%
West Central Texas Municipal Water
  District Revenue Bonds, Water
  Transmission Line Contract
    6.750%                              11/01/03         2,000        2,140,000
                                                                    -----------
UTAH -- 2.8%
Utah State General Obligation Bonds
    6.000%                              07/01/01         5,000        5,112,500
                                                                    -----------
VERMONT -- 0.5%
Vermont Housing Finance Agency Revenue
  Bonds (Multi-Family Mortgage) Series C
    5.800%                              08/15/16         1,000          985,000
                                                                    -----------
VIRGINIA -- 1.6%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
    5.125%                              11/01/11           490          474,688
    5.250%                              11/01/12           750          731,250
    5.375%                              11/01/13         1,715        1,678,556
Loudoun County, Virginia, Public
  Improvement General Obligation Bonds
  Series C
    5.000%                              12/01/05           100          100,875
                                                                    -----------
                                                                      2,985,369
                                                                    -----------

                       See Notes to Financial Statements.
                                                                              45

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
WASHINGTON -- 0.1%
King County, Washington, Sewer Revenue
  Bonds Second Series
    5.125%                              01/01/08        $  245     $    243,775
                                                                   ------------
WEST VIRGINIA -- 3.5%
West Virginia State General Obligation
  Bonds
    5.750%                              06/01/13         6,250        6,367,188
                                                                   ------------
WISCONSIN -- 1.9%
Hartford, Wisconsin, Sewer System
  Revenue Bonds
    4.750%                              04/01/03         1,225        1,212,750
Wisconsin State Transportation Revenue
  Bonds Series A
    7.500%                              07/01/04         2,000        2,217,500
                                                                   ------------
                                                                      3,430,250
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $176,408,468)                                               175,939,353
                                                                   ------------



                                                       SHARES      VALUE(DAGGER)
                                                       ------      ------------
TEMPORARY INVESTMENTS -- 4.0%
Federated Tax-Free Obligation Fund                   6,245,164     $  6,245,164
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                    899,711          899,711
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,144,875)                                                   7,144,875
                                                                   ------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $183,553,343)                                               183,084,228
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (1.4%)
Interest receivable and other assets                                  2,589,304
Receivable for capital stock sold                                            16
Payable for securities purchased                                     (4,342,830)
Dividends payable                                                      (735,233)
Accrued expenses                                                        (39,937)
                                                                   ------------
                                                                     (2,528,680)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 17,393,736 Institutional
  Shares and 268,294 N Shares of beneficial
  interest outstanding, $.001 par value (Note 7)                   $180,555,548
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($177,812,893/17,393,736)                                              $10.22
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($2,742,655/268,294)                                                   $10.22
                                                                         ======

---------------
(DAGGER) See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.
46

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS -- 96.6%
ARIZONA -- 3.1%
Maricopa County, Arizona, Hospital
  Revenue Bonds
    6.125%                              04/01/18        $  970       $  902,100
Maricopa County, Arizona, Industrial
  Development Authority Multi-Family
  Housing Revenue Bonds (Advantage
  Electric Projects) Series A
    6.500%                              07/01/16         1,900        2,018,750
Mesa, Arizona, General Obligation Bonds
    5.750%                              07/01/14         1,000        1,010,000
                                                                   ------------
                                                                      3,930,850
                                                                   ------------
CALIFORNIA -- 5.9%
Foothill Eastern Corridor Agency, California
  Toll Road Revenue Bonds
    5.375%                              01/15/14         3,900        3,836,625
Los Angeles, California, United School
  District General Obligation Bonds
  Series C
    5.500%                              07/01/17         3,750        3,637,500
                                                                   ------------
                                                                      7,474,125
                                                                   ------------
COLORADO -- 3.8%
Colorado Springs, Colorado, Utilities
  Revenue Bonds Unrefunded Balance
  Series A
    6.500%                              11/15/15         1,000        1,045,000
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General
  Obligation Bonds
    6.000%                              12/01/18         3,770        3,798,275
                                                                   ------------
                                                                      4,843,275
                                                                   ------------
FLORIDA -- 2.5%
Escambia County, Florida, Health Facilities
  Authority Revenue Bonds (Ascension
  Health Credit) Series A-1
    5.750%                              11/15/29         1,150        1,105,437
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
    5.500%                              04/01/18         1,000          961,250
Orlando, Florida, Utilities Commission Water
  & Electric Revenue Bonds Series D
    6.750%                              10/01/17         1,000        1,098,750
                                                                   ------------
                                                                      3,165,437
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA -- 6.9%
Dalton, Georgia, Utilities Revenue Bonds
    5.100%                              01/01/10        $  900       $  889,875
    6.000%                              01/01/11         2,000        2,107,500
    6.000%                              01/01/12         1,000        1,048,750
Forsyth County, Georgia, School District
  General Obligation Bonds
    6.000%                              02/01/14         2,615        2,703,256
    6.000%                              02/01/15         1,000        1,023,750
    5.750%                              02/01/18         1,000          991,250
                                                                   ------------
                                                                      8,764,381
                                                                   ------------
ILLINOIS -- 7.2%
De Kalb & Kane Counties, Illinois,
  Community United School District
  No. 427 General Obligation Bonds
    5.500%                              01/01/11         1,125        1,129,219
    5.550%                              01/01/12         1,125        1,132,031
Illinois Development Finance Authority
  Revenue Bonds (School District No. U46
  Project)
    9.000%                              01/01/07         3,250        3,948,750
Illinois State Sales Tax Revenue Bonds
  Series V
    6.375%                              06/15/20         1,000        1,031,250
University of Illinois, University Auxiliary
  Facilities Systems Revenue Bonds
  Series A
    6.000%                              04/01/16         1,870        1,888,700
                                                                   ------------
                                                                      9,129,950
                                                                   ------------
INDIANA -- 2.8%
Indiana University Revenue Bonds
  (Student Fee) Series M
    6.000%                              08/01/15         3,470        3,548,075
                                                                   ------------
MASSACHUSETTS -- 5.2%
Massachusetts State Port Authority
  Revenue Bonds Series C
    6.125%                              07/01/17         1,000        1,018,750
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.250%                              10/01/19         5,490        5,647,838
                                                                   ------------
                                                                      6,666,588
                                                                   ------------
MICHIGAN -- 8.3%
Detroit, Michigan, Water Supply System
  Revenue Bonds
    6.500%                              07/01/15         1,000        1,078,750
Howell, Michigan, Public Schools General
  Obligation Bonds
    5.750%                              05/01/16           875          865,156
    5.800%                              05/01/17         1,075        1,061,562
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.300%                              11/15/33         2,500        2,496,875

                       See Notes to Financial Statements.
                                                                              47

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
    5.000%                              05/15/12        $2,380      $ 2,064,650
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
    6.900%                              11/01/14         2,725        3,007,719
                                                                   ------------
                                                                     10,574,712
                                                                   ------------
MISSISSIPPI -- 2.5%
Mississippi River Bridge Authority Revenue
  Bonds
    6.750%                              11/01/12         3,000        3,180,000
                                                                   ------------
NEW HAMPSHIRE -- 1.0%
New Hampshire Health & Educational
  Facilities Authority Revenue Bonds
  (Dartmouth College Issue)
    5.750%                              06/01/19         1,250        1,225,000
                                                                   ------------
NEW JERSEY -- 0.8%
New Jersey State Highway Authority,
  Garden State Parkway General Revenue
  Bonds
    6.200%                              01/01/10         1,000        1,066,250
                                                                   ------------
NEW YORK -- 11.1%
New York City, New York, General
  Obligation Bonds Series H
    6.000%                              08/01/13         3,500        3,600,625
New York City, New York, General
  Obligation Bonds Series J
    5.000%                              05/15/17         3,000        2,651,250
New York State Dormitory Authority State
  University Dormitory Facilities Lease
  Revenue Bonds Series C
    5.750%                              07/01/14         2,000        2,012,500
New York State Dormitory Authority State
  University Educational Facilities Revenue
  Bonds
    6.000%                              05/15/15         2,000        2,037,500
New York State Thruway Authority Service
  Contract Local Highway & Bridge
  Revenue Bonds
    5.750%                              04/01/14         2,000        2,012,500
Triborough Bridge & Tunnel Authority,
  New York Special Obligation Revenue
  Bonds Series A
    5.000%                              01/01/17         2,000        1,780,000
                                                                   ------------
                                                                     14,094,375
                                                                   ------------


 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA -- 1.4%
Cumberland County, North Carolina,
  Finance Corp. Installment Payment
  Detention Center & Mental Health
  Revenue Bonds
    5.250%                              06/01/13        $  855       $  819,731
Fayetteville, North Carolina, Public Works
  Community Revenue Bonds
    5.500%                              03/01/16         1,000          967,500
                                                                   ------------
                                                                      1,787,231
                                                                   ------------
OHIO -- 11.3%
Akron, Ohio, General Obligation Bonds
    6.500%                              11/01/15           965        1,042,200
    5.800%                              11/01/20         1,000          985,000
Avon Lake, Ohio, City School District
  General Obligation Bonds
    5.750%                              12/01/14         1,550        1,563,563
Cleveland, Ohio, General Obligation Bonds
    5.500%                              11/15/13           300          299,250
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth
  System Project)
    6.150%                              02/15/29         5,525        5,221,125
Ohio State University General Receipts
  Revenue Bonds Series A
    5.750%                              12/01/19         1,000          977,500
    5.750%                              12/01/24         1,200        1,162,500
University of Akron, Ohio General Receipts
  Revenue Bonds
    6.000%                              01/01/15         1,000        1,012,500
    6.000%                              01/01/16         1,110        1,118,325
University of Cincinnati, Ohio General
  Receipts Revenue Bonds Series AO
    5.750%                              06/01/19         1,000          975,000
                                                                   ------------
                                                                     14,356,963
                                                                   ------------
PENNSYLVANIA -- 1.6%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
    6.000%                              01/01/18         2,000        2,027,500
                                                                   ------------
PUERTO RICO -- 0.4%
Puerto Rico Municipal Finance Agency
  General Obligation Bonds Series A
    5.500%                              08/01/19           500          479,375
                                                                   ------------
RHODE ISLAND -- 1.6%
Cranston, Rhode Island, General Obligation
  Bonds
    6.375%                              11/15/14           500          530,625
    6.375%                              11/15/17         1,000        1,043,750
    5.875%                              11/15/19           500          496,250
                                                                   ------------
                                                                      2,070,625
                                                                   ------------

                       See Notes to Financial Statements.
48

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 ANNUALIZED                                              PAR
 YIELD/RATE                             MATURITY        (000)      VALUE(DAGGER)
 ----------                             --------        -----      ------------
MUNICIPAL BONDS (CONTINUED)
TENNESSEE -- 1.3%
Williamson County, Tennessee, Rural
  Schools General Obligation Bonds
    5.875%                              03/01/19        $1,700      $ 1,678,750
                                                                   ------------
TEXAS -- 2.8%
Harris County, Texas, Criminal Justice
  Center General Obligation Bonds
    5.500%                              10/01/12         2,540        2,543,175
Lamar, Texas, Consolidated Independent
  School District General Obligation Bonds
    5.000%                              02/15/17         1,150        1,019,188
                                                                   ------------
                                                                      3,562,363
                                                                   ------------
VERMONT -- 1.6%
Vermont Housing Finance Agency Revenue
  Bonds (Multi-Family Mortgage) Series C
    5.800%                              08/15/16         2,000        1,970,000
                                                                   ------------
VIRGINIA -- 10.4%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional
  Jail Project)
    5.500%                              11/01/14         1,570        1,536,638
    6.000%                              11/01/16         1,575        1,588,781
    6.125%                              11/01/17         2,405        2,441,075
Norfolk, Virginia, Water Revenue Bonds
    5.875%                              11/01/15         1,900        1,914,250
Richmond, Virginia, Public Improvements
  General Obligation Bonds Series B
    6.500%                              07/15/02         2,160        2,257,200
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
    5.500%                              10/01/15         1,060        1,040,125
    6.000%                              10/01/17         1,000        1,016,250
    5.750%                              10/01/19         1,495        1,466,969
                                                                   ------------
                                                                     13,261,288
                                                                   ------------
WISCONSIN -- 3.1%
Ashwaubenon, Wisconsin, Community
  Development Authority Lease Revenue
  Bonds (Arena Project) Series A
    5.800%                              06/01/29         1,380        1,312,725
Wisconsin State General Obligation Bonds
  Series 3
    5.250%                              11/01/10         2,645        2,631,775
                                                                   ------------
                                                                      3,944,500
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $123,190,699)                                               122,801,613
                                                                   ------------



                                                      SHARES       VALUE(DAGGER)
                                                     --------      ------------
TEMPORARY INVESTMENTS -- 5.6%
Federated Tax-Free Obligation Fund                   2,613,447     $  2,613,447
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                  4,559,105        4,559,105
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,172,552)                                                   7,172,552
                                                                   ------------
TOTAL INVESTMENTS -- 102.2%
  (Cost $130,363,251)                                               129,974,165
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (2.2%)
Interest receivable and other assets                                  1,757,847
Receivable for capital stock sold                                            17
Payable for securities purchased                                     (3,962,793)
Payable for capital stock redeemed                                          (17)
Dividends payable                                                      (601,951)
Accrued expenses                                                        (31,388)
                                                                   ------------
                                                                     (2,838,285)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 13,091,667 Institutional
  Shares and 115,158 N Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                         $127,135,880
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($126,027,306/13,091,667)                                         $9.63
                                                                          =====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($1,108,574/115,158)                                                    $9.63
                                                                          =====

---------------
(DAGGER) See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.
                                                                              49

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                      SHARES       VALUE(DAGGER)
                                                     --------      ------------
COMMON STOCK -- 14.0%
CHEMICALS -- 3.6%
Corning, Inc.                                           14,865      $ 1,916,656
                                                                    -----------
ELECTRONICS -- 1.7%
Sensormatic Electronics Corp.*                           2,513                0
Xilinx, Inc.*                                           19,604          890,757
                                                                    -----------
                                                                        890,757
                                                                    -----------
MEDIA -- 0.5%
AT&T Corp. (Liberty Media Group-
  Class A)*                                              4,248          241,074
                                                                    -----------
MISCELLANEOUS FINANCE -- 0.4%
Healthcare Financial Partners, Inc.,
  Series 144A* (Unit consisting of 1
  common share and 0.4 warrants)                        10,905          218,100
                                                                    -----------
OFFICE EQUIPMENT -- 4.7%
EMC Corp.*                                               8,000          874,000
Hewlett Packard Co.                                      5,000          569,687
Microsoft Corp.*                                         8,636        1,007,713
                                                                    -----------
                                                                      2,451,400
                                                                    -----------
RETAIL -- 2.4%
Home Depot, Inc.                                        18,509        1,268,989
                                                                    -----------
THRIFT INSTITUTIONS -- 0.7%
Washington Mutual, Inc.                                 13,249          344,474
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $3,549,404)                                                   7,331,450
                                                                    -----------
CONVERTIBLE PREFERRED STOCK -- 41.3%
AUTO RELATED -- 0.3%
Fleetwood Capital Trust, 6.000%, 02/15/28,
  Series 144A                                            5,000          178,125
                                                                    -----------
BANKS -- 3.4%
CNB Capital Trust I, 6.000%, 06/30/28                   40,000        1,390,000
National Australia Bank, Ltd., 7.875%,
  Series UNIT                                           13,500          372,937
                                                                    -----------
                                                                      1,762,937
                                                                    -----------
BUSINESS SERVICES -- 0.3%
Central Parking Finance Trust, 7.875%,
  Series 144A                                           10,000          133,750
                                                                    -----------
CONSTRUCTION -- 1.6%
Kaufman & Broad Home Corp.,
  8.250%, 08/16/01                                      45,000          354,375
Owens Corning Capital LLC, 6.500%, 05/10/25,
  Series 144A                                           14,700          499,800
                                                                    -----------
                                                                        854,175
                                                                    -----------



                                                      SHARES       VALUE(DAGGER)
                                                     --------      ------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
CONTAINERS -- 1.6%
Owens - Illinois, Inc., 4.750%                          15,000      $   468,750
Sealed Air Corp., $2.00, 04/01/18, Series A              7,500          378,750
                                                                    -----------
                                                                        847,500
                                                                    -----------
ELECTRIC & GAS -- 4.0%
Houston Industries, Inc., 7.000%, 07/01/00              14,000        1,687,000
Texas Utilities Co., 9.250%, 08/16/01                   10,000          436,250
                                                                    -----------
                                                                      2,123,250
                                                                    -----------
ELECTRONICS -- 0.9%
Merrill Lynch & Co., Inc., 7.875%, 02/01/01,
  Series "CBR" STRYPES                                   4,750          249,969
Sensormatic Electronics Corp., 6.500%,
  Series 144A*                                          10,000          227,500
                                                                    -----------
                                                                        477,469
                                                                    -----------
ENERGY SERVICES -- 1.1%
Calpine Capital Trust, 5.750%, 11/01/04                  5,000          324,375
Hanover Compressor Co. Capital Trust,
  7.250%, 12/15/29, Series 144A                          4,000          236,500
                                                                    -----------
                                                                        560,875
                                                                    -----------
FOOD & BEVERAGES -- 0.3%
Suiza Capital Trust II, 5.500%, 04/01/28,
  Series 144A                                            5,000          175,000
                                                                    -----------
FOREST PRODUCTS & PAPER -- 1.5%
Georgia Pacific PEPS, 7.500%, 08/16/04                  10,000          511,250
International Paper Capital Trust, 5.250%                5,000          267,500
                                                                    -----------
                                                                        778,750
                                                                    -----------
HEALTH CARE SERVICES -- 0.8%
Hybridon, Inc., 6.500%, 04/01/04, Series A               2,925           73,125
Laboratory Corp. of America, 8.500%, 06/30/12,
  Series A                                               5,000          345,000
                                                                    -----------
                                                                        418,125
                                                                    -----------
HOTELS & RESTAURANTS -- 1.5%
Felcor Lodging Trust, Inc., $1.95, Series A             15,000          232,500
Innkeepers USA Trust, 8.625%, Series A                  30,000          528,750
                                                                    -----------
                                                                        761,250
                                                                    -----------
INSURANCE -- 2.4%
American General, 6.000%, 05/31/25,
  Series A                                               9,800          922,425
Conseco Finance Trust IV, 7.000%, 02/16/01,
  Series F                                              15,000          350,625
                                                                    -----------
                                                                      1,273,050
                                                                    -----------
MEDIA -- 1.3%
Cox Communications, Inc., 7.000%, 08/16/02               5,500          374,000
Merrill Lynch & Co., Inc., 6.250%, 07/01/01,
  Series "I.G.L." STRYPES                               16,800          300,300
                                                                    -----------
                                                                        674,300
                                                                    -----------

                       See Notes to Financial Statements
50

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                      SHARES       VALUE(DAGGER)
                                                     --------      ------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
MISCELLANEOUS FINANCE -- 4.4%
Archstone Communities Trust, $1.75,
  Series A                                              31,700      $   891,562
Crescent Real Estate Equities Co., 6.750%,
  Series A                                              10,000          151,250
Equity Residential Properties Trust, 7.250%,
  Series G                                              20,000          395,000
Reckson Associates Realty Corp., 7.625%,
  Series A                                              13,000          258,375
Rouse Co., $3.00, Series B                              15,000          489,375
U.S. Restaurant Properties, Inc., 7.720%,
  Series A                                              10,000          138,750
                                                                    -----------
                                                                      2,324,312
                                                                    -----------
OFFICE EQUIPMENT -- 0.6%
Morgan Stanley Dean Witter & Co., 05/30/01
  "SUNW" Reset PERQS                                    40,000          320,000
                                                                    -----------
OIL & GAS -- 1.9%
Enron Corp., 7.000%, 07/31/02                           12,500          234,375
Weatherford International, Inc.,
  5.000%, 11/01/27, Series 144A                         20,000          750,000
                                                                    -----------
                                                                        984,375
                                                                    -----------
RAILROADS -- 0.8%
Union Pacific Capital Trust, 6.250%, 04/01/28,
  Series 144A                                           10,000          407,500
                                                                    -----------
RETAIL -- 1.0%
Dollar General STRYPES Trust,
  8.500%, 05/15/01                                      15,000          541,875
                                                                    -----------
TELEPHONES -- 11.6%
Broadwing, Inc., 7.250%, 03/31/07, Series A              2,041          676,591
QUALCOMM Financial Trust,
  5.750%, 03/01/12                                       4,400        4,325,200
Salomon Smith Barney Holdings, Inc.,
  6.250%, 02/01/01, Series CSN                           9,800        1,058,400
                                                                    -----------
                                                                      6,060,191
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $17,581,948)                                                 21,656,809
                                                                    -----------

  COUPON                                                PAR
   RATE                                 MATURITY       (000)
----------                              --------      --------
CONVERTIBLE CORPORATE BONDS -- 42.1%
BANKS -- 0.6%
Bankatlantic Bancorp, Inc.
  5.625%                                12/01/07       $   500          302,500
                                                                    -----------
BUSINESS SERVICES -- 3.0%
Bell Atlantic Financial Services
  4.250%                                09/15/05           750          930,000
Berkshire Hathaway, Inc.
  1.000%                                12/02/01           250          627,500
                                                                    -----------
                                                                      1,557,500
                                                                    -----------

  COUPON                                                PAR
   RATE                                  MATURITY      (000)       VALUE(DAGGER)
----------                               --------     --------     ------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
CONSTRUCTION -- 1.6%
Lennar Corp.
  0.000%                                07/29/18       $ 2,100       $  832,125
                                                                     ----------
DRUGS -- 0.6%
Atrix Laboratories, Inc.
  7.000%                                12/01/04           500          290,625
                                                                     ----------
ELECTRICAL -- 0.5%
Brightpoint Lyons, Inc.
  0.000%                                03/11/18           750          244,687
                                                                     ----------
ELECTRONICS -- 16.6%
Activision, Inc.
  6.750%                                01/01/05           500          501,250
Atmel Corp.
  0.000%                                04/15/18         1,000          851,880
BEA Systems, Inc.
  4.000%                                12/15/06           350          409,938
Candescent Technologies Corp., Series 144A
  7.000%                                05/01/03           300          229,500
Exodus Communications, Inc.
  4.750%                                07/15/08           500          693,125
Gilat Satellite Networks
  6.500%                                06/03/04           500        1,426,250
Kent Electronics Corp.
  4.500%                                09/01/04           475          395,438
Mascotech, Inc.
  4.500%                                12/15/03           500          366,250
Quantum Corp.
  7.000%                                08/01/04           225          171,000
Siebel Systems, Inc.
  5.500%                                09/15/06           300          581,625
Solectron Corp.
  0.000%                                01/27/19         1,650        1,241,705
Technomatix Technologies, Ltd.
  5.250%                                08/15/04           630          544,163
Veritas Software Corp.
  1.856%                                08/13/06           500        1,348,125
                                                                     ----------
                                                                      8,760,249
                                                                     ----------
HEALTH CARE SERVICES -- 1.8%
Alza Corp.
  5.000%                                05/01/06           490          515,725
NCS Healthcare, Inc.
  5.750%                                08/15/04           250           83,438
Wellpoint Health Networks, Inc.
  0.000%                                07/02/19           500          321,250
                                                                     ----------
                                                                        920,413
VHOTELS & RESTAURANTS -- 0.1%
Capstar Hotel Corp.
  4.750%                                10/15/04           100           78,125
                                                                      ----------

                       See Notes to Financial Statements.
                                                                              51

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
 COUPON                                                  PAR
  RATE                                  MATURITY        (000)      VALUE(DAGGER)
--------                                --------      --------     -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
INSURANCE -- 3.3%
American International Group, Inc.
  2.250%                                07/30/04        $  975      $ 1,527,094
Loews Corp.
  3.125%                                09/15/07           250          205,000
                                                                    -----------
                                                                      1,732,094
                                                                    -----------
MACHINERY & EQUIPMENT -- 0.4%
Advanced Energy Industries, Inc.
  5.250%                                11/15/06            50           59,750
Friede Goldman Halter, Inc., Series 144A
  4.500%                                09/15/04           200          126,000
                                                                    -----------
                                                                        185,750
                                                                    -----------
MEDIA -- 2.0%
Omnicom Group, Inc.
  4.250%                                01/03/07           330        1,051,050
                                                                    -----------
MISCELLANEOUS FINANCE -- 1.7%
Ameritrade Holding Corp.
  5.750%                                08/01/04           500          422,500
Goldman Sachs Group, Inc.
  2.000%                                07/01/06           500          478,905
                                                                    -----------
                                                                        901,405
                                                                    -----------
OIL & GAS -- 0.9%
Devon Energy Corp.
  4.900%                                08/15/08           500          486,875
                                                                    -----------
POLLUTION CONTROL -- 0.8%
Waste Management, Inc.
  4.000%                                02/01/02           500          440,000
                                                                    -----------
RETAIL -- 2.0%
Costco Cos., Inc.
  0.000%                                08/19/17         1,000        1,065,000
                                                                    -----------
TELEPHONES -- 6.2%
Clear Channel Communications, Inc.
  2.625%                                04/01/03           500          741,875
Level 3 Communications, Inc.
  6.000%                                09/15/09           300          421,500
Tel-Save Holdings, Inc.
  5.000%                                12/15/04           500          423,125
U.S. Cellular Corp.
  0.000%                                06/13/15         1,000          963,750
UBS A.G. - Stamford Branch
  1.500%                                07/12/06           750          708,285
                                                                    -----------
                                                                      3,258,535
                                                                    -----------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $17,657,350)                                                 22,106,933
                                                                    -----------




                                                        SHARES     VALUE(DAGGER)
                                                       --------    ------------
RIGHTS & WARRANTS -- 0.0%
Hybridon, Inc. Class A                                  17,206      $       516
Intermedia Communications, Inc.,
  Series 144A*                                             811                0
                                                                    -----------
TOTAL RIGHTS & WARRANTS
  (Cost $0)                                                                 516
                                                                    -----------
TEMPORARY INVESTMENTS -- 2.6%
Dreyfus Cash Management Plus #719                      405,944          405,944
Goldman Sachs Financial Square
  Money Market Portfolio                               473,092          473,092
J.P. Morgan Institutional Prime
  Money Market Portfolio                               484,339          484,339
                                                                    -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,363,375)                                                   1,363,375
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $40,152,077)                                                $52,459,083
                                                                    ===========

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
PEPS -- Preferred Equity Participation Stock.
PERQS -- Performance Equity-Linked Redemption Quarterly-pay Securities. STRYPES -- Structured Yield Product Exchangeable for Stock.

                       See Notes to Financial Statements.
52

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $40,152,077) ....................     $52,459,083
   Collateral for securities loaned ...........................       4,552,079
   Dividends receivable .......................................          91,972
   Interest receivable ........................................         161,857
   Other assets ...............................................          20,783
                                                                    -----------
          Total assets ........................................      57,285,774
                                                                    -----------

LIABILITIES
   Payable upon return of securities loaned ...................       4,552,079
   Payable for capital stock redeemed .........................         222,556
   Accrued expenses ...........................................          35,974
                                                                    -----------
          Total liabilities ...................................       4,810,609
                                                                    -----------

NET ASSETS
Applicable to 1,705,569 Institutional Shares and 12,267
   N Shares of beneficial interest outstanding,
   $.001 par value (Note 7) ...................................     $52,475,165
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   INSTITUTIONAL SHARE
   ($52,100,504/1,705,569) ....................................          $30.55
                                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($374,661/12,267) ..........................................          $30.54
                                                                         ======


                       See Notes to Financial Statements.
                                                                              53

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK -- 97.9%
AEROSPACE -- 3.8%
B.F. Goodrich Co.                                      153,700     $  4,226,750
Litton Industries, Inc.*                               305,675       15,245,541
United Technologies Corp.                               51,100        3,321,500
                                                                   ------------
                                                                     22,793,791
                                                                   ------------
AIR TRANSPORT -- 1.6%
Delta Air Lines, Inc.                                   92,000        4,582,750
UAL Corp.*                                              67,000        5,196,687
                                                                   ------------
                                                                     9,779,437
                                                                   ------------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.9%
Anheuser-Busch Cos., Inc.                               72,300        5,124,262
                                                                   ------------
APPAREL, TEXTILES -- 2.5%
Jones Apparel Group, Inc.*                             216,400        5,869,850
Liz Claiborne, Inc.                                    133,100        5,007,887
Shaw Industries, Inc.                                  285,300        4,404,319
                                                                   ------------
                                                                     15,282,056
                                                                   ------------
AUTOS -- 3.8%
Ford Motor Co.                                         233,200       12,461,625
General Motors Corp.                                   142,300       10,343,431
                                                                   ------------
                                                                     22,805,056
                                                                   ------------
BANKS -- 7.6%
Chase Manhattan Corp.                                  221,560       17,212,442
Citigroup, Inc.                                        145,500        8,084,344
Southtrust Corp.                                       216,850        8,186,087
Wells Fargo Co.                                        296,100       11,973,544
                                                                   ------------
                                                                    45,456,417
                                                                   ------------
BUSINESS SERVICES -- 6.1%
Electronic Data Systems Corp.                          155,100       10,382,006
Oracle Corp.*                                           83,600        9,363,200
Reynolds & Reynolds Co. Class A                        372,200        8,374,500
Viad Corp.                                             315,400        8,791,775
                                                                   ------------
                                                                     36,911,481
                                                                   ------------
CASINOS -- 1.5%
Mandalay Resort Group*                                 460,300        9,263,537
                                                                   ------------
CHEMICALS -- 0.4%
W.R. Grace & Co.*                                      161,900        2,246,362
                                                                   ------------
CONSTRUCTION -- 1.3%
Centex Corp.                                           127,400        3,145,187
Sherwin Williams Co.                                   226,900        4,764,900
                                                                   ------------
                                                                      7,910,087
                                                                   ------------
DRUGS -- 4.2%
Amgen, Inc.*                                            99,500        5,970,000
Bristol-Myers Squibb Co.                                24,700        1,585,431
Genzyme Corp.*                                         142,700        6,403,662
Merck & Co., Inc.                                      168,300       11,286,619
                                                                   ------------
                                                                     25,245,712
                                                                   ------------

                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS -- 3.4%
Columbia Energy Group                                  131,900     $  8,342,675
Energy East Corp.                                      446,200        9,286,537
Reliant Energy, Inc.                                   129,000        2,950,875
                                                                   ------------
                                                                     20,580,087
                                                                   ------------
ELECTRONICS -- 3.3%
Intel Corp.                                            174,600       14,360,850
Tellabs, Inc.*                                          83,600        5,360,850
                                                                   ------------
                                                                     19,721,700
                                                                   ------------
FOOD & BEVERAGES -- 2.7%
Dean Foods Co.                                         175,300        6,968,175
IBP, Inc.                                              102,600        1,846,800
Smithfield Foods, Inc.*                                314,200        7,540,800
                                                                   ------------
                                                                     16,355,775
                                                                   ------------
FOREST PRODUCTS & PAPER -- 4.0%
Boise Cascade Corp.                                     71,400        2,891,700
Champion International Corp.                           118,200        7,321,012
Georgia Pacific Corp.                                  131,300        6,663,475
Weyerhaeuser Co.                                        99,800        7,166,887
                                                                   ------------
                                                                     24,043,074
                                                                   ------------
HEALTH CARE SERVICES -- 1.9%
Cigna Corp.                                             43,250        3,484,328
Wellpoint Health Networks, Inc.*                       117,300        7,734,469
                                                                   ------------
                                                                     11,218,797
                                                                   ------------
HOTELS &  RESTAURANTS -- 3.3%
Brinker International, Inc.*                           115,700        2,776,800
Darden Restaurants, Inc.                               536,225        9,719,078
Outback Steakhouse, Inc.*                              276,500        7,171,719
                                                                   ------------
                                                                     19,667,597
                                                                   ------------
INSURANCE -- 2.2%
AXA Financial, Inc.                                    381,100       12,909,763
                                                                   ------------
MACHINERY & EQUIPMENT -- 1.6%
Applied Materials, Inc.*                                75,200        9,522,200
                                                                   ------------
METALS -- 1.6%
Alcoa, Inc.                                            114,000        9,462,000
                                                                   ------------
MISCELLANEOUS FINANCE -- 6.0%
Lehman Brothers Holdings, Inc.                         173,500       14,693,281
Morgan Stanley Dean Witter & Co.                        92,400       13,190,100
PaineWebber Group, Inc.                                214,200        8,313,638
                                                                   ------------
                                                                     36,197,019
                                                                   ------------

                       See Notes to Financial Statements.
54

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT -- 8.2%
3Com Corp.*                                             57,100     $  2,680,131
Apple Computer, Inc.*                                   46,000        4,726,500
Compaq Computer Corp.                                  113,700        3,077,006
Dell Computer, Inc.*                                    63,700        3,244,719
Hewlett Packard Co.                                     22,600        2,574,988
International Business Machines Corp.                  191,200       20,649,600
Lexmark International Group, Inc. Class A*             132,800       12,018,400
Quantum Corp.-Hard Disk Drive*                          87,200          604,950
                                                                   ------------
                                                                     49,576,294
                                                                   ------------
OIL & GAS -- 6.6%
Coastal Corp.                                          495,700       17,566,369
Phillips Petroleum Co.                                 150,900        7,092,300
Texaco, Inc.                                            76,600        4,160,338
USX-Marathon Group, Inc.                               441,400       10,897,063
                                                                   ------------
                                                                     39,716,070
                                                                   ------------
RAILROADS -- 0.5%
Canadian Pacific, Ltd.                                 128,300        2,766,469
                                                                   ------------
RETAIL -- 6.4%
BJ's Wholesale Club, Inc.*                             410,400       14,979,600
Dayton Hudson Corp.                                     57,700        4,237,344
Federated Department Stores, Inc.*                     115,600        5,845,025
Intimate Brands, Inc. Class A                          204,800        8,832,000
Ross Stores, Inc.                                      238,600        4,279,888
                                                                   ------------
                                                                     38,173,857
                                                                   ------------
TELEPHONES -- 11.8%
ADC Telecommunications, Inc.*                          225,600       16,356,000
AT&T Corp.                                             242,800       12,322,100
Bell Atlantic Corp.                                    155,000        9,542,188
GTE Corp.                                              152,200       10,739,613
Sprint Corp. (FON Group)                               129,900        8,743,894
Telefonos de Mexico S.A. ADR                           119,875       13,485,938
                                                                   ------------
                                                                     71,189,733
                                                                   ------------
TRUCKING -- 0.7%
CNF Transportation, Inc.                               129,100        4,453,950
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $495,815,702)                                               588,372,583
                                                                   ------------



                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
TEMPORARY INVESTMENTS -- 2.1%
Dreyfus Cash Management Plus #719                    3,037,033     $  3,037,033
Goldman Sachs Financial Square
   Money Market Portfolio                            4,885,694        4,885,694
J.P. Morgan Institutional Prime
   Money Market Portfolio                            4,887,755        4,887,755
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,810,482)                                                 12,810,482
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $508,626,184)                                              $601,183,065
                                                                   ============

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.
                                                                              55

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


ASSETS
   Investments at value (Cost $508,626,184) ...........................    $601,183,065
   Collateral for securities loaned ...................................      81,424,648
   Dividends receivable ...............................................         488,252
   Interest receivable ................................................          41,741
   Receivable for capital stock sold ..................................          13,260
   Other assets .......................................................          19,509
                                                                           ------------
          Total assets ................................................     683,170,475
                                                                           ------------

LIABILITIES
   Payable upon return of securities loaned ...........................      81,424,648
   Payable for capital stock redeemed .................................       1,639,169
   Accrued expenses ...................................................         506,411
                                                                           ------------
          Total liabilities ...........................................      83,570,228
                                                                           ------------

NET ASSETS
Applicable to 39,631,023 Institutional Shares, 1,345,650 N Shares and
   11,044 A Shares outstanding, $.001 par value; 300,000,000 authorized
   shares (Note 7) ....................................................    $599,600,247
                                                                           ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($579,753,596/39,631,023) ..........................................          $14.63
                                                                                 ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($19,685,095/1,345,650) ............................................          $14.63
                                                                                 ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($161,556/11,044) ..................................................          $14.63
                                                                                 ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($14.63/0.945) (Note 5) ............................................          $15.48
                                                                                 ======

                       See Notes to Financial Statements.
56

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK -- 95.5%
AEROSPACE -- 4.0%
B.F. Goodrich Co.                                       20,200      $   555,500
Honeywell International, Inc.                            4,312          248,749
Northrop Grumman Holdings Corp.                         12,600          681,187
Rockwell International Corp.                            18,800          900,050
United Technologies Corp.                               16,400        1,066,000
                                                                    -----------
                                                                      3,451,486
                                                                    -----------
AIR TRANSPORT -- 2.6%
AMR Corp.*                                              17,900        1,199,300
Delta Air Lines, Inc.                                    6,400          318,800
UAL Corp.*                                               8,500          659,281
                                                                    -----------
                                                                      2,177,381
                                                                    -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.0%
Anheuser-Busch Cos., Inc.                               11,700          829,237
                                                                    -----------
AUTOS -- 2.5%
Ford Motor Co.                                          34,000        1,816,875
General Motors Corp.                                     4,000          290,750
                                                                    -----------
                                                                      2,107,625
                                                                     ----------
BANKS -- 7.6%
Bank One Corp.                                          17,267          553,623
Chase Manhattan Corp.                                   30,200        2,346,162
Citigroup, Inc.                                         18,500        1,027,906
FleetBoston Financial Corp.                             32,400        1,127,925
Keycorp                                                 20,200          446,925
Mellon Financial Corp.                                  29,800        1,015,062
                                                                    -----------
                                                                      6,517,603
                                                                    -----------
BUSINESS SERVICES -- 1.3%
Oracle Corp.*                                           10,000        1,120,000
                                                                    -----------
CHEMICALS -- 2.4%
Dow Chemical Co.                                         3,500          467,687
Minnesota Mining & Manufacturing Co.                    15,800        1,546,425
                                                                    -----------
                                                                      2,014,112
                                                                    -----------
CONSTRUCTION -- 2.4%
Armstrong World Industries, Inc.                        18,400          614,100
Centex Corp.                                            24,200          597,437
USG Corp.                                               18,400          867,100
                                                                    -----------
                                                                      2,078,637
                                                                    -----------
DRUGS -- 5.8%
Amgen, Inc.*                                            29,400        1,764,000
Bristol-Myers Squibb Co.                                38,500        2,471,219
Warner-Lambert Co.                                       8,300          680,081
                                                                    -----------
                                                                      4,915,300
                                                                    -----------
ELECTRIC & GAS -- 4.7%
DTE Energy Co.                                          12,400          389,050
Edison International                                    33,500          877,281
Energy East Corp.                                       18,000          374,625
Entergy Corp.                                           18,100          466,075
GPU, Inc.                                               10,400          311,350



                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS (CONTINUED)
New Century Energies, Inc.                               7,900      $   239,962
PECO Energy Co.                                         12,100          420,475
Texas Utilities Co.                                     15,000          533,437
Unicom Corp.                                            11,900          398,650
                                                                    -----------
                                                                      4,010,905
                                                                    -----------
ELECTRICAL -- 1.2%
Cooper Industries, Inc.                                 17,000          687,437
General Electric Co.                                     2,400          371,400
                                                                    -----------
                                                                      1,058,837
                                                                    -----------
ELECTRONICS -- 3.1%
Arrow Electronics, Inc.*                                38,000          964,250
Intel Corp.                                              4,100          337,225
Lucent Technologies, Inc.                               18,400        1,376,550
                                                                    -----------
                                                                      2,678,025
                                                                    -----------
FOREST PRODUCTS & PAPER -- 3.3%
Georgia Pacific Corp.                                   30,600        1,552,950
Georgia Pacific Corp. (Timber Group)*                   16,500          406,312
Weyerhaeuser Co.                                        11,800          847,388
                                                                    -----------
                                                                      2,806,650
                                                                    -----------
HEALTH CARE SERVICES -- 3.5%
Cigna Corp.                                             26,300        2,118,794
Medtronic, Inc.                                         24,264          884,120
                                                                    -----------
                                                                      3,002,914
                                                                    -----------
INSURANCE -- 2.0%
Conseco, Inc.                                           21,500          384,313
Lincoln National Corp.                                   7,000          280,000
Providian Financial Corp.                               11,850        1,079,091
                                                                    -----------
                                                                      1,743,404
                                                                    -----------
MACHINERY & EQUIPMENT -- 0.9%
Deere & Co.                                              8,200          355,675
Tyco International, Ltd.                                10,800          419,850
                                                                    -----------
                                                                        775,525
                                                                    -----------
METALS -- 2.6%
Alcoa, Inc.                                              7,100          589,300
Phelps Dodge Corp.                                       6,100          409,463
USX-U.S. Steel Group, Inc.                              37,100        1,224,300
                                                                    -----------
                                                                     2,223,063
                                                                    -----------
MISCELLANEOUS FINANCE -- 3.4%
Capital One Financial Corp.                             22,200        1,069,763
Lehman Brothers Holdings, Inc.                           7,100          601,281
Merrill Lynch & Co., Inc.                                8,200          684,700
SLM Holding Corp.                                       13,000          549,250
                                                                    -----------
                                                                      2,904,994
                                                                    -----------

                       See Notes to Financial Statements.
                                                                              57

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT -- 16.4%
Adobe Systems, Inc.                                      7,800      $   524,550
Cisco Systems, Inc.*                                    10,700        1,145,569
Compaq Computer Corp.                                   12,400          335,575
Computer Associates International, Inc.                 12,500          874,219
Dell Computer, Inc.*                                    34,600        1,762,438
EMC Corp.*                                              10,000        1,092,500
International Business Machines Corp.                   12,600        1,360,800
Lexmark International Group, Inc.
  Class A*                                              22,000        1,991,000
Microsoft Corp.*                                        25,000        2,917,188
Sun Microsystems, Inc.*                                 25,600        1,980,800
                                                                    -----------
                                                                     13,984,639
                                                                    -----------
OIL & GAS -- 7.5%
Atlantic Richfield Co.                                   7,600          657,400
Exxon Mobil Corp.                                       29,900        2,408,819
Kerr-McGee Corp.                                        12,800          793,600
Phillips Petroleum Co.                                  18,000          846,000
Royal Dutch Petroleum Co.                               28,700        1,734,556
                                                                    -----------
                                                                      6,440,375
                                                                    -----------
RETAIL -- 7.7%
American Eagle Outfitters, Inc.*                        11,600          522,000
BJ's Wholesale Club, Inc.*                              21,900          799,350
Circuit City Stores, Inc.                               12,000          540,750
Dayton Hudson Corp.                                     26,900        1,975,469
Gap, Inc.                                               26,025        1,197,150
Lowe's Cos., Inc.                                       14,300          854,425
Tandy Corp.                                              5,500          270,531
Tiffany & Co., Inc.                                      4,700          419,475
                                                                    -----------
                                                                      6,579,150
                                                                    -----------
TELEPHONES -- 8.8%
AT&T Corp.                                              34,800        1,766,100
Bell Atlantic Corp.                                     29,596        1,822,004
British Telecommunications P.L.C. ADR                    3,500          833,000
GTE Corp.                                               11,600          818,525
SBC Communications, Inc.                                16,318          795,503
US West, Inc.                                           20,800        1,497,600
                                                                    -----------
                                                                      7,532,732
                                                                    -----------
THRIFT INSTITUTIONS -- 0.8%
Washington Mutual, Inc.                                 26,250          682,500
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $55,378,544)                                                 81,635,094
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
TEMPORARY INVESTMENTS -- 4.5%
Dreyfus Cash Management Plus #719                      987,822      $   987,822
Goldman Sachs Financial Square
  Money Market Portfolio                             1,449,377        1,449,377
J.P. Morgan Institutional Prime
  Money Market Portfolio                             1,392,623        1,392,623
                                                                    -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,829,822)                                                   3,829,822
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $59,208,366)                                                $85,464,916
                                                                    ===========

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.
58

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $59,208,366) .....................................     $85,464,916
   Collateral for securities loaned ............................................      18,714,200
   Dividends receivable ........................................................          70,573
   Interest receivable .........................................................          24,113
   Receivable for capital stock sold ...........................................           2,549
   Other assets ................................................................          17,490
                                                                                     -----------
          Total assets .........................................................     104,293,841
                                                                                     -----------

LIABILITIES
   Payable upon return of securities loaned ....................................      18,714,200
   Payable for capital stock redeemed ..........................................         506,265
   Accrued expenses ............................................................          61,335
                                                                                     -----------
          Total liabilities ....................................................      19,281,800
                                                                                     -----------

NET ASSETS
Applicable to 3,894,704 Institutional Shares, 250,866 N Shares and 21,420 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) ................     $85,012,041
                                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($79,457,592/3,894,704) .....................................................          $20.40
                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($5,117,515/250,866) ........................................................          $20.40
                                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($436,934/21,420) ...........................................................          $20.40
                                                                                          ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($20.40/0.945) (Note 5) .....................................................          $21.59
                                                                                          ======

                       See Notes to Financial Statements.
                                                                              59

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                        ------     ------------
COMMON STOCK -- 97.9%
AEROSPACE -- 2.8%
Honeywell International, Inc.                           13,000      $   749,938
Textron, Inc.                                           17,200        1,319,025
United Technologies Corp.                               51,520        3,348,800
                                                                    -----------
                                                                      5,417,763
                                                                    -----------
AIR TRANSPORT -- 0.6%
Southwest Airlines Co.                                  64,825        1,049,355
                                                                    -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.1%
Anheuser-Busch Cos., Inc.                               29,400        2,083,725
                                                                    -----------
APPAREL, TEXTILES -- 1.1%
Jones Apparel Group, Inc.*                              75,200        2,039,800
                                                                    -----------
BANKS -- 2.7%
Chase Manhattan Corp.                                   20,100        1,561,519
Citigroup, Inc.                                         39,598        2,200,164
Southtrust Corp.                                        37,200        1,404,300
                                                                    -----------
                                                                      5,165,983
                                                                    -----------
BUSINESS SERVICES -- 5.7%
Adaptec, Inc.*                                          44,000        2,191,750
Computer Sciences Corp.*                                19,300        1,826,262
Oracle Corp.*                                           50,500        5,656,000
Sterling Software, Inc.*                                36,500        1,149,750
                                                                    -----------
                                                                     10,823,762
                                                                    -----------
COSMETICS & SOAP -- 1.5%
Colgate-Palmolive Co.                                   28,000        1,820,000
Procter & Gamble Co.                                    10,300        1,128,494
                                                                    -----------
                                                                      2,948,494
                                                                    -----------
DRUGS -- 10.0%
Abbott Laboratories, Inc.                               37,464        1,360,411
American Home Products Corp.                            20,300          800,581
Amgen, Inc.*                                            80,300        4,818,000
Bristol-Myers Squibb Co.                                53,900        3,459,706
Cardinal Health, Inc.                                   41,000        1,962,875
Merck & Co., Inc.                                       12,800          858,400
Pfizer, Inc.                                            36,800        1,193,700
Schering Plough Corp.                                  108,800        4,590,000
                                                                    -----------
                                                                     19,043,673
                                                                    -----------
ELECTRICAL -- 2.3%
General Electric Co.                                    28,500        4,410,375
                                                                    -----------
ELECTRONICS -- 7.4%
America Online, Inc.*                                   37,600        2,836,450
Gateway, Inc.*                                          13,000          936,812
Intel Corp.                                             62,700        5,157,075
Lucent Technologies, Inc.                               69,356        5,188,696
                                                                    -----------
                                                                     14,119,033
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES -- 3.6%
Dean Foods Co.                                          45,200      $ 1,796,700
Quaker Oats Co.                                         48,400        3,176,250
Sara Lee Corp.                                          80,900        1,784,856
                                                                    -----------
                                                                      6,757,806
                                                                    -----------
FOREST PRODUCTS & PAPER -- 0.9%
Weyerhaeuser Co.                                        25,100        1,802,494
                                                                    -----------
HEALTH  CARE SERVICES -- 1.3%
Biogen, Inc.*                                           29,800        2,516,237
                                                                    -----------
HOTELS & RESTAURANTS -- 0.7%
Tricon Global Restaurants, Inc.*                        33,400        1,290,075
                                                                    -----------
HOUSEHOLD GOODS -- 0.8%
Maytag Corp.                                            30,400        1,459,200
                                                                    -----------
INSURANCE -- 3.0%
AMBAC Financial Group, Inc.                             39,200        2,045,750
American International Group, Inc.                      17,252        1,865,372
AXA Financial, Inc.                                     51,000        1,727,625
                                                                    -----------
                                                                      5,638,747
                                                                    -----------
MACHINERY & EQUIPMENT -- 5.8%
Applied Materials, Inc.*                                54,900        6,951,712
Tyco International, Ltd.                               107,000        4,159,625
                                                                    -----------
                                                                     11,111,337
                                                                    -----------
MISCELLANEOUS FINANCE -- 4.0%
Federal National Mortgage Association                   18,300        1,142,606
Lehman Brothers Holdings, Inc.                          10,900          923,094
Morgan Stanley Dean Witter & Co.                        38,600        5,510,150
                                                                    -----------
                                                                      7,575,850
                                                                    -----------
OFFICE EQUIPMENT -- 21.0%
Adobe Systems, Inc.                                     22,900        1,540,025
BMC Software, Inc.*                                     34,100        2,723,738
Cisco Systems, Inc.*                                    56,100        6,006,206
Compaq Computer Corp.                                   59,500        1,610,219
Computer Associates International, Inc.                 25,100        1,755,431
Dell Computer, Inc.*                                    34,500        1,757,344
Hewlett Packard Co.                                     25,100        2,859,831
International Business Machines Corp.                   26,000        2,808,000
Lexmark International Group, Inc. Class A*              47,500        4,298,750
Microsoft Corp.*                                        76,000        8,868,250
Sun Microsystems, Inc.*                                 72,800        5,632,900
                                                                    -----------
                                                                     39,860,694
                                                                    -----------
OIL & GAS -- 5.2%
Apache Corp.                                            27,350        1,010,241
Coastal Corp.                                           97,800        3,465,788
Kerr-McGee Corp.                                        23,700        1,469,400
Phillips Petroleum Co.                                  54,400        2,556,800
Ultramar Diamond Shamrock Corp.                         60,650        1,375,997
                                                                    -----------
                                                                      9,878,226
                                                                    -----------

                       See Notes to Financial Statements.
60

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
RETAIL -- 5.2%
Dayton Hudson Corp.                                     43,700     $  3,209,219
Federated Department Stores, Inc.*                      69,500        3,514,094
Gap, Inc.                                               31,900        1,467,400
TJX Cos., Inc.                                          85,900        1,755,581
                                                                   ------------
                                                                      9,946,294
                                                                   ------------
RETAIL - FOOD -- 1.5%
Safeway, Inc.*                                          81,950        2,914,347
                                                                   ------------
TELEPHONES -- 8.7%
Alltel Corp.                                            26,700        2,207,756
AT&T Corp.                                              98,200        4,983,650
Broadwing, Inc.                                         44,700        1,648,313
GTE Corp.                                               25,250        1,781,703
SBC Communications, Inc.                               120,058        5,852,828
                                                                   ------------
                                                                     16,474,250
                                                                   ------------
THRIFT INSTITUTIONS -- 0.4%
Washington Mutual, Inc.                                 26,700          694,200
                                                                   ------------
TRUCKING -- 0.6%
Ryder System, Inc.                                      48,100        1,175,444
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $106,636,981)                                               186,197,164
                                                                   ------------
TEMPORARY INVESTMENTS -- 2.1%
Dreyfus Cash Management Plus #719                      893,576          893,576
Goldman Sachs Financial Square
  Money Market Portfolio                             1,502,277        1,502,277
J.P. Morgan Institutional Prime
  Money Market Portfolio                             1,501,622        1,501,622
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,897,475)                                                   3,897,475
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $110,534,456)                                              $190,094,639
                                                                   ============

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.
                                                                              61

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $110,534,456) ......................................     $190,094,639
   Collateral for securities loaned ..............................................       40,078,032
   Dividends receivable ..........................................................          131,611
   Interest receivable ...........................................................           18,878
   Receivable for capital stock sold .............................................          698,274
   Other assets ..................................................................           17,883
                                                                                       ------------
          Total assets ...........................................................      231,039,317
                                                                                       ------------

LIABILITIES
   Payable upon return of securities loaned ......................................       40,078,032
   Payable for capital stock redeemed ............................................            3,103
   Accrued expenses ..............................................................          165,108
                                                                                       ------------
          Total liabilities ......................................................       40,246,243
                                                                                       ------------

NET ASSETS
Applicable to 6,256,376 Institutional Shares, 269,210  N Shares and 24,506 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) ..................     $190,793,074
                                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($182,283,174/6,256,376) ......................................................           $29.14
                                                                                             ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($7,800,246/269,210) ..........................................................           $28.97
                                                                                             ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($709,654/24,506) .............................................................           $28.96
                                                                                             ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($28.96/0.945) (Note 5) .......................................................           $30.65
                                                                                             ======

                       See Notes to Financial Statements.
62

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK -- 97.1%
AEROSPACE -- 1.2%
Cordant Technologies, Inc.                                 81,900   $ 2,702,700
Midwest Express Holdings, Inc.*                            72,600     2,314,125
                                                                    -----------
                                                                      5,016,825
                                                                    -----------
AIR TRANSPORT -- 2.4%
Eagle USA Airfreight, Inc.*                               169,900     7,337,556
Expeditors International of Washington,
  Inc.                                                     71,600     3,105,650
                                                                    -----------
                                                                     10,443,206
                                                                    -----------
APPAREL, TEXTILES -- 1.9%
Fossil, Inc.*                                              64,675     1,495,609
Quiksilver, Inc.*                                         155,150     2,404,825
Spiegel, Inc. Class A                                      99,000       693,000
Timberland Co. Class A*                                    67,000     3,542,625
                                                                    -----------
                                                                      8,136,059
                                                                    -----------
AUTO RELATED -- 0.5%
Dollar Thrifty Automotive Group, Inc.*                     38,600       923,987
Winnebago Industries, Inc.                                 65,500     1,314,094
                                                                    -----------
                                                                      2,238,081
                                                                    -----------
AUTOS -- 0.6%
Monaco Coach Corp.*                                        46,050     1,177,153
Navistar International Corp.*                              33,600     1,591,800
                                                                    -----------
                                                                      2,768,953
                                                                    -----------
BANKS -- 4.7%
Centura Banks, Inc.                                        20,500       904,563
Commerce Bancshares, Inc.                                  80,245     2,753,406
Compass Bancshares, Inc.                                   38,400       856,800
Doral Financial Corp.                                     194,900     2,387,525
North Fork Bancorp, Inc.                                   92,100     1,611,750
Old Kent Financial Corp.                                   31,887     1,128,003
Provident Bankshares Corp.                                 56,490       977,983
Silicon Valley Bancshares                                 167,700     8,280,187
Westamerica Bancorp                                        34,100       952,669
Zions Bancorp                                              15,400       908,600
                                                                    -----------
                                                                     20,761,486
                                                                    -----------
BUSINESS SERVICES -- 6.1%
AHL Services, Inc.*                                        51,200     1,068,800
Amcol International Corp.                                  50,000       806,250
C.H. Robinson Worldwide, Inc.                              41,000     1,629,750
DoubleClick, Inc.*                                         23,100     5,845,744
Factset Research Systems, Inc.                             40,050     3,188,981
G. & K. Services, Inc. Class A                             29,300       939,431
Mastech Corp.*                                             41,000     1,014,750
Metamor Worldwide, Inc.*                                   74,700     2,175,637
National Computer Systems, Inc.                           226,600     8,497,500
On Assignment, Inc.*                                       25,600       758,400
Shared Medical Systems Corp.                               18,400       937,250
                                                                    -----------
                                                                     26,862,493
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
CASINOS -- 1.0%
Argosy Gaming Co.                                      182,300      $ 2,837,044
Station Casinos, Inc.*                                  74,900        1,680,569
                                                                    -----------
                                                                      4,517,613
                                                                    -----------
CHEMICALS -- 1.1%
MacDermid, Inc.                                         22,500          923,906
Spartech Corp.                                          69,600        2,244,600
Valspar Corp.                                           35,800        1,499,125
                                                                    -----------
                                                                      4,667,631
                                                                    -----------
CONSTRUCTION -- 4.1%
Centex Construction Products, Inc.                      28,200        1,099,800
D.R. Horton, Inc.                                       89,600        1,237,600
Dycom Industries, Inc.*                                151,750        6,686,484
Elcor Corp.                                             97,950        2,950,744
Florida Rock Industries, Inc.                           25,600          881,600
Insituform Technologies, Inc. Class A*                  73,000        2,044,000
LNR Property Corp. Class B                              50,000          993,750
Toll Brothers, Inc.*                                   106,000        1,974,250
                                                                    -----------
                                                                     17,868,228
                                                                    -----------
DRUGS -- 5.5%
IDEC Pharmaceuticals Corp.*                             19,800        1,941,638
Jones Pharma, Inc.                                     280,300       12,158,012
King Pharmaceuticals, Inc.                              85,650        4,791,047
Medco Research, Inc.*                                   29,000          871,812
Roper Industries, Inc.                                  27,500        1,039,844
Shire Pharmaceuticals Group P.L.C. ADR*                108,125        3,122,109
                                                                    -----------
                                                                     23,924,462
                                                                    -----------
ELECTRIC & GAS -- 1.6%
Calpine Corp.*                                          93,000        5,952,000
Piedmont Natural Gas Co., Inc.                          30,700          928,675
                                                                    -----------
                                                                      6,880,675
                                                                    -----------
ELECTRICAL -- 1.1%
Commscope, Inc.                                        113,400        4,571,437
                                                                    -----------
ELECTRONICS -- 21.9%
Amkor Technology, Inc.                                 166,500        4,682,813
Amphenol Corp. Class A*                                 75,200        5,005,500
Apex, Inc.*                                             55,300        1,783,425
C&D Technologies, Inc.                                  34,000        1,445,000
Cognex Corp.*                                           35,800        1,393,963
CTS Corp.                                               71,200        5,366,700
Dionex Corp.*                                           44,000        1,809,500
DSP Group, Inc.                                         44,600        4,142,225
Hadco Corp.*                                           100,600        5,130,600
Interdigital Communications Corp.*                     152,150       11,411,250
Jabil Circuit, Inc.*                                    30,500        2,226,500
Latitude Communications, Inc.*                          74,700        1,946,869
Mercury Interactive Corp.*                              38,200        4,123,212
Micrel, Inc.*                                          143,400        8,164,837
Molecular Devices Corp.*                                32,600        1,687,050
Plantronics, Inc.*                                      19,500        1,395,469

                       See Notes to Financial Statements.
                                                                              63

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
QRS Corp.*                                              58,050      $ 6,095,250
Radiant Systems, Inc.*                                  73,875        2,968,852
RF Micro Devices, Inc.*                                127,600        8,708,700
Sawtek, Inc.*                                           52,000        3,461,250
Semtech Corp.*                                          52,900        2,750,800
Vitesse Semiconductors Corp.*                          198,400       10,391,200
                                                                    -----------
                                                                     96,090,965
                                                                    -----------
FOOD & BEVERAGES -- 0.3%
Earthgrains Co.                                         92,400        1,489,950
                                                                    -----------
FOREST PRODUCTS & PAPER -- 0.2%
Buckeye Technologies, Inc.*                             51,200          761,600
                                                                    -----------
HEALTH CARE SERVICES -- 6.1%
Accredo Health, Inc.                                    49,400        1,519,050
Datascope Corp.*                                        36,800        1,444,400
Dendrite International, Inc.*                          258,600        8,695,425
Hooper Holmes, Inc.                                     82,000        2,111,500
Mid Atlantic Medical Services, Inc.*                   155,300        1,290,931
Minimed, Inc.*                                          72,000        5,274,000
Patterson Dental Co.*                                   40,500        1,721,250
Techne Corp.                                            49,000        2,695,000
Universal Health Services, Inc. Class B*                61,400        2,210,400
                                                                    -----------
                                                                     26,961,956
                                                                    -----------
HOTELS & RESTAURANTS -- 2.0%
Brinker International, Inc.*                            86,400        2,073,600
Jack in the Box, Inc.                                  133,900        2,770,056
Ruby Tuesday, Inc.                                     115,000        2,091,563
Sonic Corp.*                                            64,400        1,795,150
                                                                    -----------
                                                                      8,730,369
                                                                    -----------
HOUSEHOLD GOODS -- 1.3%
Blyth Industries, Inc.*                                 23,000          564,938
Ethan Allen Interiors, Inc.                             61,500        1,971,844
La-Z-Boy, Inc.                                          85,000        1,429,062
LADD Furniture, Inc.*                                   51,200        1,011,200
Polymer Group, Inc.                                     48,000          876,000
                                                                    -----------
                                                                      5,853,044
                                                                    -----------
INSURANCE -- 0.7%
Hartford Life, Inc. Class A                             51,200        2,252,800
Medical Assurance, Inc.*                                28,160          596,640
                                                                    -----------
                                                                      2,849,440
                                                                    -----------
LEISURE -- 0.7%
Topps Co., Inc.*                                       250,000        2,578,125
Trendwest Resorts, Inc.*                                30,000          671,250
                                                                    -----------
                                                                      3,249,375
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 1.6%
Graco, Inc.                                             20,500      $   735,437
IDEX Corp.                                              31,100          944,662
JLG Industries, Inc.                                   203,600        3,232,150
Terex Corp.*                                            76,000        2,109,000
                                                                    -----------
                                                                      7,021,249
                                                                    -----------
MEDIA -- 0.6%
Central Newspapers, Inc. Class A                        44,700        1,760,063
Wiley (John) & Sons, Inc. Class A                       57,200          958,100
                                                                    -----------
                                                                      2,718,163
                                                                    -----------
METALS -- 0.6%
Reliance Steel & Aluminum Corp.                        119,000        2,789,063
                                                                    -----------
MISCELLANEOUS FINANCE -- 1.1%
Americredit Corp.*                                     137,200        2,538,200
Eaton Vance Corp.                                       42,000        1,596,000
Metris Cos., Inc.                                       22,884          816,673
                                                                    -----------
                                                                      4,950,873
                                                                    -----------
OFFICE EQUIPMENT -- 14.1%
Actuate Corp.*                                          90,975        3,894,867
Bea Systems, Inc.*                                     184,600       12,922,000
Brady Corp. Class A                                     37,300        1,265,869
BroadVision, Inc.*                                     106,300       18,077,644
Comdisco, Inc.                                         115,200        4,291,200
Comverse Technology, Inc.*                              30,750        4,449,141
Network Appliance, Inc.*                               127,600       10,590,800
Safeguard Scientific, Inc.*                             20,500        3,322,281
TenFold Corp.*                                          76,100        2,977,412
                                                                    -----------
                                                                     61,791,214
                                                                    -----------
PHOTOGRAPHIC -- 0.5%
Zomax, Inc.                                             46,000        2,078,625
                                                                    -----------
POLLUTION CONTROL -- 0.8%
Donaldson, Inc.                                         91,900        2,211,344
URS Corp.*                                              58,900        1,277,394
                                                                    -----------
                                                                      3,488,738
                                                                    -----------
RETAIL -- 9.4%
AnnTaylor Stores Corp.*                                 38,400        1,322,400
Copart, Inc.*                                          128,800        5,554,500
Cost Plus, Inc.*                                        78,750        2,795,625
Dollar Tree Stores, Inc.*                               49,000        2,370,375
Insight Enterprises, Inc.*                              80,000        3,230,000
JAKKS Pacific, Inc.                                    128,850        2,399,831
Linens `N Things, Inc.*                                 32,400          959,850
LSI Industries, Inc.                                    54,600        1,163,662
Men's Wearhouse, Inc.*                                 102,400        3,008,000
Pacific Sunwear of California, Inc.*                    89,650        2,851,991
Regis Corp.                                            139,550        2,616,562
Tiffany & Co., Inc.                                    116,600       10,406,550
Whitehall Jewellers, Inc.*                              75,600        2,764,125
                                                                    -----------
                                                                     41,443,471
                                                                    -----------

                       See Notes to Financial Statements.
64

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
RETAIL - FOOD -- 0.5%
RARE Hospitality International, Inc.*                  102,000     $  2,205,750
                                                                   ------------
TELEPHONES -- 1.8%
ADC Telecommunications, Inc.*                          106,100        7,692,250
                                                                   ------------
THRIFT INSTITUTIONS -- 0.9%
Anchor Bancorp Wisconsin, Inc.                          51,200          771,200
Andover Bancorp, Inc.                                   46,100        1,270,631
Charter One Financial, Inc.                             79,748        1,525,181
MAF Bancorp, Inc.                                       23,000          481,563
                                                                   ------------
                                                                      4,048,575
                                                                   ------------
TRUCKING -- 0.2%
Swift Transportation Co., Inc.                          60,100        1,059,263
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $263,207,770)                                               425,931,082
                                                                   ------------
TEMPORARY INVESTMENTS -- 2.9%
Dreyfus Cash Management Plus #719                    4,112,358        4,112,358
Goldman Sachs Financial Square
  Money Market Portfolio                             4,693,613        4,693,613
J.P. Morgan Institutional Prime
  Money Market Portfolio                             4,114,224        4,114,224
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,920,195)                                                 12,920,195
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $276,127,965)                                              $438,851,277
                                                                   ============

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-incoming producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.
                                                                              65

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $276,127,965) ......................................     $438,851,277
   Collateral for securities loaned ..............................................       49,964,419
   Dividends receivable ..........................................................           88,478
   Interest receivable ...........................................................           68,196
   Receivable for capital stock sold .............................................          343,097
   Other assets ..................................................................           19,241
                                                                                       ------------
          Total assets ...........................................................      489,334,708
                                                                                       ------------

LIABILITIES
   Payable upon return of securities loaned ......................................       49,964,419
   Payable for capital stock redeemed ............................................          455,525
   Accrued expenses ..............................................................          418,276
                                                                                       ------------
          Total liabilities ......................................................       50,838,220
                                                                                       ------------

NET ASSETS
Applicable to 17,878,752 Institutional Shares, 266,651  N Shares and 1,169 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) ..................     $438,496,488
                                                                                       ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($432,071,678/17,878,752) .....................................................           $24.17
                                                                                             ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($6,396,765/266,651) ..........................................................           $23.99
                                                                                             ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($28,045/1,169) ...............................................................           $23.99
                                                                                             ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($23.99/0.945) (Note 5) .......................................................           $25.39
                                                                                             ======

                       See Notes to Financial Statements.
66

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK -- 98.0%
AEROSPACE -- 4.0%
Cordant Technologies, Inc.                              43,300       $1,428,900
Esterline Technologies Corp.*                          187,400        2,166,812
Triumph Group, Inc.*                                    44,200        1,069,087
                                                                     ----------
                                                                      4,664,799
                                                                     ----------
AIR TRANSPORT -- 1.1%
Alaska Air Group, Inc.*                                 22,600          793,825
Continental Airlines, Inc. Class B*                      9,800          434,875
                                                                     ----------
                                                                      1,228,700
                                                                     ----------
ALCOHOLIC BEVERAGES & TOBACCO -- 2.0%
Universal Corp.                                        103,800        2,367,937
                                                                     ----------
APPAREL, TEXTILES -- 2.0%
Oxford Industries, Inc.                                 57,800        1,145,162
Timberland Co. Class A*                                 22,200        1,173,825
                                                                     ----------
                                                                      2,318,987
                                                                     ----------
AUTO RELATED -- 6.8%
Avis Rent A Car, Inc.*                                 145,820        3,727,524
Dollar Thrifty Automotive Group, Inc.*                 152,330        3,646,399
Tower Automotive, Inc.*                                 32,400          500,175
                                                                     ----------
                                                                      7,874,098
                                                                     ----------
AUTOS -- 2.0%
Navistar International Corp.*                           48,400        2,292,950
                                                                     ----------
BANKS -- 4.0%
Compass Bancshares, Inc.                                63,575        1,418,517
Doral Financial Corp.                                   79,000          967,750
GBC Bancorp                                             70,500        1,348,313
Independent Bank Corp.                                  73,700          921,250
                                                                     ----------
                                                                      4,655,830
                                                                     ----------
BUSINESS SERVICES -- 2.9%
Amdocs, Ltd.*                                           74,789        2,580,221
Kelly Services, Inc. Class A                            30,600          768,825
                                                                     ----------
                                                                      3,349,046
                                                                     ----------
CASINOS -- 2.5%
Anchor Gaming*                                          67,000        2,897,750
                                                                     ----------
CHEMICALS -- 2.6%
Cytec Industries, Inc.*                                 93,600        2,164,500
Schulman (A.), Inc.                                     55,820          907,075
                                                                     ----------
                                                                      3,071,575
                                                                     ----------
CONSTRUCTION -- 8.1%
Champion Enterprises, Inc.*                             49,200          421,275
Fleetwood Enterprises, Inc.                            104,600        2,157,375
LNR Property Corp.                                     105,600        2,098,800
Webb Corp.                                             116,800        2,912,700
York International Corp.                                69,400        1,904,163
                                                                     ----------
                                                                      9,494,313
                                                                     ----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
CONTAINERS -- 0.5%
Libbey, Inc.                                            21,200       $  609,500
                                                                     ----------
DRUGS -- 2.4%
Barr Laboratories, Inc.*                                 5,200          163,150
Medco Research, Inc.*                                   86,700        2,606,419
                                                                     ----------
                                                                      2,769,569
                                                                     ----------
ELECTRIC & GAS -- 4.7%
Calpine Corp.*                                          46,000        2,944,000
Cleco Corp.                                             26,900          862,481
Public Service Co. of New Mexico                       101,900        1,655,875
                                                                     ----------
                                                                      5,462,356
                                                                     ----------
ELECTRICAL -- 3.8%
General Semiconductor, Inc.*                           192,600        2,732,513
Stoneridge, Inc.*                                       27,500          424,531
Technitrol, Inc.                                        28,200        1,254,900
                                                                     ----------
                                                                      4,411,944
                                                                     ----------
ELECTRONICS -- 8.5%
C&D Technologies, Inc.                                  38,300        1,627,750
Cable Design Technologies, Inc.*                        70,560        1,622,880
Diebold, Inc.                                          198,210        4,657,935
Plexus Corp.*                                           46,010        2,024,440
                                                                     ----------
                                                                      9,933,005
                                                                     ----------
ENERGY SERVICES -- 0.7%
Gulf Island Fabrication, Inc.*                          49,200          458,175
Seitel, Inc.*                                           54,800          369,900
                                                                     ----------
                                                                        828,075
                                                                     ----------
FOOD & BEVERAGES -- 0.6%
Smithfield Foods, Inc.*                                 29,500          708,000
                                                                     ----------
FOREST PRODUCTS & PAPER -- 0.7%
Buckeye Technologies, Inc.*                             51,230          762,046
                                                                     ----------
HEALTH CARE SERVICES -- 7.2%
AmeriPath, Inc.*                                        53,500          438,031
Cooper Cos., Inc.*                                      31,650          953,456
Datascope Corp.*                                        37,100        1,456,175
Hanger Orthopedic Group, Inc.*                          32,400          324,000
Lincare Holdings, Inc.*                                 54,200        1,880,063
Pediatrix Medical Group, Inc.*                          33,200          232,400
Rexall Sundown, Inc.*                                  304,200        3,137,063
                                                                     ----------
                                                                      8,421,188
                                                                     ----------
HOTELS & RESTAURANTS -- 0.3%
Bob Evans Farms, Inc.                                   24,600          379,763
                                                                     ----------
INSURANCE -- 7.0%
AmerUs Life Holdings, Inc. Class A                      54,000        1,242,000
Gallagher (Arthur J.) & Co.                             64,200        4,156,950
Old Republic International Corp.                         3,845           52,388
PMI Group, Inc.                                         56,500        2,757,906
                                                                     ----------
                                                                      8,209,244
                                                                     ----------

                       See Notes to Financial Statements.
                                                                              67

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 5.4%
Gardner Denver Machinery, Inc.*                         98,300     $  1,640,381
Specialty Equipment Cos.*                               44,200        1,058,038
SPS Technologies, Inc.*                                 36,840        1,176,578
Standex International Corp.                            116,900        2,447,594
                                                                   ------------
                                                                      6,322,591
                                                                   ------------
METALS -- 1.5%
Reliance Steel & Aluminum Corp.                         76,250        1,787,109
                                                                   ------------
MISCELLANEOUS FINANCE -- 2.0%
Advanta Corp. Class A#                                 127,300        2,315,269
                                                                   ------------
OFFICE EQUIPMENT -- 2.1%
Tech Data Corp.*                                        88,500        2,395,031
                                                                   ------------
POLLUTION CONTROL -- 1.0%
Safety-Kleen Corp.*                                     98,300        1,112,019
                                                                   ------------
RETAIL -- 2.8%
Musicland Stores Corp.*                                200,700        1,693,406
Nature's Sunshine Products, Inc.                        54,100          432,800
Wet Seal, Inc. Class A*                                 93,400        1,144,150
                                                                   ------------
                                                                      3,270,356
                                                                   ------------
TELEPHONES -- 7.7%
Metricom, Inc.*                                         53,770        4,220,945
Viatel, Inc.*                                           88,680        4,744,380
                                                                   ------------
                                                                      8,965,325
                                                                   ------------
THRIFT INSTITUTIONS -- 0.6%
Washington Federal, Inc.                                33,400          655,475
                                                                   ------------
TRUCKING -- 0.5%
USFreightways Corp.                                     11,800          559,025
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $110,169,731)                                               114,092,875
                                                                   ------------
TEMPORARY INVESTMENTS -- 2.0%
Dreyfus Cash Management Plus #719                      697,428          697,428
Goldman Sachs Financial Square
  Money Market Portfolio                               759,532          759,532
J.P. Morgan Institutional Prime
  Money Market Portfolio                               896,671          896,671
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,353,631)                                                   2,353,631
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $112,523,362)                                              $116,446,506
                                                                   ============

---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.
68

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $112,523,362) ..............................     $116,446,506
   Collateral for securities loaned ......................................        7,855,915
   Dividends receivable ..................................................           81,275
   Interest receivable ...................................................           22,674
   Receivable for capital stock sold .....................................            1,150
   Other assets ..........................................................           18,839
                                                                               ------------
          Total assets ...................................................      124,426,359
                                                                               ------------

LIABILITIES
   Payable upon return of securities loaned ..............................        7,855,915
   Payable for capital stock redeemed ....................................          179,793
   Accrued expenses ......................................................           92,105
                                                                               ------------
          Total liabilities ..............................................        8,127,813
                                                                               ------------

NET ASSETS
Applicable to 3,815,182 Institutional Shares, 24,532 N Shares and 400.354
   A Shares of beneficial interest outstanding, $.001 par value (Note 7) .     $116,298,546
                                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($115,543,544/3,815,182) ..............................................           $30.29
                                                                                     ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($742,879/24,532) .....................................................           $30.28
                                                                                     ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($12,123/400.354) .....................................................           $30.28
                                                                                     ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($30.28/0.945) (Note 5) ...............................................           $32.04
                                                                                     ======

                       See Notes to Financial Statements.
                                                                              69

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK -- 93.0%
AEROSPACE -- 1.3%
Allegheny Technologies Inc.                              4,197       $   94,170
B.F. Goodrich Co.                                        4,800          132,000
Boeing Co.                                              41,492        1,724,511
General Dynamics Corp.                                   8,400          443,100
Honeywell International, Inc.                           34,200        1,972,913
Lockheed Martin Corp.                                   16,842          368,419
Northrop Grumman Holdings Corp.                          3,000          162,187
PerkinElmer, Inc.                                        1,900           79,206
Raytheon Co. Class A                                     1,842           45,705
Raytheon Co. Class B                                    12,900          342,656
Rockwell International Corp.                             8,200          392,575
Textron, Inc.                                            6,800          521,475
United Technologies Corp.                               21,100        1,371,500
                                                                     ----------
                                                                      7,650,417
                                                                     ----------
AIR TRANSPORT -- 0.2%
AMR Corp.*                                               6,800          455,600
Delta Air Lines, Inc.                                    6,100          303,856
Southwest Airlines Co.                                  21,637          350,249
U.S. Airways Group, Inc.*                                3,600          115,425
                                                                     ----------
                                                                      1,225,130
                                                                     ----------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.9%
Anheuser-Busch Cos., Inc.                               20,200        1,431,675
Brown-Forman Corp. Class B                               2,700          154,575
Coors Adolph Co. Class B                                 1,600           84,000
Fortune Brands, Inc.                                     7,400          244,662
Philip Morris Cos., Inc.                               103,400        2,397,587
Seagram Co., Ltd.                                       18,800          844,825
UST, Inc.                                                8,000          201,500
                                                                     ----------
                                                                      5,358,824
                                                                     ----------
APPAREL, TEXTILES -- 0.2%
Liz Claiborne, Inc.                                      2,500           94,062
Nike, Inc. Class B                                      12,100          599,706
Reebok International, Ltd.*                              2,200           18,012
Russell Corp.                                            1,600           26,800
Springs Industries, Inc. Class A                           800           31,950
VF Corp.                                                 5,200          156,000
                                                                     ----------
                                                                        926,530
                                                                     ----------
AUTO-RELATED -- 0.3%
Cooper Tire & Rubber Co.                                 2,300           35,794
Dana Corp.                                               7,158          214,293
Delphi Automotive Systems Corp.                         24,293          382,615
Eaton Corp.                                              3,100          225,137
Genuine Parts Co.                                        7,725          191,677
Goodyear Tire & Rubber Co.                               6,700          188,856
T.R.W., Inc.                                             5,100          264,881
                                                                     ----------
                                                                      1,503,253
                                                                     ----------
AUTOS -- 0.9%
Ford Motor Co.                                          52,900        2,826,844
General Motors Corp.                                    27,900        2,027,981
Navistar International Corp.*                            2,700          127,912
                                                                     ----------
                                                                      4,982,737
                                                                     ----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
BANKS -- 6.2%
AmSouth Bancorp                                         16,900      $   326,381
Bank of America Corp.                                   74,677        3,747,852
Bank of New York Co., Inc.                              31,800        1,272,000
Bank One Corp.                                          50,705        1,625,729
BB&T Corp.                                              13,400          366,825
Chase Manhattan Corp.                                   35,968        2,794,264
Citigroup, Inc.                                        146,038        8,114,236
Comerica, Inc.                                           6,750          315,141
Fifth Third Bancorp                                     13,050          956,728
First Union Corp.                                       41,326        1,356,009
Firstar Corp.                                           42,618          900,305
FleetBoston Financial Corp.                             40,207        1,399,706
Huntington Bancshares, Inc.                              9,911          236,006
J.P. Morgan & Co., Inc.                                  7,600          962,350
Keycorp                                                 19,912          440,553
MBNA Corp.                                              35,055          955,249
Mellon Financial Corp.                                  22,800          776,625
National City Corp.                                     26,700          632,456
Northern Trust Corp.                                     9,600          512,400
Old Kent Financial Corp.                                 5,100          180,413
PNC Bank Corp.                                          13,100          582,950
Regions Financial Corp.                                  9,500          238,094
Republic New York Corp.                                  4,600          331,200
Southtrust Corp.                                         7,100          268,025
State Street Corp.                                       7,000          511,437
Summit Bancorp                                           7,500          229,687
Suntrust Banks, Inc.                                    14,000          963,375
Synovus Financial Corp.                                 11,450          227,569
U.S. Bancorp                                            31,884          759,238
Union Planters Corp.                                     5,900          232,681
Wachovia Corp.                                           8,900          605,200
Wells Fargo Co.                                         71,830        2,904,626
                                                                    -----------
                                                                     35,725,310
                                                                    -----------
BUSINESS SERVICES -- 2.7%
Adaptec, Inc.*                                           4,400          219,175
Automatic Data Processing, Inc.                         26,900        1,449,237
Cendant Corp.*                                          31,569          838,552
Ceridian Corp.*                                          6,100          131,531
Computer Sciences Corp.*                                 6,900          652,912
Deluxe Corp.                                             3,500           96,031
Dun & Bradstreet Corp.                                   7,100          209,450
Ecolab, Inc.                                             5,600          219,100
Electronic Data Systems Corp.                           21,500        1,439,156
FDX Corp.*                                              12,760          522,362
First Data Corp.                                        19,400          956,662
H & R Block, Inc.                                        4,200          183,750
Ikon Office Solutions, Inc.                              6,300           42,919
Interpublic Group of Cos., Inc.                         12,100          698,019
National Service Industries, Inc.                        1,700           50,150
Oracle Corp.*                                           62,880        7,042,560
Paychex, Inc.                                           10,550          421,341
PeopleSoft, Inc.*                                       10,000          212,500
Quintiles Transnational Corp.*                           4,800           89,700
Service Corp. International                             11,700           81,169
Shared Medical Systems Corp.                             1,200           61,125
                                                                    -----------
                                                                     15,617,401
                                                                    -----------

                       See Notes to Financial Statements.
70

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
CASINOS -- 0.0%
Harrah's Entertainment, Inc.*                            5,450      $   144,084
Mirage Resorts, Inc.*                                    8,500          130,156
                                                                    -----------
                                                                        274,240
                                                                    -----------
CHEMICALS -- 2.0%
Air Products & Chemicals, Inc.                           9,900          332,269
Avery Dennison Corp.                                     5,000          364,375
Corning, Inc.                                           10,700        1,379,631
Dow Chemical Co.                                         9,700        1,296,162
E.I. du Pont de Nemours & Co.                           45,193        2,977,089
Eastman Chemical Co.                                     3,400          162,137
F.M.C. Corp.*                                            1,400           80,237
Great Lakes Chemical Corp.                               2,500           95,469
Hercules, Inc.                                           4,300          119,862
Minnesota Mining & Manufacturing Co.                    17,600        1,722,600
Monsanto Co.                                            27,400          976,125
P.P.G. Industries, Inc.                                  7,600          475,475
Praxair, Inc.                                            6,800          342,125
Rohm & Haas Co.                                          9,254          376,522
Sealed Air Corp.*                                        2,347          121,604
Sigma Aldrich Corp.                                      4,300          129,000
Union Carbide Corp.                                      5,700          380,475
W.R. Grace & Co.*                                        2,700           37,462
                                                                    -----------
                                                                     11,368,619
                                                                    -----------
CONSTRUCTION -- 0.2%
Armstrong World Industries, Inc.                         1,800           60,075
Centex Corp.                                             2,600           64,187
Fleetwood Enterprises, Inc.                              1,200           24,750
Fluor Corp.                                              3,000          137,625
Foster Wheeler Corp.                                     1,600           14,200
Kaufman & Broad Home Corp.                               2,100           50,794
Masco Corp.                                             19,300          489,737
Owens Corning, Inc.                                      2,100           40,556
Pulte Corp.                                              1,600           36,000
Sherwin Williams Co.                                     7,400          155,400
Vulcan Materials Co.                                     4,300          171,731
                                                                    -----------
                                                                      1,245,055
                                                                    -----------
CONTAINERS -- 0.1%
Ball Corp.                                                 900           35,437
Bemis Co., Inc.                                          2,300           80,212
Crown Cork & Seal Co., Inc.                              5,100          114,112
Owens-Illinois, Inc.*                                    6,700          167,919
                                                                    -----------
                                                                        397,680
                                                                    -----------
COSMETICS & SOAP -- 1.9%
Alberto-Culver Co. Class B                               2,300           59,369
Avon Products, Inc.                                     11,300          372,900
Clorox Co.                                              10,000          503,750
Colgate-Palmolive Co.                                   25,200        1,638,000
Gillette Co.                                            46,900        1,931,694
International Flavors & Fragrances, Inc.                 4,600          173,650
Procter & Gamble Co.                                    57,400        6,288,887
                                                                    -----------
                                                                     10,968,250
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
DRUGS -- 7.3%
Abbott Laboratories, Inc.                               66,300      $ 2,407,519
Allergan, Inc.                                           5,800          288,550
Alza Corp.*                                              4,300          148,887
American Home Products Corp.                            56,500        2,228,219
Amgen, Inc.*                                            44,600        2,676,000
Bristol-Myers Squibb Co.                                85,900        5,513,706
Cardinal Health, Inc.                                   11,850          567,319
Eli Lilly & Co.                                         47,300        3,145,450
Johnson & Johnson                                       58,100        5,410,562
Mallinckrodt, Inc.                                       3,100           98,619
McKesson HBOC, Inc.                                     11,324          255,498
Merck & Co., Inc.                                      101,400        6,800,137
Pfizer, Inc.                                           167,600        5,436,525
Pharmacia & Upjohn, Inc.                                22,180          998,100
Schering Plough Corp.                                   63,500        2,678,906
Warner-Lambert Co.                                      36,800        3,015,300
Watson Pharmaceuticals, Inc.*                            4,100          146,831
                                                                    -----------
                                                                     41,816,128
                                                                    -----------
ELECTRIC & GAS -- 1.6%
AES Corp.*                                               8,300          620,425
Ameren Corp.                                             5,900          193,225
American Electric Power Co.                              8,400          269,850
Carolina Power & Light Co.                               6,600          200,887
Central & South West Corp.                               9,300          186,000
Cinergy Corp.                                            6,836          164,918
Columbia Energy Group                                    3,650          230,862
Consolidated Edison, Inc.                                9,600          331,200
Consolidated Natural Gas Co.                             4,200          272,737
Dominion Resources, Inc.                                 8,550          335,587
DTE Energy Co.                                           6,300          197,662
Duke Energy Corp.                                       15,861          795,033
Eastern Enterprises                                        800           45,950
Edison International                                    15,400          403,287
Entergy Corp.                                           10,800          278,100
F.P.L. Group, Inc.                                       7,900          338,219
FirstEnergy Corp.                                       10,400          235,950
Florida Progress Corp.                                   4,100          173,481
GPU, Inc.                                                5,500          164,656
New Century Energies, Inc.                               4,900          148,837
Niagara Mohawk Holdings, Inc.*                           8,200          114,287
Nicor, Inc.                                              2,100           68,250
Northern States Power Co.                                6,600          128,700
Oneok, Inc.                                              1,400           35,175
P.P.& L. Resources, Inc.                                 6,600          150,975
PECO Energy Co.                                          8,100          281,475
Peoples Energy Corp.                                     1,600           53,600
PG & E Corp.                                            16,700          342,350
Pinnacle West Capital Corp.                              3,600          110,025
Public Service Enterprise Group, Inc.                    9,800          341,162
Reliant Energy, Inc.                                    12,393          283,490
Sempra Energy                                           10,361          180,022
Southern Co.                                            29,500          693,250
Texas Utilities Co.                                     11,907          423,443
Unicom Corp.                                             9,500          318,250
                                                                    -----------
                                                                      9,111,320
                                                                    -----------

                       See Notes to Financial Statements.
                                                                              71

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
ELECTRICAL -- 4.5%
Cooper Industries, Inc.                                  4,100      $   165,794
Emerson Electric Co.                                    19,100        1,095,862
General Electric Co.                                   141,800       21,943,550
General Instrument Corp.*                                7,200          612,000
Grainger W.W., Inc.                                      4,100          196,031
Johnson Controls, Inc.                                   3,600          204,750
Molex, Inc.                                              6,640          375,990
Solectron Corp.*                                        12,700        1,208,087
                                                                    -----------
                                                                     25,802,064
                                                                    -----------
ELECTRONICS -- 7.6%
Advanced Micro Devices, Inc.*                            6,200          179,412
America Online, Inc.*                                   95,600        7,211,825
Analog Devices, Inc.*                                    7,200          669,600
Andrew Corp.*                                            3,287           62,042
Gateway, Inc.*                                          13,600          980,050
Intel Corp.                                            143,000       11,761,750
KLA Tencor Corp.*                                        3,800          422,987
LSI Logic Corp.*                                         6,100          411,750
Lucent Technologies, Inc.                              132,519        9,914,078
Micron Technology, Inc.*                                10,800          839,700
Motorola, Inc.                                          26,400        3,887,400
National Semiconductor Corp.*                            7,200          308,250
Parametric Technology Corp.*                            11,500          310,500
PE Corp.- PE Biosystems Group                            4,400          529,375
Scientific Atlanta, Inc.                                 3,100          172,437
Tektronix, Inc.                                          1,950           75,806
Tellabs, Inc.*                                          17,100        1,096,537
Teradyne, Inc.*                                          7,200          475,200
Texas Instruments, Inc.                                 34,400        3,332,500
Thomas & Betts Corp.                                     2,400           76,500
Xilinx, Inc.*                                           13,600          617,950
                                                                    -----------
                                                                     43,335,649
                                                                    -----------
ENERGY SERVICES -- 0.5%
Baker Hughes, Inc.                                      14,070          296,349
CMS Energy Corp.                                         5,100          159,056
Constellation Energy Group                               6,400          185,600
Halliburton Co.                                         19,200          772,800
Helmerich & Payne, Inc.                                  2,000           43,625
Rowan Cos., Inc.*                                        3,400           73,737
Schlumberger, Ltd.                                      23,500        1,321,875
Transocean Sedco Forex Inc.                              4,550          153,265
                                                                    -----------
                                                                      3,006,307
                                                                    -----------
FOOD & BEVERAGES -- 2.9%
Archer-Daniels-Midland Co.                              26,754          326,064
Bestfoods, Inc.                                         12,100          636,006
Campbell Soup Co.                                       18,800          727,325
Coca-Cola Co.                                          106,800        6,221,100
Coca-Cola Enterprises, Inc.                             18,600          374,325
Conagra, Inc.                                           21,400          482,837
General Mills, Inc.                                     13,400          479,050
Heinz H.J. Co.                                          15,500          617,094
Hershey Foods Corp.                                      6,000          285,000
Kellogg Co.                                             17,700          545,381



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES (CONTINUED)
Nabisco Group Holdings Corp.                            14,000      $   148,750
Pepsico, Inc.                                           63,200        2,227,800
Quaker Oats Co.                                          5,900          387,187
Ralston Purina Group                                    14,000          390,250
Sara Lee Corp.                                          39,100          862,644
Unilever N.V                                            24,739        1,346,729
Wm. Wrigley Jr., Co.                                     5,000          414,687
                                                                    -----------
                                                                     16,472,229
                                                                    -----------
FOREST PRODUCTS & PAPER -- 0.9%
Boise Cascade Corp.                                      2,400           97,200
Champion International Corp.                             4,100          253,944
Fort James Corp.                                         9,500          260,062
Georgia Pacific Corp.                                    7,600          385,700
International Paper Co.                                 17,968        1,014,069
Kimberly-Clark Corp.                                    23,728        1,548,252
Louisiana-Pacific Corp.                                  4,700           66,975
Mead Corp.                                               4,400          191,125
Potlatch Corp.                                           1,300           58,012
Temple Inland, Inc.                                      2,400          158,250
Westvaco Corp.                                           4,400          143,550
Weyerhaeuser Co.                                        10,000          718,125
Willamette Industries, Inc.                              4,800          222,900
                                                                    -----------
                                                                      5,118,164
                                                                    -----------
HEALTH CARE SERVICES -- 1.3%
Bausch & Lomb, Inc.                                      2,400          164,250
Baxter International, Inc.                              12,500          785,156
Becton, Dickinson & Co.                                 10,700          286,225
Biomet, Inc.                                             4,800          191,700
Boston Scientific Corp.*                                17,200          376,250
C.R. Bard, Inc.                                          2,300          121,900
Cigna Corp.                                              7,900          636,444
Columbia/HCA Healthcare Corp.                           24,982          732,285
Guidant Corp.                                           13,200          620,400
Healthsouth Corp.*                                      18,200           97,825
Humana, Inc.*                                            7,300           59,769
IMS Health, Inc.                                        13,700          372,469
Manor Care, Inc.*                                        4,750           76,000
Medtronic, Inc.                                         51,000        1,858,312
Millipore Corp.                                          1,900           73,387
St. Jude Medical, Inc.*                                  3,600          110,475
Tenet Healthcare Corp.*                                 13,300          312,550
United Healthcare Corp.                                  7,500          398,437
Wellpoint Health Networks, Inc.*                         2,900          191,219
                                                                    -----------
                                                                      7,465,053
                                                                    -----------
HOTELS & RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                 5,400           97,875
Hilton Hotels Corp.                                     15,800          152,075
Marriott International, Inc. Class A                    10,400          328,250
McDonald's Corp.                                        59,200        2,386,500
Tricon Global Restaurants, Inc.*                         6,530          252,221
Wendy's International, Inc.                              5,100          105,188
                                                                    -----------
                                                                      3,322,109
                                                                    -----------

                       See Notes to Financial Statements.
72

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
HOUSEHOLD GOODS -- 0.2%
Black & Decker Corp.                                     3,700      $   193,325
Leggett & Platt, Inc.                                    8,900          190,794
Maytag Corp.                                             3,900          187,200
Newell Rubbermaid, Inc.                                 12,350          358,150
Tupperware Corp.                                         2,500           42,344
Whirlpool Corp.                                          3,300          214,706
                                                                    -----------
                                                                      1,186,519
                                                                    -----------
INSURANCE -- 2.8%
Aetna, Inc.                                              6,363          355,135
AFLAC, Inc.                                             11,600          547,375
Allstate Corp.                                          34,540          828,960
American General Corp.                                  10,996          834,322
American International Group, Inc.                      66,972        7,241,348
Aon Corp.                                               11,150          446,000
Chubb Corp.                                              7,100          399,819
Cincinnati Financial Corp.                               7,200          223,200
Conseco, Inc.                                           13,782          246,353
Hartford Financial Services Group, Inc.                  9,800          464,275
Jefferson-Pilot Corp.                                    4,600          313,950
Lincoln National Corp.                                   8,800          352,000
Loews Corp.                                              4,900          297,369
Marsh & McLennan Cos., Inc.                             11,250        1,076,484
MBIA, Inc.                                               4,300          227,094
MGIC Investment Corp.                                    4,800          288,900
Progressive Corp.                                        3,200          234,000
Providian Financial Corp.                                6,150          560,034
Safeco Corp.                                             5,900          146,394
St. Paul Cos., Inc.                                     10,168          342,535
Torchmark Corp.                                          6,000          174,375
UnumProvident Corp.                                     10,334          331,334
                                                                    -----------
                                                                     15,931,256
                                                                    -----------
LEISURE -- 0.3%
Brunswick Corp.                                          3,900           86,775
Carnival Corp.                                          27,000        1,290,938
Hasbro, Inc.                                             8,475          161,555
Jostens, Inc.                                            1,100           26,744
Mattel, Inc.                                            17,937          235,423
                                                                    -----------
                                                                      1,801,435
                                                                    -----------
MACHINERY & EQUIPMENT -- 1.6%
Applied Materials, Inc.*                                16,300        2,063,988
Briggs & Stratton Corp.                                  1,000           53,625
Caterpillar, Inc.                                       15,700          738,881
Crane Co.                                                2,850           56,644
Danaher Corp.                                            6,200          299,150
Deere & Co.                                             10,300          446,763
Dover Corp.                                              9,000          408,375
Huttig Building Products Inc.*                             633            3,125
Illinois Tool Works, Inc.                               12,800          864,800
Ingersoll Rand Co.                                       7,100          390,944
ITT Industries, Inc.                                     3,900          130,406
McDermott International, Inc.                            2,200           19,938
Milacron, Inc.                                           1,600           24,600
Nacco Industries, Inc. Class A                             300           16,669
Pactiv Corp.                                             7,300           77,562



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT (CONTINUED)
Pall Corp.                                               5,333      $   114,993
Parker-Hannifin Corp.                                    4,625          237,320
Snap-On, Inc.                                            2,800           74,375
Stanley Works, Inc.                                      3,800          114,475
Tenneco Automotive Inc                                   1,460           13,596
Thermo Electron Corp.*                                   6,800          102,000
Timken Co.                                               2,500           51,094
Tyco International, Ltd.                                71,904        2,795,268
                                                                    -----------
                                                                      9,098,591
                                                                    -----------
MEDIA -- 3.5%
CBS Corp.*                                              33,411        2,136,216
Clear Channel Communications, Inc.*                     14,100        1,258,425
Comcast Corp. Class A                                    4,800          229,800
Comcast Corp. Special Class A Non-Voting                27,500        1,388,750
Dow Jones & Co., Inc.                                    4,000          272,000
Gannett Co., Inc.                                       12,300        1,003,219
Knight-Ridder, Inc.                                      3,400          202,300
McGraw-Hill Cos., Inc.                                   8,500          523,813
Mediaone Group*                                         26,500        2,035,531
Meredith Corp.                                           2,300           95,881
New York Times Co. Class A                               7,800          383,175
Omnicom Group, Inc.                                      7,900          790,000
R.R. Donnelley & Sons Co.                                5,900          146,394
Time Warner, Inc.                                       55,900        4,049,256
Times Mirror Co.                                         2,700          180,900
Tribune Co.                                             10,200          561,638
Viacom, Inc. Class A*                                    1,120           67,690
Viacom, Inc. Class B*                                   29,286        1,769,973
Walt Disney Co.                                         89,900        2,629,575
                                                                    -----------
                                                                     19,724,536
                                                                    -----------
METALS -- 0.7%
Alcan Aluminium, Ltd.                                    9,800          403,638
Alcoa, Inc.                                             16,300        1,352,900
Barrick Gold Corp.                                      17,200          304,225
Bethlehem Steel Corp.*                                   4,500           37,688
Engelhard Corp.                                          5,287           99,792
Freeport-McMoran Copper & Gold, Inc.                     7,100          149,988
Homestake Mining Co.                                    11,200           87,500
Inco, Ltd.                                               7,900          185,650
Newmont Mining Corp.                                     7,174          175,763
Nucor Corp.                                              3,800          208,288
Phelps Dodge Corp.                                       3,777          253,531
Placer Dome, Inc.                                       14,000          150,500
Reynolds Metals Co.                                      2,700          206,888
USX-U.S. Steel Group, Inc.                               3,300          108,900
Worthington Industries, Inc.                             3,850           63,525
                                                                    -----------
                                                                      3,788,776
                                                                    -----------
MISCELLANEOUS FINANCE -- 3.1%
American Express Co.                                    19,400        3,225,250
Associates First Capital Corp. Class A                  31,782          872,019
Bear Stearns Cos., Inc.                                  5,155          220,376
Capital One Financial Corp.                              8,500          409,594
Charles Schwab Corp.                                    35,050        1,345,044
Countrywide Credit Industries, Inc.                      4,800          121,200

                       See Notes to Financial Statements.
                                                                              73

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE (CONTINUED)
Equifax, Inc.                                            6,300      $   148,444
Federal Home Loan Mortgage Corp.                        30,600        1,440,113
Federal National Mortgage Association                   44,300        2,765,981
Franklin Resources, Inc.                                10,900          349,481
Household International, Inc.                           21,133          787,204
Lehman Brothers Holdings, Inc.                           4,900          414,969
Merrill Lynch & Co., Inc.                               15,500        1,294,250
Morgan Stanley Dean Witter & Co.                        24,669        3,521,500
PaineWebber Group, Inc.                                  6,200          240,638
SLM Holding Corp.                                        7,100          299,975
T. Rowe Price Associates, Inc.                           5,100          187,744
                                                                    -----------
                                                                     17,643,782
                                                                    -----------
OFFICE EQUIPMENT -- 15.1%
3Com Corp.*                                             15,700          736,919
Adobe Systems, Inc.                                      5,000          336,250
Apple Computer, Inc.*                                    6,900          708,975
Autodesk, Inc.                                           2,600           87,588
BMC Software, Inc.*                                     10,300          822,713
Cabletron Systems, Inc.*                                 7,400          192,400
Cisco Systems, Inc.*                                   140,600       15,052,988
Citrix Systems, Inc.*                                    3,800          467,163
Compaq Computer Corp.                                   73,721        1,995,075
Computer Associates International, Inc.                 23,562        1,647,867
Compuware Corp.*                                        16,100          598,719
Comverse Technology, Inc.*                               3,100          448,531
Dell Computer, Inc.*                                   109,900        5,598,031
EMC Corp.*                                              43,800        4,785,150
Hewlett Packard Co.                                     43,800        4,990,463
International Business Machines Corp.                   78,200        8,445,600
Lexmark International Group, Inc. Class A*               5,600          506,800
Microsoft Corp.*                                       220,700       25,752,931
Network Appliance, Inc.*                                 6,000          498,000
Novell, Inc.*                                           14,500          578,188
Pitney Bowes, Inc.                                      11,900          574,919
Seagate Technology, Inc.*                                8,850          412,078
Silicon Graphics, Inc.*                                  8,154           80,011
Sun Microsystems, Inc.*                                 67,200        5,199,600
Unisys Corp.*                                           12,300          392,831
Xerox Corp.                                             28,600          648,863
Yahoo! Inc.*                                            11,400        4,932,638
                                                                    -----------
                                                                     86,491,291
                                                                    -----------
OIL & GAS -- 5.1%
Amerada Hess Corp.                                       3,900          221,325
Anadarko Petroleum Corp.                                 5,400          184,275
Apache Corp.                                             4,800          177,300
Ashland, Inc.                                            2,900           95,519
Atlantic Richfield Co.                                  14,300        1,236,950
Burlington Resources, Inc.                               9,282          306,886
Chevron Corp.                                           28,500        2,468,813
Coastal Corp.                                            9,300          329,569
Conoco, Inc. Class B                                    27,567          685,729
El Paso Energy Corp.                                     9,400          364,838
Enron Corp.                                             30,600        1,357,875
Exxon Mobil Corp.                                      150,017       12,085,745



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Kerr-McGee Corp.                                         3,812      $   236,344
Occidental Petroleum Corp.                              14,900          322,213
Phillips Petroleum Co.                                  10,900          512,300
Royal Dutch Petroleum Co.                               92,700        5,602,556
Sunoco, Inc.                                             4,055           95,293
Texaco, Inc.                                            23,400        1,270,913
Tosco Corp.                                              6,400          174,000
Union Pacific Resources Group, Inc.                     10,751          137,075
Unocal Corp.                                            10,400          349,050
USX-Marathon Group, Inc.                                13,200          325,875
Williams Cos., Inc.                                     18,700          571,519
                                                                    -----------
                                                                     29,111,962
                                                                    -----------
PHOTOGRAPHIC -- 0.2%
Eastman Kodak Co.                                       13,900          920,875
Polaroid Corp.                                           1,800           33,863
                                                                    -----------
                                                                        954,738
                                                                    -----------
POLLUTION CONTROL -- 0.1%
Allied Waste Industries, Inc.*                           7,800           68,738
Waste Management, Inc.                                  26,175          449,883
                                                                    -----------
                                                                        518,621
                                                                    -----------
RAILROADS -- 0.3%
Burlington Northern Santa Fe Corp.                      20,193          489,680
CSX Corp.                                                9,300          291,788
Kansas City Southern Industries, Inc.                    4,800          358,200
Norfolk Southern Corp.                                  16,300          334,150
Union Pacific Corp.                                     10,600          462,425
                                                                    -----------
                                                                      1,936,243
                                                                    -----------
RETAIL -- 5.8%
American Greetings Corp. Class A                         3,100           73,238
Autozone, Inc.*                                          6,400          206,800
Bed, Bath & Beyond, Inc.*                                5,900          204,288
Best Buy Co., Inc.*                                      8,700          436,631
Circuit City Stores, Inc.                                8,800          396,550
Consolidated Stores Corp.*                               4,700           76,375
Costco Wholesale Corp.*                                  9,521          868,196
CVS Corp.                                               17,100          682,931
Dayton Hudson Corp.                                     19,300        1,417,344
Dillard's, Inc. Class A                                  4,600           92,863
Dollar General Corp.                                     9,481          215,693
Federated Department Stores, Inc.*                       9,200          465,175
Gap, Inc.                                               37,462        1,723,252
Harcourt General, Inc.                                   3,100          124,775
Home Depot, Inc.                                        95,697        6,561,226
K Mart Corp.*                                           21,200          213,325
Kohls Corp.*                                             6,900          498,094
Limited, Inc.                                            9,581          414,977
Longs Drug Stores, Inc.                                  1,700           43,881
Lowe's Cos., Inc.                                       16,200          967,950
May Department Stores Co.                               14,400          464,400
Nordstrom, Inc.                                          6,100          159,744
Office Depot, Inc.*                                     15,900          173,906
Penney, J.C. Co.                                        11,500          229,281

                       See Notes to Financial Statements.
74

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Pep Boys-Manny, Moe & Jack                               2,400      $    21,900
Rite Aid Corp.                                          11,100          124,181
Sears, Roebuck & Co.                                    16,700          508,306
Staples, Inc.*                                          20,400          420,750
Tandy Corp.                                              8,600          423,013
TJX Cos., Inc.                                          13,900          284,081
Toys "R" Us, Inc.*                                      11,000          157,438
Wal-Mart Stores, Inc.                                  192,400       13,299,650
Walgreen Co.                                            43,600        1,275,300
                                                                    -----------
                                                                     33,225,514
                                                                    -----------
RETAIL - FOOD -- 0.5%
Albertson's, Inc.                                       18,260          588,885
Great Atlantic & Pacific Tea Co., Inc.                   1,700           47,388
Kroger Co.*                                             36,000          679,500
Safeway, Inc.*                                          21,300          757,481
Supervalu, Inc.                                          5,200          104,000
Sysco Corp.                                             14,300          565,744
Winn-Dixie Stores, Inc.                                  6,400          153,200
                                                                    -----------
                                                                      2,896,198
                                                                    -----------
TELEPHONES -- 9.4%
ADC Telecommunications, Inc.*                            6,500          471,250
Alltel Corp.                                            13,300        1,099,744
AT&T Corp.                                             138,162        7,011,722
Bell Atlantic Corp.                                     67,104        4,131,090
BellSouth Corp.                                         81,500        3,815,219
CenturyTel, Inc.                                         6,000          284,250
Global Crossing, Ltd.*                                  33,970        1,696,377
GTE Corp.                                               42,200        2,977,738
MCI Worldcom, Inc.*                                    121,528        6,441,011
Nextel Communications, Inc. Class A*                    15,500        1,597,469
Nortel Networks Corp.                                   57,960        5,853,960
QUALCOMM, Inc.*                                         27,600        4,859,325
SBC Communications, Inc.                               147,618        7,196,378
Sprint Corp. (FON Group)                                37,800        2,544,413
Sprint Corp. (PCS Group)*                               18,900        1,937,250
US West, Inc.                                           21,911        1,577,592
                                                                    -----------
                                                                     53,494,788
                                                                    -----------
THRIFT INSTITUTIONS -- 0.2%
Golden West Financial Corp.                              7,200          241,200
Washington Mutual, Inc.                                 25,893          673,218
                                                                    -----------
                                                                        914,418
                                                                    -----------
TRUCKING -- 0.0%
Cummins Engine Co., Inc.                                 1,600           77,300
Paccar, Inc.                                             3,090          136,733
Ryder System, Inc.                                       2,730           66,714
                                                                    -----------
                                                                        280,747
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $290,685,795)                                               531,691,884
                                                                    -----------



                                                        SHARES     VALUE(DAGGER)
                                                       --------    -------------
CONVERTIBLE PREFERRED STOCK -- 0.0%
CONTAINERS
Sealed Air Corp., $2.00, 04/01/18, Series A              1,282     $     64,741
                                                                   ------------
  (Cost $42,011)

 COUPON                                                   PAR
  RATE                                  MATURITY         (000)
--------                                --------        ------
U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. Treasury Bills**
    4.860%                              02/10/00        $  500          497,292
    5.300%                              05/18/00           500          490,000
    5.220%                              05/25/00         1,000          978,709
    4.720%                              06/22/00         1,000          974,017
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,943,435)                                                   2,940,018
                                                                   ------------

                                                       SHARES
                                                      --------
TEMPORARY INVESTMENTS -- 6.5%
Dreyfus Cash Management Plus #719                   10,392,673       10,392,673
Goldman Sachs Financial Square
  Money Market Portfolio                            13,279,126       13,279,126
J.P. Morgan Institutional Prime
  Money Market Portfolio                            13,420,785       13,420,785
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $37,092,584)                                                 37,092,584
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $330,763,825)                                              $571,789,227
                                                                   ============

---------------
(DAGGER) See Note 2a to the Financial Statements.
*  Non-income producing security.
** Securities pledged as collateral for futures contracts.

                                       NUMBER OF       UNREALIZED
                                       CONTRACTS      APPRECIATION
                                     --------------   ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 2000               114          $1,040,388
                                          ===          ==========

                       See Notes to Financial Statements.
                                                                              75

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $330,763,825) ............................     $571,789,227
   Collateral for securities loaned ....................................       93,884,069
   Dividends receivable ................................................          482,254
   Interest receivable .................................................          161,559
   Receivable for capital stock sold ...................................        1,463,169
   Futures margin receivable ...........................................           93,275
   Other assets ........................................................           14,583
                                                                             ------------
          Total assets .................................................      667,888,136
                                                                             ------------

LIABILITIES
   Payable upon return of securities loaned ............................       93,884,069
   Payable for capital stock redeemed ..................................           47,149
   Accrued expenses ....................................................          205,119
                                                                             ------------
          Total liabilities ............................................       94,136,337
                                                                             ------------

NET ASSETS
Applicable to 16,551,865 Institutional Shares and 724,441
   N Shares of beneficial interest outstanding, $.001 par value (Note 7)     $573,751,799
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($549,695,706/16,551,865) ...........................................           $33.21
                                                                                   ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($24,056,093/724,441) ...............................................           $33.21
                                                                                   ======

                       See Notes to Financial Statements.
76

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK -- 48.6%
AEROSPACE -- 1.8%
B.F. Goodrich Co.                               2,700               $    74,250
Cordant Technologies, Inc.                        650                    21,450
Esterline Technologies Corp.*                   3,200                    37,000
Litton Industries, Inc.*                        5,400                   269,325
Triumph Group, Inc.*                              700                    16,931
United Technologies Corp.                       1,000                    65,000
                                                                    -----------
                                                                        483,956
                                                                    -----------
AIR TRANSPORT -- 0.7%
Alaska Air Group, Inc.*                           350                    12,294
Continental Airlines, Inc. Class B*               300                    13,312
Delta Air Lines, Inc.                           1,600                    79,700
UAL Corp.*                                      1,100                    85,319
                                                                    -----------
                                                                        190,625
                                                                    -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.5%
Anheuser-Busch Cos., Inc.                       1,400                    99,225
Universal Corp.                                 1,750                    39,922
                                                                    -----------
                                                                        139,147
                                                                    -----------
APPAREL, TEXTILES -- 1.2%
Jones Apparel Group, Inc.*                      4,200                   113,925
Liz Claiborne, Inc.                             2,300                    86,537
Oxford Industries, Inc.                           750                    14,859
Shaw Industries, Inc.                           5,000                    77,187
Timberland Co. Class A*                           500                    26,437
                                                                    -----------
                                                                        318,945
                                                                    -----------
AUTO RELATED -- 0.5%
Avis Rent A Car, Inc.*                          2,250                    57,516
Dollar Thrifty Automotive Group, Inc.*          2,600                    62,237
Tower Automotive, Inc.*                           650                    10,034
                                                                    -----------
                                                                        129,787
                                                                    -----------
AUTOS -- 1.7%
Ford Motor Co.                                  4,400                   235,125
General Motors Corp.                            2,500                   181,719
Navistar International Corp.*                     750                    35,531
                                                                    -----------
                                                                        452,375
                                                                    -----------
BANKS -- 3.4%
Chase Manhattan Corp.                           4,000                   310,750
Citigroup, Inc.                                 2,700                   150,019
Compass Bancshares, Inc.                        1,050                    23,428
Doral Financial Corp.                           1,350                    16,537
GBC Bancorp                                     1,200                    22,950
Independent Bank Corp.                          1,100                    13,750
Southtrust Corp.                                3,700                   139,675
Wells Fargo Co.                                 5,600                   226,450
                                                                    -----------
                                                                        903,559
                                                                    -----------
BUSINESS SERVICES -- 2.7%
Amdocs, Ltd.*                                   1,152                    39,744
Electronic Data Systems Corp.                   3,000                   200,812
Kelly Services, Inc. Class A                      400                    10,050

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Oracle Corp.*                                   1,500               $   168,000
Reynolds & Reynolds Co. Class A                 6,400                   144,000
Viad Corp.                                      5,500                   153,312
                                                                    -----------
                                                                        715,918
                                                                    -----------
CASINOS -- 0.8%
Anchor Gaming*                                  1,050                    45,412
Mandalay Resort Group*                          8,400                   169,050
                                                                    -----------
                                                                        214,462
                                                                    -----------
CHEMICALS -- 0.8%
C.K. Witco Corp.                                4,300                    57,512
Cytec Industries, Inc.*                         1,550                    35,844
F.M.C. Corp.*                                   1,300                    74,506
Schulman (A.), Inc.                               900                    14,625
W.R. Grace & Co.*                               2,700                    37,462
                                                                    -----------
                                                                        219,949
                                                                    -----------
CONSTRUCTION -- 1.3%
Centex Corp.                                    3,700                    91,344
Champion Enterprises, Inc.*                       700                     5,994
Fleetwood Enterprises, Inc.                     1,650                    34,031
LNR Property Corp.                              1,700                    33,787
Sherwin Williams Co.                            4,400                    92,400
Webb Corp.                                      2,050                    51,122
York International Corp.                        1,300                    35,669
                                                                    -----------
                                                                        344,347
                                                                    -----------
CONTAINERS -- 0.0%
Libbey, Inc.                                      300                     8,625
                                                                    -----------
DRUGS -- 2.0%
Amgen, Inc.*                                    1,900                   114,000
Bristol-Myers Squibb Co.                          500                    32,094
Genzyme Corp.*                                  2,800                   125,650
Medco Research, Inc.*                           1,400                    42,087
Merck & Co., Inc.                               3,200                   214,600
Priority Healthcare Corp. Class B*                237                     6,858
                                                                    -----------
                                                                        535,289
                                                                    -----------
ELECTRIC & GAS -- 1.8%
Calpine Corp.*                                    800                    51,200
Cleco Corp.                                       500                    16,031
Columbia Energy Group                           3,100                   196,075
Energy East Corp.                               7,500                   156,094
Public Service Co. of New Mexico                1,750                    28,437
Reliant Energy, Inc.                            2,000                    45,750
                                                                    -----------
                                                                        493,587
                                                                    -----------
ELECTRICAL -- 0.3%
General Semiconductor, Inc.*                    3,500                    49,656
Stoneridge, Inc.*                                 450                     6,947
Technitrol, Inc.                                  400                    17,800
                                                                    -----------
                                                                         74,403
                                                                    -----------

                       See Notes to Financial Statements.
                                                                              77

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
ELECTRONICS -- 1.9%
C&D Technologies, Inc.                            550               $    23,375
Cable Design Technologies, Inc.*                1,100                    25,300
Diebold, Inc.                                   3,300                    77,550
Intel Corp.                                     3,100                   254,975
Plexus Corp.*                                     800                    35,200
Tellabs, Inc.*                                  1,600                   102,600
                                                                    -----------
                                                                        519,000
                                                                    -----------
ENERGY SERVICES -- 0.1%
Atwood Oceanics, Inc.*                             50                     1,931
Friede Goldman Halter, Inc.*                       50                       347
Gulf Island Fabrication, Inc.*                    750                     6,984
Seitel, Inc.*                                     950                     6,412
                                                                    -----------
                                                                         15,674
                                                                    -----------
FOOD & BEVERAGES -- 1.2%
Dean Foods Co.                                  3,200                   127,200
IBP, Inc.                                       1,600                    28,800
Smithfield Foods, Inc.*                         6,350                   152,400
                                                                    -----------
                                                                        308,400
                                                                    -----------
FOREST PRODUCTS & PAPER -- 2.1%
Boise Cascade Corp.                             2,700                   109,350
Buckeye Technologies, Inc.*                       750                    11,156
Champion International Corp.                    2,000                   123,875
Georgia Pacific Corp.                           3,900                   197,925
Weyerhaeuser Co.                                1,800                   129,262
                                                                    -----------
                                                                        571,568
                                                                    -----------
HEALTH CARE SERVICES -- 1.3%
AmeriPath, Inc.*                                  800                     6,550
Cigna Corp.                                       800                    64,450
Cooper Cos., Inc.*                                500                    15,063
Datascope Corp.*                                  550                    21,588
Hanger Orthopedic Group, Inc.*                    650                     6,500
Lincare Holdings, Inc.*                           900                    31,219
Pediatrix Medical Group, Inc.*                    450                     3,150
Rexall Sundown, Inc.*                           5,500                    56,719
Wellpoint Health Networks, Inc.*                2,100                   138,469
                                                                    -----------
                                                                        343,708
                                                                    -----------
HOTELS & RESTAURANTS -- 1.3%
Bob Evans Farms, Inc.                             350                     5,403
Brinker International, Inc.*                    2,000                    48,000
Darden Restaurants, Inc.                        9,275                   168,109
Outback Steakhouse, Inc.*                       4,800                   124,500
                                                                    -----------
                                                                        346,012
                                                                    -----------
INSURANCE -- 1.4%
AXA Financial, Inc.                             6,700                   226,963
AmerUs Life Holdings, Inc. Class A                900                    20,700
Gallagher (Arthur J.) & Co.                     1,200                    77,700
PMI Group, Inc.                                   800                    39,050
                                                                    -----------
                                                                        364,413
                                                                    -----------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 1.0%
Applied Materials, Inc.*                        1,400               $   177,275
Gardner Denver Machinery, Inc.*                 1,550                    25,866
Specialty Equipment Cos.*                         650                    15,559
SPS Technologies, Inc.*                           550                    17,566
Standex International Corp.                     1,900                    39,781
                                                                    -----------
                                                                        276,047
                                                                    -----------
METALS -- 0.7%
Alcoa, Inc.                                     1,900                   157,700
Reliance Steel & Aluminum Corp.                 1,200                    28,125
                                                                    -----------
                                                                        185,825
                                                                    -----------
MISCELLANEOUS FINANCE -- 2.5%
Advanta Corp. Class A                           1,100                    20,006
Lehman Brothers Holdings, Inc.                  3,100                   262,531
Morgan Stanley Dean Witter & Co.                1,700                   242,675
PaineWebber Group, Inc.                         3,800                   147,488
                                                                    -----------
                                                                        672,700
                                                                    -----------
OFFICE EQUIPMENT -- 4.0%
3Com Corp.*                                     1,100                    51,631
Apple Computer, Inc.*                             900                    92,475
Compaq Computer Corp.                           2,200                    59,538
Dell Computer Corp.*                            1,200                    61,125
Hewlett Packard Co.                               500                    56,969
International Business Machines Corp.           3,500                   378,000
Lexmark International Group, Inc. Class A*      2,600                   235,300
NCR Corp.*                                      1,200                    45,450
Tech Data Corp.*                                3,050                    82,541
                                                                    -----------
                                                                      1,063,029
                                                                    -----------
OIL & GAS -- 2.7%
Coastal Corp.                                   9,000                   318,938
Phillips Petroleum Co.                          2,800                   131,600
Texaco, Inc.                                    1,300                    70,606
USX-Marathon Group, Inc.                        8,400                   207,375
                                                                    -----------
                                                                        728,519
                                                                    -----------
POLLUTION CONTROL -- 0.1%
Safety-Kleen Corp.*                             1,900                    21,494
                                                                    -----------
RAILROADS -- 0.2%
Canadian Pacific, Ltd.                          2,500                    53,906
                                                                    -----------
RETAIL -- 2.7%
BJ's Wholesale Club, Inc.*                      7,400                   270,100
Dayton Hudson Corp.                             1,100                    80,781
Federated Department Stores, Inc.*              2,100                   106,181
Intimate Brands, Inc. Class A                   3,475                   149,859
Musicland Stores Corp.*                         3,450                    29,109
Nature's Sunshine Products, Inc.                  800                     6,400
Ross Stores, Inc.                               4,200                    75,338
Wet Seal, Inc. Class A*                         1,400                    17,150
                                                                    -----------
                                                                        734,918
                                                                    -----------

                       See Notes to Financial Statements.
78

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
TELEPHONES -- 5.5%
ADC Telecommunications, Inc.*                   4,200               $   304,500
AT&T Corp.                                      4,700                   238,525
Bell Atlantic Corp.                             2,700                   166,219
GTE Corp.                                       2,600                   183,463
Metricom, Inc.*                                 1,050                    82,425
Sprint Corp. (FON Group)                        2,500                   168,281
Telefonos de Mexico S.A. ADR                    2,100                   236,250
Viatel, Inc.*                                   1,650                    88,275
                                                                    -----------
                                                                      1,467,938
                                                                    -----------
THRIFT INSTITUTIONS -- 0.0%
Washington Federal, Inc.                          450                     8,831
                                                                    -----------
TRUCKING -- 0.4%
CNF Transportation, Inc.                        2,800                    96,600
USFreightways Corp.                               200                     9,475
                                                                    -----------
                                                                        106,075
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $11,558,678)                                                 13,013,031
                                                                    -----------

COUPON                                           PAR
 RATE                              MATURITY     (000)
------                             --------     -----
ASSET-BACKED SECURITIES -- 2.5%
First Plus Home Loan Trust Series 1997-3,
  Class A6
    7.080%                         07/10/17    $  285                   281,144
Team Fleet Financing Corp. Series 1997-1,
  Class A
    7.350%                         05/15/03       375                   373,788
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $662,772)                                                       654,932
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%
Asset Securitization Corp. Series 1997-D4,
  Class PS1 IO
    1.031%                         04/14/29     6,178                   372,636
Asset Securitization Corp. Series 1997-D5,
  Class PS1 IO
    1.404%                         02/14/41     2,921                   248,763
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.461%                         05/28/28       360                   332,109
Federal National Mortgage Association
  Series 145, Class 1 PO
    9.551%                         06/25/22       456                   339,507
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                         03/25/27     2,351                   122,032
Federal National Mortgage Association
  Series 1997-84, Class PL IO
    6.500%                         02/25/09     3,873                   359,153
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
    6.750%                         08/25/27       317                   314,911


COUPON                                           PAR
 RATE                              MATURITY     (000)             VALUE(DAGGER)
------                             --------     -----             -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                         01/15/13    $  591               $   108,300
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,295,088)                                                   2,197,411
                                                                    -----------
MORTGAGE-BACKED SECURITIES -- 15.6%
Federal National Mortgage Association
    6.500%                         01/15/30       375                   353,379
    7.000%                         01/15/30     1,600                 1,547,750
Federal National Mortgage Association
  Pool #250888
    7.000%                         04/01/12     1,118                 1,109,883
Federal National Mortgage Association
  Pool #345739
    7.500%                         03/01/27        47                    46,768
Federal National Mortgage Association
  Pool #363317
    7.500%                         11/01/26        13                    12,481
Federal National Mortgage Association
  Pool #368941
    7.500%                         12/01/26       333                   330,228
Federal National Mortgage Association
  Pool #371323
    7.500%                         03/01/27       253                   251,442
Government National Mortgage Association
  Pool #354675
    6.500%                        10/15/23        560                   531,426
                                                                    -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $4,226,628)                                                   4,183,357
                                                                    -----------
CORPORATE BONDS -- 13.6%
ELECTRIC -- 0.9%
Public Service Co. of Colorado
    6.600%                         02/01/01       250                   249,063
                                                                    -----------
FINANCE - BANK -- 1.2%
BankAmerica Institutional Capital
    8.070%                         12/31/26       180                   172,125
Providian National Bank
    6.650%                         02/01/04       150                   142,875
                                                                    -----------
                                                                        315,000
                                                                    -----------
FINANCE - NON-BANK -- 4.3%
Associates Corp. of North America Euro Bond
    6.875%                         06/20/02       190                   188,813
Finova Capital Corp.
    7.625%                         09/21/09       150                   148,500
General Motors Acceptance Corp.
    5.800%                         04/09/01       400                   394,500
    6.850%                         06/17/04       250                   246,563
Lehman Brothers Holdings, Inc.
    8.800%                         03/01/15       150                   157,875
                                                                    -----------
                                                                      1,136,251
                                                                    -----------


                       See Notes to Financial Statements.
                                                                              79

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

COUPON                                           PAR
 RATE                              MATURITY     (000)             VALUE(DAGGER)
------                             --------     -----             -------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 3.6%
Air Products & Chemicals, Inc.
    6.862%                         10/25/03    $  135               $   133,313
Cendant Corp.
    7.750%                         12/01/03       110                   108,900
Cummins Engine Co., Inc.
    5.650%                         03/01/98        55                    34,581
Ford Motor Co.
    7.500%                         08/01/26       130                   127,075
    6.375%                         02/01/29       190                   160,075
Fort James Corp.
    6.700%                         11/15/03       100                    97,375
Nordstrom, Inc.
    6.950%                         03/15/28        40                    35,400
Time Warner Entertainment, Inc.
    8.375%                         03/15/23       250                   260,000
                                                                    -----------
                                                                        956,719
                                                                    -----------
TELEPHONES -- 1.7%
Airtouch Communications, Inc.
    6.650%                         05/01/08       210                   197,663
MCI Worldcom, Inc.
    6.125%                         04/15/02       160                   156,400
Sprint Capital Corp.
    6.900%                         05/01/19       125                   114,063
                                                                    -----------
                                                                        468,126
                                                                    -----------
TRANSPORTATION -- 1.9% CSX Corp.
    7.250%                         05/01/27       135                   131,288
Federal Express Corp.
    7.500%                         01/15/18         6                     6,301
    6.720%                         01/15/22       412                   380,303
                                                                    -----------
                                                                        517,892
                                                                    -----------
TOTAL CORPORATE BONDS
  (Cost $3,746,922)                                                   3,643,051
                                                                    -----------
SUPRANATIONAL BONDS -- 1.4%
African Development Bank
  (Cost $374,797)
    7.750%                         12/15/01       370                   375,550
                                                                    -----------
YANKEE BONDS -- 2.5%
Cable & Wireless Communications Notes
    6.625%                         03/06/05        80                    79,000
Empresa Nacional Electric
    7.750%                         07/15/08       150                   142,500
Korea Development Bank
    7.375%                         09/17/04        90                    88,313
Korea Electric Power Corp.
    7.000%                         02/01/27        80                    73,900


COUPON                                           PAR
 RATE                              MATURITY     (000)             VALUE(DAGGER)
------                             --------     -----             -------------
YANKEE BONDS (CONTINUED)
Korea Electric Power Global
    6.375%                         12/01/03    $  150               $   142,313
United Utilities P.L.C.
    6.450%                         04/01/08       150                   136,688
                                                                    -----------
TOTAL YANKEE BONDS
  (Cost $688,433)                                                       662,714
                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 2.2%
U.S.TREASURY BILLS** -- 0.2%
    5.500%                         06/22/00        50                    48,701
                                                                    -----------
U.S. TREASURY BONDS -- 0.7%
    8.875%                         08/15/17       136                   164,387
    8.875%                         02/15/19         5                     6,088
    8.750%                         08/15/20        20                    24,237
                                                                    -----------
                                                                        194,712
                                                                    -----------
U.S. TREASURY NOTES -- 1.3%
    7.000%                         07/15/06       290                   297,145
    6.500%                         10/15/06        25                    24,943
    5.625%                         05/15/08        22                    20,703
                                                                    -----------
                                                                        342,791
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $611,710)                                                       586,204
                                                                    -----------

                                               SHARES
                                               ------
TEMPORARY INVESTMENTS -- 5.4%
Dreyfus Cash Management Plus #719             221,176                   221,176
Goldman Sachs Financial Square
  Money Market Portfolio                      611,191                   611,191
J.P. Morgan Institutional Prime
  Money Market Portfolio                      614,326                   614,326
                                                                    -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,446,693)                                                   1,446,693
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $25,611,721)                                                $26,762,943
                                                                    ============

--------------
(DAGGER) See Note 2a to the Financial Statements.
*  Non-income producing security.
** Security pledged as collateral for futures contracts.
ADR -- American Depositary Receipt.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                            NUMBER OF               UNREALIZED
                                            CONTRACTS              DEPRECIATION
                                           ----------              ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2000              10                     $(17,143)
                                               ==                     =========

                       See Notes to Financial Statements.
80

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $25,611,721) .................        $26,762,943
   Collateral for securities loaned ........................          2,467,303
   Dividends receivable ....................................              9,795
   Interest receivable .....................................            181,368
   Receivable for capital stock sold .......................              2,764
   Other assets ............................................             21,265
                                                                    -----------
          Total assets .....................................         29,445,438
                                                                    -----------

LIABILITIES
   Payable upon return of securities loaned ................          2,467,303
   Payable for securities purchased ........................          2,031,005
   Payable for capital stock redeemed ......................            660,590
   Futures margin payable ..................................              4,063
   Accrued expenses ........................................             16,230
                                                                    -----------
          Total liabilities ................................          5,179,191
                                                                    -----------

NET ASSETS
Applicable to 1,766,657 Institutional Shares,
   186,747 N Shares and 6,784 A Shares
   of beneficial interest outstanding,
   $.001 par value (Note 7) ................................        $24,266,247
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($21,870,646/1,766,657) .................................             $12.38
                                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER N SHARE
   ($2,311,624/186,747) ....................................             $12.38
                                                                         ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($83,977/6,784) .........................................             $12.38
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($12.38/0.945) ..........................................             $13.10
                                                                         ======

                       See Notes to Financial Statements.
                                                                              81

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK -- 92.2%
AUSTRALIA -- 3.6%
Broken Hill Proprietary Co., Ltd.             215,000              $  2,825,241
National Australia Bank, Ltd.                 186,112                 2,849,021
North, Ltd.                                   625,000                 1,474,144
Orica, Ltd.                                   495,000                 2,670,015
                                                                   ------------
                                                                      9,818,421
                                                                   ------------
AUSTRIA -- 1.9%
Bank Austria A.G                               30,500                 1,720,214
Boehler-Uddeholm A.G                           35,000                 1,614,463
VA Technologie A.G                             27,700                 1,827,324
                                                                   ------------
                                                                      5,162,001
                                                                   ------------
BRAZIL -- 2.3%
Companhia Vale do Rio Doce ADR                 55,000                 1,533,306
Embratel Participacoes S.A. ADR               123,000                 3,351,750
Uniao de Bancos Brasileiros S.A. GDR           48,000                 1,446,000
                                                                   ------------
                                                                      6,331,056
                                                                   ------------
CANADA -- 1.7%
Methanex Corp.*                               671,000                 1,836,127
Moore Corp., Ltd.                             214,500                 1,300,406
Nexfor, Inc.                                  264,000                 1,536,266
                                                                   ------------
                                                                      4,672,799
                                                                   ------------
CHINA -- 0.3%
Shandong Huaneng Power Co., Ltd. ADR          221,000                   953,063
                                                                   ------------
CROATIA -- 0.6%
Pliva D.D. GDR                                116,000                 1,544,030
                                                                   ------------
CZECH REPUBLIC -- 2.2%
Czech Power Co.*                            1,033,000                 2,557,039
Komercni Banka A.S. GDR*                      636,800                 3,387,776
                                                                   ------------
                                                                      5,944,815
                                                                   ------------
DENMARK -- 0.9%
Forsikringsselskabet Codan                     10,600                   802,574
Unidanmark A.S.-A                              25,300                 1,778,751
                                                                   ------------
                                                                      2,581,325
                                                                   ------------
FINLAND -- 0.9%
Fortum Corp.                                  219,400                   994,360
Kemira Oyj                                    253,900                 1,547,079
                                                                   ------------
                                                                      2,541,439
                                                                   ------------
FRANCE -- 4.6%
Alcatel                                        12,000                 2,755,565
Aventis S.A                                    50,000                 2,905,630
Banque Nationale de Paris                      13,294                 1,226,438
Compagnie De Saint Gobain                       9,500                 1,786,333
Scor S.A                                       50,000                 2,205,660
Usinor S.A                                     95,000                 1,784,419
                                                                   ------------
                                                                     12,664,045
                                                                   ------------


                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
GERMANY -- 2.0%
BASF A.G                                       61,000              $  3,188,539
Bilfinger & Berger Bau A.G                     26,000                   497,532
Viag A.G                                       92,300                 1,722,549
                                                                   ------------
                                                                      5,408,620
                                                                   ------------
GREECE -- 0.5%
Hellenic Telecommunications Organization
  (OTE) S.A                                    60,000                 1,425,828
                                                                   ------------
HONG KONG -- 5.4%
HSBC Holdings P.L.C                           210,400                 2,950,228
Hutchison Whampoa, Ltd.                       218,000                 3,168,972
Jardine Matheson Holdings, Ltd.               587,067                 2,313,044
Smartone Telecommunications Holdings,
  Ltd                                         499,000                 2,407,217
Swire Pacific, Ltd. - A                       499,000                 2,946,433
Techtronic Industries Co.                   6,726,000                 1,098,864
                                                                   ------------
                                                                     14,884,758
                                                                   ------------
HUNGARY -- 0.5%
Magyar Tavkozlesi Rt. ADR                      40,000                 1,440,000
                                                                   ------------
INDIA -- 0.4%
State Bank of India, Ltd. GDR                  87,000                 1,061,400
                                                                   ------------
INDONESIA -- 0.7%
PT Indosat                                    870,000                 1,942,326
                                                                   ------------
IRELAND -- 0.5%
Elan Corp. P.L.C. ADR*                         50,000                 1,475,000
                                                                   ------------
ITALY -- 1.2%
Burgo (Cartiere) S.P.A                        179,000                 1,179,031
Societa Assicuratrice Industriale (SAI)       428,000                 2,129,439
                                                                   ------------
                                                                      3,308,470
                                                                   ------------
JAPAN -- 18.9%
Aoyama Trading Co., Ltd.                       95,000                 2,036,312
Asahi Chemical Industry Co., Ltd.             510,000                 2,620,632
Dai-Ichi Kangyo Bank, Ltd.                    316,000                 2,953,705
Daiichi Pharmaceutical Co., Ltd.              170,000                 2,211,314
Daito Trust Construction Co., Ltd.            227,800                 2,541,764
Daiwa House Industry Co., Ltd.                262,000                 1,948,909
Daiwa Securities Co., Ltd.                    325,000                 5,086,376
Dowa Fire & Marine Insurance Co.              816,000                 2,204,326
Hitachi, Ltd.                                 373,000                 5,987,276
Kyudenko Co., Ltd.                            524,000                 1,846,335
Kyushu Electric Power Co., Inc.                    90                     1,330
Marubeni Corp.                              1,040,000                 4,366,840
Marui Co., Ltd.                               130,000                 1,941,666
Nippon Fire & Marine Insurance Co., Ltd.      928,000                 2,770,285
Nishimatsu Construction Co., Ltd.             467,000                 1,874,033
NTT Mobile Communications Network,
  Inc                                             130                 5,000,489
Sankyo Co., Ltd.                               92,000                 1,890,966
Sumitomo Trust & Banking Co., Ltd.            493,000                 3,329,451
Toyo Trust & Banking Co., Ltd.                326,000                 1,340,119
                                                                   ------------
                                                                     51,952,128
                                                                   ------------

                       See Notes to Financial Statements.
82

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
KOREA -- 2.1%
Korea Fund, Inc.*                             335,000              $  5,695,000
                                                                   ------------
MALAYSIA -- 2.5%
Malakoff BHD                                1,075,000                 2,828,910
Malayan Banking BHD                         1,130,000                 4,014,421
                                                                   ------------
                                                                      6,843,331
                                                                   ------------
MEXICO -- 1.2%
Telefonos de Mexico S.A. ADR                   30,000                 3,375,000
                                                                   ------------
NETHERLANDS -- 3.0%
DSM N.V                                        36,000                 1,443,046
European Vinyls Corp. International N.V.      184,000                 2,520,294
Koninklijke KPN N.V                            45,000                 4,391,681
                                                                   ------------
                                                                      8,355,021
                                                                   ------------
NEW ZEALAND -- 2.7%
Air New Zealand, Ltd.                       1,525,000                 2,231,075
Carter Holt Harvey, Ltd.                    1,801,500                 2,353,209
Fletcher Challenge Energy, Ltd.             1,035,000                 2,703,938
                                                                   ------------
                                                                      7,288,222
                                                                   ------------
NORWAY -- 1.7%
Bergesen D.Y. A.S.A. - B                       89,400                 1,528,014
Odfjell A.S.A                                  98,100                 1,223,879
Union Bank of Norway                           83,000                 1,926,018
                                                                   ------------
                                                                      4,677,911
                                                                   ------------
PERU -- 0.3%
Southern Peru Copper Corp., Ltd.               58,000                   895,375
                                                                   ------------
PHILIPPINES -- 1.7%
Philippine Long Distance Telephone Co.         98,000                 2,492,556
Philippine National Bank*                     891,920                 2,102,541
SM Prime Holdings, Inc.                       600,000                   113,151
                                                                   ------------
                                                                      4,708,248
                                                                   ------------
RUSSIA -- 1.1%
Lukoil Holding ADR                             21,300                 1,107,600
Rostelecom ADR*                               120,000                 2,025,000
                                                                   ------------
                                                                      3,132,600
                                                                   ------------
SINGAPORE -- 3.1%
Asia Pulp & Paper Co., Ltd. ADR*              308,000                 2,425,500
City Developments, Ltd.                       480,000                 2,809,967
United Overseas Bank, Ltd.                    386,064                 3,407,470
                                                                   ------------
                                                                      8,642,937
                                                                   ------------
SLOVAKIA -- 0.3%
Nafta A.S                                      20,000                   171,855
Slovakofarma A.S. GDR                         157,000                   419,190
Vychodoslovenske Zeleziarne A.S.*              89,000                   304,212
                                                                   ------------
                                                                        895,257
                                                                   ------------
SLOVENIA -- 0.5%
SKB Banka D.D. GDR                            132,000                 1,485,000
                                                                   ------------


                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
SOUTH AFRICA -- 2.0%
Anglogold, Ltd.                                48,159              $  2,477,196
Standard Bank Investment Corp., Ltd.          732,300                 3,039,848
                                                                   ------------
                                                                      5,517,044
                                                                   ------------
SPAIN -- 3.7%
Iberdrola S.A                                 172,774                 2,394,370
Repsol S.A                                    146,906                 3,405,958
Telefonica S.A.*                              178,752                 4,464,749
                                                                   ------------
                                                                     10,265,077
                                                                   ------------
SWEDEN -- 2.8%
ABB, Ltd.                                      23,669                 2,884,903
Assidoman AB                                  125,000                 2,034,850
AstraZeneca Group P.L.C                        64,095                 2,712,059
                                                                   ------------
                                                                      7,631,812
                                                                   ------------
SWITZERLAND -- 2.6%
ABB, Ltd.                                      18,155                 2,220,490
Schweizerische Lebensversicherungs und
  Rentenanstalt                                 4,250                 2,468,913
UBS A.G                                         8,700                 2,349,432
                                                                   ------------
                                                                      7,038,835
                                                                   ------------
TAIWAN -- 0.5%
R.O.C. Taiwan Fund*                           170,000                 1,434,375
                                                                   ------------
THAILAND -- 2.5%
Bangkok Bank Public Co., Ltd.*                500,000                 1,261,118
Thai Farmers Bank Public Co., Ltd.*         2,000,000                 3,345,281
Thailand International Fund*                      230                 2,265,500
                                                                   ------------
                                                                      6,871,899
                                                                   ------------
UNITED KINGDOM -- 8.8%
British Airways P.L.C                         215,000                 1,403,050
Cable & Wireless P.L.C                        220,844                 3,742,090
Corus Group P.L.C                             304,700                   792,413
Enterprise Oil  P.L.C.*                       322,000                 2,166,327
Marks & Spencer P.L.C                         400,000                 1,904,439
National Power P.L.C                          327,380                 1,895,809
Nycomed Amersham P.L.C                        382,500                 2,455,963
Rolls-Royce P.L.C                             830,726                 2,871,605
Royal & Sun Alliance Insurance Group
  P.L.C                                       342,936                 2,611,848
Royal Bank of Scotland Group P.L.C            131,450                 2,331,396
Sainsbury (J.) P.L.C                          368,732                 2,080,178
                                                                   ------------
                                                                     24,255,118
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $224,261,153)                                               254,119,586
                                                                   ------------
PREFERRED STOCK -- 0.3%
NETHERLANDS
Ballast Nedam N.V                              39,000                   856,280
                                                                   ------------
  (Cost $1,766,569)

CURRENCY -- 0.0%
Euro Currency                                       2                         2
  (Cost $3)                                                        ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

COUPON                                           PAR
 RATE                              MATURITY     (000)             VALUE(DAGGER)
------                             --------     -----             -------------
U.S. TREASURY OBLIGATIONS -- 6.8%
U.S. Treasury Bills
    3.550%                         01/20/00   $ 1,247              $  1,244,697
    4.620%                         01/20/00       357                   356,141
    4.930%                         01/20/00     2,303                 2,296,095
    5.030%                         01/20/00       359                   358,060
    5.250%                         01/20/00     2,745                 2,737,495
    5.270%                         01/20/00    11,668                11,635,978
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $18,628,466)                                                 18,628,466
                                                                   ------------

                                               SHARES
                                               ------
TEMPORARY INVESTMENTS -- 0.0%
Provident Institutional Funds - TempCash
  (Cost $2,299)                                 2,299                     2,299
                                                                   ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $244,658,490)                                               273,606,633
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Dividends receivable and other assets                                   597,081
Receivable for securities sold                                        1,384,799
Receivable for capital stock sold                                       473,054
Payable for capital stock redeemed                                     (289,546)
Accrued expenses                                                       (350,112)
                                                                   ------------
                                                                      1,815,276
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 17,171,225 Institutional Shares,
  159,247 N Shares and 340 A Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                         $275,421,909
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($272,886,067/17,171,225)                                        $15.89
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
   ($2,530,439/159,247)                                                  $15.89
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($5,403/340)                                         $15.89
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($15.89/0.945) (NOTE 5)                                    $16.81
                                                                         ======

-------------------
(DAGGER)See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.
84

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK -- 96.6%
ARGENTINA -- 0.9%
Telecom Argentina  S.A. ADR                    10,000               $   342,500
                                                                    -----------
BRAZIL -- 10.3%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                            11,500                   371,594
Companhia Energetica de Minas Gerais
  S.A. ADR                                     11,500                   259,686
Companhia Vale do Rio Doce ADR                 16,100                   448,841
Embratel Participacoes S.A. ADR                26,000                   708,500
Petroleo Brasileiro S.A. ADR                   26,900                   689,931
Tele Sudeste Celular Participacoes S.A. ADR    17,100                   663,694
Telecomunicacoes Brasileiras S.A. ADR           4,500                   578,250
Usinas Siderurgicas de Minas Gerais S.A.       42,500                   230,556
                                                                    -----------
                                                                      3,951,052
                                                                    -----------
CHILE -- 1.0%
Compania de Telecomunicaciones de Chile
  S.A. ADR                                     21,863                   399,000
                                                                    -----------
CHINA -- 2.0%
Huaneng Power International, Inc. ADR*         25,000                   264,062
Shanghai Petrochemical Co., Ltd.            3,250,000                   510,066
                                                                    -----------
                                                                        774,128
                                                                    -----------
CROATIA -- 1.2%
Pliva D.D. GDR                                 35,000                   465,871
                                                                    -----------
CZECH REPUBLIC -- 1.2%
Komercni Banka A.S. GDR*                       83,798                   445,805
                                                                    -----------
GREECE -- 1.0%
Hellenic Telecommunications Organization
  (OTE) S.A                                    17,000                   403,985
                                                                    -----------
HONG KONG -- 6.4%
HSBC Holdings P.L.C                            31,200                   437,486
Hutchison Whampoa, Ltd.                        46,000                   668,682
Jardine Matheson Holdings, Ltd.                32,200                   126,868
Smartone Telecommunications Holdings,
  Ltd                                         108,000                   521,001
Varitronix International, Ltd.                165,000                   379,945
Wing Hang Bank, Ltd.                           93,000                   318,235
                                                                    -----------
                                                                      2,452,217
                                                                    -----------
HUNGARY -- 4.5%
BorsodChem Rt                                  12,500                   504,291
EGIS Rt                                        17,800                   704,734
Magyar Tavkozlesi Rt. ADR                      14,200                   511,200
                                                                    -----------
                                                                      1,720,225
                                                                    -----------
INDIA -- 3.0%
Bajaj Auto, Ltd. GDR                           36,000                   342,000
BSES, Ltd. GDR                                 20,500                   261,580
Mahanagar Telephone Nigam, Ltd. GDR*           50,000                   562,500
                                                                    -----------
                                                                      1,166,080
                                                                    -----------


                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
INDONESIA -- 3.5%
PT Indofood Sukses Makmur TBK*                310,000               $   388,193
PT Indosat ADR                                 17,000                   367,625
PT Ramayana Lestari Sentosa TBK               450,000                   379,964
PT Semen Gresik (Persero) TBK                 145,000                   229,821
                                                                    -----------
                                                                      1,365,603
                                                                    -----------
ISRAEL -- 3.2%
ECI Telecom, Ltd.                              12,500                   395,312
Koor Industries, Ltd. ADR                      20,000                   400,000
Teva Pharmaceutical Industries, Ltd. ADR        6,000                   429,000
                                                                    -----------
                                                                      1,224,312
                                                                    -----------
KOREA -- 12.0%
Hyundai Electronics Industries Co., Ltd        26,000                   551,827
Kookmin Bank GDR                               33,013                   479,349
Korea Electric Power Corp. ADR                 23,000                   385,250
Korea Telecom Corp. ADR*                       11,100                   829,725
Pohang Iron & Steel Co., Ltd. ADR               5,700                   199,500
Samsung Electronics Co., Ltd. GDR               6,550                   800,737
SK Telecom Co., Ltd. ADR                       35,727                 1,371,008
                                                                    -----------
                                                                      4,617,396
                                                                    -----------
MALAYSIA -- 7.0%
Commerce Asset Holdings BHD                   120,000                   307,891
Malakoff BHD                                   90,000                   236,839
Malayan Banking BHD                           116,000                   412,100
Perusahaan Otomobil Nasional BHD              160,000                   311,575
Road Builder (M) Holdings BHD                 686,000                 1,001,908
Technology Resources Industries BHD           695,000                   429,797
                                                                    -----------
                                                                      2,700,110
                                                                    -----------
MEXICO -- 7.5%
Cemex S.A. de C.V. - ADR*                      20,172                   562,294
Cifra S.A. de C.V. - V ADR*                    22,000                   440,926
Grupo Financiero Banamex Accival S.A.
  de C.V. - O                                 137,000                   549,446
Grupo Mexico S.A. - B*                        103,000                   510,380
Telefonos de Mexico S.A. ADR                    4,600                   517,500
Tubos de Acero de Mexico S.A. ADR*             22,000                   298,375
                                                                    -----------
                                                                      2,878,921
                                                                    -----------
PERU -- 1.7%
Credicorp, Ltd.                                32,000                   384,000
Southern Peru Copper Corp., Ltd.               18,000                   277,875
                                                                    -----------
                                                                        661,875
                                                                    -----------
PHILIPPINES -- 4.0%
Digital Telecommunications Philippines,
  Inc.*                                     5,800,000                   201,489
Metropolitan Bank & Trust Co.                  53,064                   381,850
Philippine Long Distance Telephone Co. ADR     18,400                   476,100
Philippine National Bank*                      58,320                   137,479
SM Prime Holdings, Inc.                     1,875,000                   353,598
                                                                    -----------
                                                                      1,550,516
                                                                    -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SHARES             VALUE(DAGGER)
                                               ------             -------------
COMMON STOCK (CONTINUED)
POLAND -- 3.4%
Budimex S.A.*                                  43,000               $   296,372
Stomil Olsztyn S.A                             70,000                   436,759
Telekomunikacja Polska S.A. GDR*               91,000                   580,125
                                                                    -----------
                                                                      1,313,256
                                                                    -----------
RUSSIA -- 6.5%
Irkutskenergo ADR                              30,000                   112,500
Lukoil Holding ADR                              9,000                   468,000
Rostelecom ADR*                                58,500                   987,188
Surgutneftegaz ADR                             53,900                   916,300
                                                                    -----------
                                                                      2,483,988
                                                                    -----------
SINGAPORE -- 4.7%
Asia Pulp & Paper Co., Ltd. ADR*               23,500                   185,063
City Developments, Ltd.                        50,000                   292,705
DBS Group Holdings, Ltd.                       34,890                   571,899
Neptune Orient Lines, Ltd.                    200,000                   267,787
United Overseas Bank                           54,912                   484,663
                                                                    -----------
                                                                      1,802,117
                                                                    -----------
SLOVAKIA -- 1.6%
Slovakofarma A.S. GDR                         124,200                   331,614
Slovenske Energeticke Stroja*                  18,328                    47,855
Slovnaft A.S                                    9,200                   131,028
Vychodoslovenske Zeleziarne A.S.*              30,000                   102,543
                                                                    -----------
                                                                        613,040
                                                                    -----------
SOUTH AFRICA -- 3.0%
Edgars Consolidated Stores, Ltd.               20,000                   255,402
Old Mutual P.L.C.*                            200,000                   544,356
Standard Bank Investment Corp., Ltd.           85,500                   354,919
                                                                    -----------
                                                                      1,154,677
                                                                    -----------
THAILAND -- 6.2%
Advanced Information Service Public Co.,
  Ltd.*                                        36,000                   604,062
Bangkok Bank Public Co., Ltd.*                178,000                   448,958
Bank of Ayudhya Public Co., Ltd.*             955,000                   405,682
Land & House Public Co., Ltd.                 240,000                   227,798
Thai Farmers Bank Public Co., Ltd.*           420,000                   702,509
                                                                    -----------
                                                                      2,389,009
                                                                    -----------
VENEZUELA -- 0.8%
Mavesa S.A. ADR                                96,700                   296,144
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $26,019,992)                                                 37,171,827
                                                                    -----------
RIGHTS & WARRANTS -- 0.0%
Cemex S.A. de C.V. - ADR* (Cost $2,205)         1,260                     5,198
                                                                    -----------


COUPON                                           PAR
 RATE                              MATURITY     (000)             VALUE(DAGGER)
------                             --------     -----             -------------
U.S. TREASURY OBLIGATIONS -- 3.4%
U.S. Treasury Bills
    3.500%                         01/20/00    $  142               $   141,738
    5.150%                         01/20/00        10                     9,973
    5.180%                         01/20/00        35                    34,904
    5.200%                         01/20/00     1,127                 1,123,907
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,310,522)                                                   1,310,522
                                                                    -----------

                                               SHARES
                                               ------
TEMPORARY INVESTMENTS -- 0.0%
Provident Institutional Funds - TempCash
  (Cost $2,535)                                 2,535                     2,535
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $27,335,254)                                                 38,490,082
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 0.0%
Dividends receivable and other assets                                    59,670
Receivable for capital stock sold                                        92,000
Payable for capital stock redeemed                                     (100,000)
Accrued expenses                                                        (59,732)
                                                                    -----------
                                                                         (8,062)
                                                                    -----------
NET ASSETS -- 100.0%
Applicable to 3,958,420 Institutional Shares,
  33,605 N Shares and 571 A shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                          $38,482,020
                                                                    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($38,154,502/3,958,420)                                                $ 9.64
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N  SHARE
  ($322,047/33,605)                                                      $ 9.58
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($5,471/571)                                         $ 9.58
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($9.58/0.945) (NOTE 5)                                     $10.14
                                                                         ======

-------------------
(DAGGER)See Note 2a to the Financial Statements.
*  Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.
86

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                 MONEY MARKET FUNDS
                                      --------------------------------------

                                       GOVERNMENT     MONEY      TAX-EXEMPT
                                       MONEY FUND     FUND       MONEY FUND
                                      -----------  ------------  -----------
INVESTMENT INCOME:
  Interest .......................... $25,791,449  $141,384,123  $25,339,847
  Dividends .........................          --            --           --
  Foreign taxes withheld ............          --            --           --
                                      -----------  ------------  -----------
    Total investment income .........  25,791,449   141,384,123   25,339,847
                                      -----------  ------------  -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..     542,580     2,668,708      819,216
  Rule 12b-1 fee (Note 4) ...........     282,710       943,858      230,196
  Shareholder services fee (Note 4) .     706,776     2,359,645      565,358
  Commitment fee (Note 9) ...........         489         3,040          785
  Transfer agency fee (Note 3) ......      82,983       313,364       89,422
  Administration fee (Note 3) .......     436,115     2,283,155      677,524
  Custodian fee (Note 3) ............      49,743       238,278       83,195
  Directors' fees and expenses ......      14,277        81,936       24,046
  Audit fee .........................      14,935        76,607       21,177
  Legal fee .........................       9,306        55,095       14,718
  Amortization of organization
    expenses (Note 2f) ..............          --            --           --
  Reports to shareholders ...........      16,588       107,594       25,568
  Registration fees .................      39,674       250,745       32,528
  Miscellaneous .....................      18,498       117,246       39,836
                                      -----------  ------------  -----------
    Total expenses ..................   2,214,674     9,499,271    2,623,569
                                      -----------  ------------  -----------
  Less fee waivers and expense
    reimbursements (Notes 3,4) ......    (243,499)   (1,267,814)     (79,145)
                                      -----------  ------------  -----------
    Net expenses ....................   1,971,175     8,231,457    2,544,424
                                      -----------  ------------  -----------
    NET INVESTMENT INCOME/(LOSS) ....  23,820,274   133,152,666   22,795,423
                                      -----------  ------------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS)  ON INVESTMENTS
  (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .........     (83,237)      (14,571)      (8,480)
    Futures contracts ...............          --            --           --
    Foreign currency transactions ...          --            --           --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments .....................          --            --           --
    Futures contracts ...............          --            --           --
    Foreign currency transactions ...          --            --           --
                                      -----------  ------------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS ........     (83,237)      (14,571)      (8,480)
                                      -----------  ------------  -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ................... $23,737,037  $133,138,095  $22,786,943
                                      ===========  ============  ===========

                                                                        FIXED INCOME FUNDS
                                      ---------------------------------------------------------------------------------
                                         SHORT/                   INTERMEDIATE  INTERMEDIATE                CONVERTIBLE
                                      INTERMEDIATE      BOND      GOVERNMENT    TAX-EXEMPT     TAX-EXEMPT    SECURITIES
                                          FUND          FUND         FUND          FUND            FUND         FUND
                                      ------------  ------------  ------------  ------------  ------------  -----------
INVESTMENT INCOME:
  Interest .......................... $ 21,445,235  $ 12,502,919   $ 6,406,246   $ 9,743,025  $  8,180,288  $   796,783
  Dividends .........................           --            --            --            --            --    1,430,915
  Foreign taxes withheld ............           --            --            --            --            --           --
                                      ------------  ------------   -----------   -----------  ------------  -----------
    Total investment income .........   21,445,235    12,502,919     6,406,246     9,743,025     8,180,288    2,227,698
                                      ------------  ------------   -----------   -----------  ------------  -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..    2,297,876     1,194,357       669,469     1,236,094       953,658      335,222
  Rule 12b-1 fee (Note 4) ...........          154            43           345            --            --           --
  Shareholder services fee (Note 4) .       17,408         8,646        10,062         6,210         3,108          964
  Commitment fee (Note 9) ...........          301           161            97           181           128           50
  Transfer agency fee (Note 3) ......       50,374        46,886        51,627        20,602        16,694       12,265
  Administration fee (Note 3) .......      503,868       292,757       171,256       311,340       240,107       72,356
  Custodian fee (Note 3) ............       39,844        26,566        15,629        29,657        28,667       10,468
  Directors' fees and expenses ......       10,009         5,153         3,012         5,887         4,892        1,455
  Audit fee .........................        9,081         5,537         2,976         6,105         4,360        1,324
  Legal fee .........................        5,762         3,196         1,822         3,536         2,717          865
  Amortization of organization
    expenses (Note 2f) ..............           --         3,996         4,015         3,996         3,996        4,015
  Reports to shareholders ...........       14,731         9,998         4,371         9,710         7,172        3,176
  Registration fees .................       40,735        37,006        28,273        29,913        29,581       30,597
  Miscellaneous .....................       31,855        22,014        11,366        23,770        23,688        9,820
                                      ------------  ------------   -----------   -----------  ------------  -----------
    Total expenses ..................    3,021,998     1,656,316       974,320     1,687,001     1,318,768      482,577
                                      ------------  ------------   -----------   -----------  ------------  -----------
  Less fee waivers and expense
    reimbursements (Notes 3,4) ......   (1,034,828)     (545,150)     (448,943)     (249,836)     (199,578)     (41,036)
                                      ------------  ------------   -----------   -----------  ------------  -----------
    Net expenses ....................    1,987,170     1,111,166       525,377     1,437,165     1,119,190      441,541
                                      ------------  ------------   -----------   -----------  ------------  -----------
    NET INVESTMENT INCOME/(LOSS) ....   19,458,065    11,391,753     5,880,869     8,305,860     7,061,098    1,786,157
                                      ------------  ------------   -----------   -----------  ------------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS)  ON INVESTMENTS
  (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .........   (3,479,422)   (3,485,945)     (963,864)   (3,466,285)   (3,563,951)    (400,310)
    Futures contracts ...............     (285,532)     (646,563)      (95,157)           --            --           --
    Foreign currency transactions ...           --            --            --            --            --           --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments .....................  (13,110,314)   (8,720,194)   (5,723,108)   (5,640,837)   (8,423,471)  12,151,002
    Futures contracts ...............        9,734      (215,475)        3,555            --            --           --
    Foreign currency transactions ...           --            --            --            --            --           --
                                      ------------  ------------   -----------   -----------  ------------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS ........  (16,865,534)  (13,068,177)   (6,778,574)   (9,107,122)  (11,987,422)  11,750,692
                                      ------------  ------------   -----------   -----------  ------------  -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ................... $  2,592,531  $ (1,676,424)  $  (897,705)  $  (801,262) $ (4,926,324) $13,536,849
                                      ============  ============   ===========   ===========  ============  ===========

                                                          EQUITY FUNDS
                                      -----------------------------------------------------
                                                        EQUITY                  SMALL-CAP
                                          EQUITY        INCOME      GROWTH     OPPORTUNITY
                                           FUND          FUND        FUND          FUND
                                      -------------  ----------  -----------  ------------
INVESTMENT INCOME:
  Interest .......................... $     567,846  $  243,657   $  188,626  $    691,648
  Dividends .........................     8,511,458   1,085,105    1,403,524     1,603,700
  Foreign taxes withheld ............            --          --           --            --
                                      -------------  ----------  -----------  ------------
    Total investment income .........     9,079,304   1,328,762    1,592,150     2,295,348
                                      -------------  ----------  -----------  ------------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..     5,312,875     518,808    1,530,500     3,288,396
  Rule 12b-1 fee (Note 4) ...........           253         600        1,129            39
  Shareholder services fee (Note 4) .        61,972      11,989       19,109        12,038
  Commitment fee (Note 9) ...........           597          84          185           417
  Transfer agency fee (Note 3) ......       121,208      31,158       48,500        54,319
  Administration fee (Note 3) .......     1,159,792     126,972      270,868       507,905
  Custodian fee (Note 3) ............       108,324      16,262       23,714        45,529
  Directors' fees and expenses ......        23,584       1,998        4,825         9,125
  Audit fee .........................        20,613       2,300        5,038         9,907
  Legal fee .........................        12,622       1,372        3,127         6,363
  Amortization of organization
    expenses (Note 2f) ..............            --       3,996        3,996         3,996
  Reports to shareholders ...........        41,918       2,448        8,608        14,951
  Registration fees .................        44,621      34,864       36,372        29,729
  Miscellaneous .....................        36,971       6,421        9,013        21,198
                                      -------------  ----------  -----------  ------------
    Total expenses ..................     6,945,350     759,272    1,964,984     4,003,912
                                      -------------  ----------  -----------  ------------
  Less fee waivers and expense
    reimbursements (Notes 3,4) ......       (21,643)    (57,410)     (74,135)      (45,774)
                                      -------------  ----------  -----------  ------------
    Net expenses ....................     6,923,707     701,862    1,890,849     3,958,138
                                      -------------  ----------  -----------  ------------
    NET INVESTMENT INCOME/(LOSS) ....     2,155,597     626,900     (298,699)   (1,662,790)
                                      -------------  ----------  -----------  ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS)  ON INVESTMENTS
  (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .........    84,682,656   2,069,010    8,358,292    44,920,374
    Futures contracts ...............            --          --           --            --
    Foreign currency transactions ...            --          --           --            --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments .....................  (102,737,691)  4,671,318   18,642,080    83,019,598
    Futures contracts ...............            --          --           --            --
    Foreign currency transactions ...            --          --           --            --
                                      -------------  ----------  -----------  ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS ........   (18,055,035)  6,740,328   27,000,372   127,939,972
                                      -------------  ----------  -----------  ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ................... $ (15,899,438) $7,367,228  $26,701,673  $126,277,182
                                      =============  ==========  ===========  ============

                                                                 EQUITY FUNDS
                                      -----------------------------------------------------------------
                                       SMALL-CAP                                             EMERGING
                                         VALUE        INDEX       BALANCED   INTERNATIONAL    MARKETS
                                         FUND          FUND         FUND         FUND          FUND
                                      -----------  -----------  -----------  -------------  -----------
INVESTMENT INCOME:
  Interest .......................... $   259,946  $ 1,222,037  $ 1,486,635    $   378,516  $    62,288
  Dividends .........................   1,496,570    5,717,647      295,642      5,160,631      377,873
  Foreign taxes withheld ............          --           --           --       (418,495)     (32,154)
                                      -----------  -----------  -----------    -----------  -----------
    Total investment income .........   1,756,516    6,939,684    1,782,277      5,120,652      408,007
                                      -----------  -----------  -----------    -----------  -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..   1,029,786    1,166,714      287,180      2,440,532      334,341
  Rule 12b-1 fee (Note 4) ...........           8           --          187              7            4
  Shareholder services fee (Note 4) .       1,580       48,245        6,284          5,917          404
  Commitment fee (Note 9) ...........         114          555           24            267           37
  Transfer agency fee (Note 3) ......      23,326       72,964       49,193         45,158        9,924
  Administration fee (Note 3) .......     199,620      698,724       87,918        379,956       48,270
  Custodian fee (Note 3) ............      23,845       73,271       36,711        157,140       33,075
  Directors' fees and expenses ......       3,468       12,931        1,492          6,665          692
  Audit fee .........................       4,020       14,091        1,311          6,807          858
  Legal fee .........................       2,208        8,925          694          4,374          527
  Amortization of organization
    expenses (Note 2f) ..............       4,015        3,996        4,015          3,996           --
  Reports to shareholders ...........       4,197       14,099        1,516         10,903          894
  Registration fees .................      39,394       25,972       28,858         40,062       30,153
  Miscellaneous .....................      10,389       32,795       17,794         54,622       12,817
                                      -----------  -----------  -----------    -----------  -----------
    Total expenses ..................   1,345,970    2,173,282      523,177      3,156,406      471,996
                                      -----------  -----------  -----------    -----------  -----------
  Less fee waivers and expense
    reimbursements (Notes 3,4) ......     (70,026)     (24,950)     (95,512)       (21,073)     (17,000)
                                      -----------  -----------  -----------    -----------  -----------
    Net expenses ....................   1,275,944    2,148,332      427,665      3,135,333      454,996
                                      -----------  -----------  -----------    -----------  -----------
    NET INVESTMENT INCOME/(LOSS) ....     480,572    4,791,352    1,354,612      1,985,319      (46,989)
                                      -----------  -----------  -----------    -----------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS)  ON INVESTMENTS
  (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .........   5,694,453    6,347,562    1,941,125      8,719,282   (1,311,774)
    Futures contracts ...............          --    2,353,754      (64,718)            --           --
    Foreign currency transactions ...          --           --           --       (552,497)     (49,737)
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments .....................  (7,254,403)  74,310,871   (5,247,068)    47,264,349   15,424,629
    Futures contracts ...............          --      538,512      (16,104)            --           --
    Foreign currency transactions ...          --           --           --       (124,004)        (427)
                                      -----------  -----------  -----------    -----------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS ........  (1,559,950)  83,550,699   (3,386,765)    55,307,130   14,062,691
                                      -----------  -----------  -----------    -----------  -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ................... $(1,079,378) $88,342,051  $(2,032,153)   $57,292,449  $14,015,702
                                      ===========  ===========  ===========    ===========  ===========

                       See Notes to Financial Statements.

                                    88 & 89

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                 MONEY MARKET FUNDS
                                     ------------------------------------------

                                      GOVERNMENT       MONEY        TAX-EXEMPT
                                      MONEY FUND        FUND        MONEY FUND
                                     ------------  --------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ........................... $ 23,820,274  $  133,152,666  $ 22,795,423
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................      (83,237)        (14,571)       (8,480)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .....................           --              --            --
                                     ------------  --------------  ------------
Increase/(decrease) in net
  assets from operations ...........   23,737,037     133,138,095    22,786,943
                                     ------------  --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............  (10,862,051)    (87,629,089)  (16,650,333)
  N Shares .........................  (12,960,971)    (45,541,649)   (6,171,544)
  A Shares .........................           --              --            --
                                     ------------  --------------  ------------
Total distributions from net
  investment income ................  (23,823,022)   (133,170,738)  (22,821,877)
                                     ------------  --------------  ------------
Net realized gains on investments:
  Institutional Shares .............           --              --            --
  N Shares .........................           --              --            --
  A Shares .........................           --              --            --
                                     ------------  --------------  ------------
Total distributions from net
  realized gains ...................           --              --            --
                                     ------------  --------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Shares .............   48,268,284     692,887,146   (90,740,792)
  N Shares .........................   41,109,261     175,713,617    36,026,633
  A Shares .........................           --              --            --
                                     ------------  --------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .....................   89,377,545     868,600,763   (54,714,159)
                                     ------------  --------------  ------------
Total increase/(decrease) in
  net assets .......................   89,291,560     868,568,120   (54,749,093)
NET ASSETS:
Beginning of period ................  410,880,087   2,269,382,968   810,867,876
                                     ------------  --------------  ------------
End of period ...................... $500,171,647  $3,137,951,088  $756,118,783
                                     ============  ==============  ============

                                                                     FIXED INCOME FUNDS
                                      ---------------------------------------------------------------------------------
                                         SHORT/                   INTERMEDIATE  INTERMEDIATE                CONVERTIBLE
                                      INTERMEDIATE      BOND       GOVERNMENT    TAX-EXEMPT    TAX-EXEMPT    SECURITIES
                                          FUND          FUND          FUND          FUND          FUND          FUND
                                      ------------  ------------  ------------  ------------  ------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $ 19,458,065  $ 11,391,753   $ 5,880,869   $ 8,305,860  $  7,061,098  $ 1,786,157
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................    (3,764,954)   (4,132,508)   (1,059,021)   (3,466,285)   (3,563,951)    (400,310)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .....................   (13,100,580)   (8,935,669)   (5,719,553)   (5,640,837)   (8,423,471)  12,151,002
                                      ------------  ------------  ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets from operations ...........     2,592,531    (1,676,424)     (897,705)     (801,262)   (4,926,324)  13,536,849
                                      ------------  ------------  ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............   (19,057,130)  (11,182,941)   (5,651,817)   (8,209,955)   (7,009,225)  (1,766,281)
  N Shares .........................      (397,304)     (207,777)     (221,857)      (95,905)      (52,810)     (13,203)
  A Shares .........................        (3,631)       (1,035)       (7,633)           --            --           --
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total distributions from net
  investment income ................   (19,458,065)  (11,391,753)   (5,881,307)   (8,305,860)   (7,062,035)  (1,779,484)
                                       ------------ ------------  ------------  ------------  ------------  -----------
Net realized gains on investments:
  Institutional Shares .............      (493,108)     (153,120)           --      (250,099)           --     (235,013)
  N Shares .........................       (11,729)       (3,060)           --        (3,976)           --       (1,676)
  A Shares .........................            --           (14)           --            --            --           --
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total distributions from net
  realized gains ...................      (504,837)     (156,194)           --      (254,075)           --     (236,689)
                                      ------------  ------------  ------------  ------------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Shares .............   (22,064,925)  (13,276,264)   (2,279,998)  (39,066,468)  (31,141,291)  (8,730,723)
  N Shares .........................     3,261,084     2,143,961     2,990,637     1,996,099       296,042     (120,046)
  A Shares .........................       143,020        27,521       241,243            --            --           --
                                      ------------  ------------  ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions .....................   (18,660,821)  (11,104,782)      951,882   (37,070,369)  (30,845,249)  (8,850,769)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total increase/(decrease) in
  net assets .......................   (36,031,192)  (24,329,153)   (5,827,130)  (46,431,566)  (42,833,608)   2,669,907
NET ASSETS:
Beginning of period ................   341,672,701   186,397,437   105,288,316   226,987,114   169,969,488   49,805,258
                                      ------------  ------------  ------------  ------------  ------------  -----------
End of period ......................  $305,641,509  $162,068,284  $ 99,461,186  $180,555,548  $127,135,880  $52,475,165
                                      ============  ============  ============  ============  ============  ===========

                                                           EQUITY FUNDS
                                      ------------------------------------------------------
                                                       EQUITY                    SMALL-CAP
                                         EQUITY        INCOME       GROWTH     OPPORTUNITY
                                          FUND          FUND         FUND          FUND
                                      ------------  -----------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $  2,155,597   $  626,900    $ (298,699) $ (1,662,790)
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................    84,682,656    2,069,010     8,358,292    44,920,374
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .....................  (102,737,691)   4,671,318    18,642,080    83,019,598
                                      ------------  -----------  ------------  ------------
Increase/(decrease) in net
  assets from operations ...........   (15,899,438)   7,367,228    26,701,673   126,277,182
                                      ------------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............    (2,195,341)    (611,218)           --            --
  N Shares .........................       (19,493)     (32,230)           --            --
  A Shares .........................            (8)      (1,496)           --            --
                                      ------------  -----------  ------------  ------------
Total distributions from net
  investment income ................    (2,214,842)    (644,944)           --            --
                                      ------------  -----------  ------------  ------------
Net realized gains on investments:
  Institutional Shares .............   (84,435,865)  (2,151,661)   (8,366,532)  (13,372,427)
  N Shares .........................    (2,834,040)    (150,109)     (384,693)     (193,389)
  A Shares .........................       (17,669)      (9,980)      (27,793)         (841)
                                      ------------  -----------  ------------  ------------
Total distributions from net
  realized gains ...................   (87,287,574)  (2,311,750)   (8,779,018)  (13,566,657)
                                      ------------  -----------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Shares .............  (159,292,310)  13,099,734    20,439,681    24,179,345
  N Shares .........................    (6,053,049)   1,138,378      (665,223)     (165,827)
  A Shares .........................       178,647      431,881       676,160        21,336
                                      ------------  -----------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .....................  (165,166,712)  14,669,993    20,450,618    24,034,854
                                      ------------  -----------  ------------  ------------
Total increase/(decrease) in
  net assets .......................  (270,568,566)  19,080,527    38,373,273   136,745,379
NET ASSETS:
Beginning of period ................   870,168,813   65,931,514   152,419,801   301,751,109
                                      ------------  -----------  ------------  ------------
End of period ......................  $599,600,247  $85,012,041  $190,793,074  $438,496,488
                                      ============  ===========  ============  ============

                                                                   EQUITY FUNDS
                                      --------------------------------------------------------------------
                                       SMALL-CAP                                                EMERGING
                                         VALUE         INDEX        BALANCED    INTERNATIONAL    MARKETS
                                          FUND          FUND          FUND           FUND         FUND
                                      ------------  ------------  ------------  -------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $    480,572   $ 4,791,352  $  1,354,612   $  1,985,319    $ (46,989)
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................     5,694,453     8,701,316     1,876,407      8,166,785   (1,361,511)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .....................    (7,254,403)   74,849,383    (5,263,172)    47,140,345   15,424,202
                                      ------------  ------------  ------------   ------------  -----------
Increase/(decrease) in net
  assets from operations ...........    (1,079,378)   88,342,051    (2,032,153)    57,292,449   14,015,702
                                      ------------  ------------  ------------   ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............      (471,898)   (4,643,060)   (1,278,030)    (1,446,544)     (61,668)
  N Shares .........................        (1,307)     (157,779)      (70,678)        (3,585)        (483)
  A Shares .........................           (19)           --        (1,872)            (8)          (9)
                                      ------------  ------------  ------------   ------------  -----------
Total distributions from net
  investment income ................      (473,224)   (4,800,839)   (1,350,580)    (1,450,137)     (62,160)
                                      ------------  ------------  ------------   ------------  -----------
Net realized gains on investments:
  Institutional Shares .............    (1,769,690)   (8,964,827)   (2,411,834)            --           --
  N Shares .........................        (9,205)     (394,221)     (240,444)            --           --
  A Shares .........................           (50)           --        (8,424)            --           --
                                      ------------  ------------  ------------   ------------  -----------
Total distributions from net
  realized gains ...................    (1,778,945)   (9,359,048)   (2,660,702)            --           --
                                      ------------  ------------  ------------   ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Shares .............   (24,643,797)  116,030,603   (28,484,146)    23,375,187    5,215,893
  N Shares .........................        96,785     7,244,370       341,828         95,327      174,568
  A Shares .........................        11,396            --        96,829          4,762        4,289
                                      ------------  ------------  ------------   ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions .....................   (24,535,616)  123,274,973   (28,045,489)    23,475,276    5,394,750
                                      ------------  ------------  ------------   ------------  -----------
Total increase/(decrease) in
  net assets .......................   (27,867,163)  197,457,137   (34,088,924)    79,317,588   19,348,292
NET ASSETS:
Beginning of period ................   144,165,709   376,294,662    58,355,171    196,104,321   19,133,728
                                      ------------  ------------  ------------   ------------  -----------
End of period ......................  $116,298,546  $573,751,799  $ 24,266,247   $275,421,909  $38,482,020
                                      ============  ============  ============   ============  ===========

                       See Notes to Financial Statements.

                                    90 & 91

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                 MONEY MARKET FUNDS
                                      ------------------------------------------

                                       GOVERNMENT        MONEY       TAX-EXEMPT
                                       MONEY FUND        FUND        MONEY FUND
                                      ------------  --------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $ 19,791,893  $  100,470,937  $ 27,605,102
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................         2,820          12,255        24,082
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign  currency
  transactions .....................            --              --            --
                                      ------------  --------------  ------------
Increase/(decrease) in net
  assets  from operations ..........    19,794,713  100,483,192       27,629,184
                                      ------------  --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............    (6,041,082)    (62,505,055)  (21,145,766)
  N Shares .........................   (13,750,811)    (37,965,882)   (6,459,336)
                                      ------------  --------------  ------------
Total distributions from net
  investment income ................   (19,791,893)   (100,470,937)  (27,605,102)
                                      ------------  --------------  ------------
Net realized gains on investments:
  Institutional Shares .............            --              --            --
  N Shares .........................            --              --            --
                                      ------------  --------------  ------------
Total distributions from net
  realized gains ...................            --              --            --
                                      ------------  --------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional  Shares ............    98,313,647     363,757,602   108,749,809
  N Shares .........................       999,760     199,717,848   (18,963,018)
                                      ------------  --------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .....................    99,313,407     563,475,450    89,786,791
                                      ------------  --------------  ------------
Total increase/(decrease) in
  net assets .......................    99,316,227     563,487,705    89,810,873
NET ASSETS:
Beginning of period ................   311,563,860   1,705,895,263   721,057,003
                                      ------------  --------------  ------------
End of period ......................  $410,880,087  $2,269,382,968  $810,867,876
                                      ============  ==============  ============



                                                                     FIXED INCOME FUNDS
                                      ---------------------------------------------------------------------------------
                                         SHORT/                   INTERMEDIATE  INTERMEDIATE                CONVERTIBLE
                                      INTERMEDIATE      BOND       GOVERNMENT    TAX-EXEMPT    TAX-EXEMPT   SECURITIES
                                          FUND          FUND          FUND          FUND          FUND          FUND
                                      ------------  ------------  ------------  ------------  ------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $ 19,308,141  $ 10,034,741  $  6,103,445  $  7,706,236 $   7,432,575  $ 2,108,992
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................     2,908,410     1,428,165       927,189     2,440,207     2,660,619    3,966,042
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign  currency
  transactions .....................        24,109       121,675       705,013      (737,737)   (1,763,510)  (7,187,746)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets  from operations ..........    22,240,660    11,584,581     7,735,647     9,408,706     8,329,684   (1,112,712)
                                      ------------  ------------  ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............   (19,005,088)   (9,928,728)   (6,033,054)   (7,676,693)   (7,400,695)  (2,120,236)
  N Shares .........................      (304,649)     (106,013)      (71,099)      (29,543)      (31,880)     (12,532)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total distributions from net
  investment income ................   (19,309,737)  (10,034,741)   (6,104,153)   (7,706,236)   (7,432,575)  (2,132,768)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains on investments:
  Institutional Shares .............      (187,644)   (1,788,220)     (988,975)   (2,830,031)   (3,079,610)  (5,044,777)
  N Shares .........................        (2,526)      (24,732)      (19,423)      (11,893)      (16,541)     (39,249)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total distributions from net
  realized gains ...................      (190,170)   (1,812,952)   (1,008,398)   (2,841,924)   (3,096,151)  (5,084,026)
                                      ------------  ------------  ------------  ------------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional  Shares ............    45,429,042    43,637,130     3,180,402    34,213,507    (8,622,818)  (1,721,894)
  N Shares .........................    (1,305,356)    1,640,511     1,409,794       259,648       275,998      387,694
                                      ------------  ------------  ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions .....................    44,123,686    45,277,641     4,590,196    34,473,155    (8,346,820)  (1,334,200)
                                      ------------  ------------  ------------  ------------  ------------  -----------
Total increase/(decrease) in
  net assets .......................    46,864,439    45,014,529     5,213,292    33,333,701   (10,545,862)  (9,663,706)
NET ASSETS:
Beginning of period ................   294,808,262   141,382,908   100,075,024   193,653,413   180,515,350   59,468,964
                                      ------------  ------------  ------------  ------------  ------------  -----------
End of period ......................  $341,672,701  $186,397,437  $105,288,316  $226,987,114  $169,969,488  $49,805,258
                                      ============  ============  ============  ============  ============  ===========



                                                                 EQUITY FUNDS
                                      --------------------------------------------------------------------
                                                       EQUITY                    SMALL-CAP     SMALL-CAP
                                         EQUITY        INCOME       GROWTH      OPPORTUNITY      VALUE
                                          FUND          FUND         FUND           FUND          FUND
                                      ------------  -----------  ------------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $  5,625,779  $   645,065  $     52,778  $   (806,520) $    621,844
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................   120,355,079    1,997,487    10,398,983    (2,724,319)    1,262,177
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign  currency
  transactions .....................   (13,198,885)   8,267,199    19,871,546     4,631,841    (4,486,231)
                                      ------------  -----------  ------------  ------------  ------------
Increase/(decrease) in net
  assets  from operations ..........   112,781,973   10,909,751    30,323,307     1,101,002    (2,602,210)
                                      ------------  -----------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............    (5,466,932)    (609,709)      (46,318)           --      (641,087)
  N Shares .........................       (88,622)     (24,897)           --            --        (1,439)
                                      ------------  -----------  ------------  ------------  ------------
Total distributions from net
  investment income ................    (5,555,554)    (634,606)      (46,318)           --      (642,526)
                                      ------------  -----------  ------------  ------------  ------------
Net realized gains on investments:
  Institutional Shares .............  (130,433,776)  (1,589,832)  (10,660,807)   (1,166,482)   (3,192,531)
  N Shares .........................    (4,124,381)     (93,017)     (532,486)      (17,416)      (16,897)
                                      ------------  -----------  ------------  ------------  ------------
Total distributions from net
  realized gains ...................  (134,558,157)  (1,682,849)  (11,193,293)   (1,183,898)   (3,209,428)
                                      ------------  -----------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional  Shares ............    22,196,934   13,554,788    17,124,303    22,929,255    50,070,733
  N Shares .........................    11,615,123    2,119,058     4,305,325     2,066,357       440,834
                                      ------------  -----------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .....................    33,812,057   15,673,846    21,429,628    24,995,612    50,511,567
                                      ------------  -----------  ------------  ------------  ------------
Total increase/(decrease) in
  net assets .......................     6,480,319   24,266,142    40,513,324    24,912,716    44,057,403
NET ASSETS:
Beginning of period ................   863,688,494   41,665,372   111,906,477   276,838,393   100,108,306
                                      ------------  -----------  ------------  ------------  ------------
End of period ......................  $870,168,813  $65,931,514  $152,419,801  $301,751,109  $144,165,709
                                      ============  ===========  ============  ============  ============



                                                            EQUITY FUNDS
                                      -----------------------------------------------------
                                                                                  EMERGING
                                          INDEX       BALANCED    INTERNATIONAL   MARKETS
                                           FUND         FUND          FUND         FUND
                                      ------------  ------------  ------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...........................  $  3,790,469  $  2,006,211  $  3,007,536  $   201,940
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .....................    17,576,723     3,788,742    (8,150,129)  (5,420,986)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign  currency
  transactions .....................    61,514,412      (662,244)   (4,212,689)  (1,901,422)
                                      ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets  from operations ..........    82,881,604     5,132,709    (9,355,282)  (7,120,468)
                                      ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .............    (3,691,322)   (1,966,524)   (2,471,063)     (49,109)
  N Shares .........................       (89,257)      (56,479)      (33,387)          --
                                      ------------  ------------  ------------  -----------
Total distributions from net
  investment income ................    (3,780,579)   (2,023,003)   (2,504,450)     (49,109)
                                      ------------  ------------  ------------  -----------
Net realized gains on investments:
  Institutional Shares .............   (17,251,334)   (4,564,004)           --           --
  N Shares .........................      (625,478)     (174,321)           --           --
                                      ------------  ------------  ------------  -----------
Total distributions from net
  realized gains ...................   (17,876,812)   (4,738,325)           --           --
                                      ------------  ------------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional  Shares ............    10,993,666   (11,873,103)   34,176,338    8,164,295
  N Shares .........................     4,939,039     1,741,964       364,280       19,533
                                      ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions .....................    15,932,705   (10,131,139)   34,540,618    8,183,828
                                      ------------  ------------  ------------  -----------
Total increase/(decrease) in
  net assets .......................    77,156,918   (11,759,758)   22,680,886    1,014,251
NET ASSETS:
Beginning of period ................   299,137,744    70,114,929   173,423,435   18,119,477
                                      ------------  ------------  ------------  -----------
End of period ......................  $376,294,662  $ 58,355,171  $196,104,321  $19,133,728
                                      ============  ============  ============  ===========


                       See Notes to Financial Statements.

                                    92 & 93

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITy




     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.


                                                             MONEY MARKET FUNDS
                                     -------------------------------------------------------------------
                                          GOVERNMENT MONEY FUND                   MONEY FUND
                                     -----------=--------------------  ---------------------------------
                                          YEAR             YEAR              YEAR              YEAR
                                          ENDED            ENDED             ENDED             ENDED
                                        12/31/99         12/31/98          12/31/99           12/31/98
                                     ---------------  ---------------  ----------------  ---------------
INSTITUTIONAL SHARES:
Sold...............................  $   865,386,013  $   474,602,020  $ 12,256,892,700  $ 6,077,554,330
Issued as reinvestment of dividends          684,117          681,351        14,725,672        4,855,945
Redeemed...........................     (817,801,846)    (376,969,724)  (11,578,731,226)  (5,718,652,673)
                                     ---------------  ---------------  ----------------  ---------------
Net increase/(decrease)............  $    48,268,284  $    98,313,647  $    692,887,146  $   363,757,602
                                     ===============  ===============  ================  ===============

N SHARES:
Sold...............................  $ 1,547,547,730  $ 1,792,833,704  $  3,989,450,052  $ 3,255,287,012
Issued as reinvestment of dividends        8,807,175        9,532,140        37,745,246       28,923,116
Redeemed...........................   (1,515,245,644)  (1,801,366,084)   (3,851,481,681)  (3,084,492,280)
                                     ---------------  ---------------  ----------------  ---------------
Net increase/(decrease)............  $    41,109,261  $       999,760  $    175,713,617  $   199,717,848
                                     ===============  ===============  ================  ===============



                                             MONEY MARKET FUNDS
                                     --------------------------------
                                           TAX-EXEMPT MONEY FUND
                                      ------------------------------
                                           YEAR           YEAR
                                           ENDED          ENDED
                                          12/31/99       12/31/98
                                      -------------  ---------------
INSTITUTIONAL SHARES:
Sold...............................   $ 864,542,353  $ 1,224,139,829
Issued as reinvestment of dividends        319,324            38,515
Redeemed...........................    (955,602,469)  (1,115,428,535)
                                      -------------  ---------------
Net increase/(decrease)............   $ (90,740,792) $   108,749,809
                                      =============  ===============

N SHARES:
Sold...............................   $ 488,216,432  $   421,214,364
Issued as reinvestment of dividends      4,762,800         4,957,489
Redeemed...........................    (456,952,599)    (445,134,871)
                                      -------------  ---------------
Net increase/(decrease)............   $  36,026,633  $   (18,963,018)
                                      =============  ===============


                       See Notes to Financial Statements.
94

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                     FIXED INCOME FUNDS
                                     -----------------------------------------------------------------------------------
                                                SHORT/                                              INTERMEDIATE
                                             INTERMEDIATE                    BOND                    GOVERNMENT
                                                 FUND                        FUND                       FUND
                                     ---------------------------  --------------------------  --------------------------
                                         YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                       12/31/99      12/31/98      12/31/99       12/31/98      12/31/99      12/31/98
                                     -------------  ------------  ------------  ------------  ------------  ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold................................ $ 105,385,876  $ 98,262,177  $ 64,959,480  $ 62,185,154  $ 18,530,922  $ 29,218,220
Issued as reinvestment of dividends      2,903,918     2,067,037     4,806,720     5,589,291     5,031,977     6,595,979
Redeemed............................  (130,354,719)  (54,900,172)  (83,042,464)  (24,137,315)  (25,842,897)  (32,633,797)
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)............. $ (22,064,925) $ 45,429,042  $(13,276,264) $ 43,637,130  $ (2,279,998) $  3,180,402
                                     =============  ============  ============  ============  ============  ============
N SHARES:
Sold................................ $   8,556,052  $  3,387,231  $  3,099,969  $  2,490,267  $  3,886,237  $  1,369,151
Issued as reinvestment of dividends        306,482       232,605       154,988        75,997       210,329        87,003
Redeemed............................    (5,601,450)   (4,925,192)   (1,110,996)     (925,753)   (1,105,929)      (46,360)
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease).............  $  3,261,084  $ (1,305,356) $  2,143,961  $  1,640,511  $  2,990,637  $  1,409,794
                                     =============  ============  ============  ============  ============  ============
A SHARES:
Sold................................ $     139,390  $         --  $     26,470  $         --  $    262,481  $         --
Issued as reinvestment of dividends          3,630            --         1,051            --         7,626            --
Redeemed............................            --            --            --            --       (28,864)           --
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)............. $     143,020  $         --  $     27,521  $         --  $    241,243  $         --
                                     =============  ============  ============  ============  ============  ============

-------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold................................    10,494,238     9,550,792     6,585,586     6,064,826     1,154,655     1,760,474
Issued as reinvestment of dividends        290,879       200,903       489,802       545,444       315,199       396,620
Redeemed............................   (13,008,841)  (5,330,155)    (8,503,663)   (2,351,634)   (1,617,742)   (1,954,680)
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease).............    (2,223,724)    4,421,540    (1,428,275)    4,258,636      (147,888)      202,414
                                     =============  ============  ============  ============  ============  ============
N SHARES:
Sold................................       840,411       329,377       315,444       242,849       241,774        82,328
Issued as reinvestment of dividends         30,760        22,636        15,864         7,413        13,244         5,220
Redeemed............................      (553,334)     (479,744)     (113,639)      (90,329)      (70,131)       (2,786)
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease).............       317,837      (127,731)      217,669       159,933       184,887        84,762
                                     =============  ============  ============  ============  ============  ============
A SHARES:
Sold................................        13,925            --         2,656            --        16,187            --
Issued as reinvestment of dividends            369            --           108            --           482            --
Redeemed............................            --            --            --            --        (1,775)           --
                                     -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease).............        14,294            --         2,764            --        14,894            --
                                     =============  ============  ============  ============  ============  ============

                                                                    FIXED INCOME FUNDS
                                     -----------------------------------------------------------------------------------
                                             INTERMEDIATE                                            CONVERTIBLE
                                              TAX-EXEMPT                 TAX-EXEMPT                  SECURITIES
                                                 FUND                       FUND                        FUND
                                     --------------------------  --------------------------  ---------------------------
                                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                       12/31/99      12/31/98      12/31/99      12/31/98      12/31/99      12/31/98
                                     ------------  ------------  ------------  ------------  ------------  ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold................................ $ 42,346,727  $ 70,456,250  $ 22,713,997  $ 18,982,201  $  3,262,520  $  5,672,247
Issued as reinvestment of dividends       118,955       544,842        82,743       543,487     1,990,659     7,118,875
Redeemed............................  (81,532,150)  (36,787,585)  (53,938,031)  (28,148,506)  (13,983,902)  (14,513,016)
                                     ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)............. $(39,066,468) $ 34,213,507  $(31,141,291) $ (8,622,818) $ (8,730,723) $ (1,721,894)
                                     ============  ============  ============  ============  ============  ============
N SHARES:
Sold................................ $  4,586,798  $  1,323,118  $  5,754,104  $  1,163,477  $     35,761  $    414,463
Issued as reinvestment of dividends        78,895        26,278        24,225        22,861        12,962        44,309
Redeemed............................   (2,669,594)   (1,089,748)   (5,482,287)     (910,340)     (168,769)      (71,078)
                                     ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)............. $  1,996,099  $    259,648  $    296,042  $    275,998  $   (120,046) $    387,694
                                     ============  ============  ============  ============  ============  ============
A SHARES:
Sold................................ $         --  $         --  $         --  $         --  $         --  $         --
Issued as reinvestment of dividends            --            --            --            --            --            --
Redeemed............................           --            --            --            --            --            --
                                     ------------ ------------  ------------  ------------   ----------- --------------
Net increase/(decrease)............. $         --  $         --  $         --  $         --  $         --  $         --
                                     ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL SHARES:
Sold................................    4,051,909     6,548,230     2,281,730     1,802,796       125,821        203,052
Issued as reinvestment of dividends        11,378        50,759         8,248        51,949        76,721        283,550
Redeemed............................   (7,801,039)   (3,425,001)   (5,468,897)   (2,675,429)     (542,932)      (522,748)
                                     ------------  ------------  ------------  ------------    -----------  ------------
Net increase/(decrease).............   (3,737,752)    3,173,988    (3,178,919)     (820,684)     (340,390)       (36,146)
                                     ============  ============  ============  ============    ===========  ============
N SHARES:
Sold................................      428,223       123,047       576,997       110,353         1,402         14,664
Issued as reinvestment of dividends         7,591         2,446         2,426         2,177           501          1,808
Redeemed............................     (251,628)     (101,319)     (551,790)      (86,174)       (6,573)        (2,530)
                                     ------------  ------------  ------------  ------------    -----------  ------------
Net increase/(decrease).............      184,186        24,174        27,633        26,356        (4,670)        13,942
                                     ============  ============  ============  ============    ===========  ============
A SHARES:
Sold................................           --            --            --            --            --             --
Issued as reinvestment of dividends            --            --            --            --            --             --
Redeemed............................           --            --            --            --            --             --
                                     ------------  ------------  ------------  ------------    -----------  ------------
Net increase/(decrease).............           --            --            --            --            --             --
                                     ============  ============  ============  ============    ===========  ============


                       See Notes to Financial Statements.

                                    96 & 97

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)



                                                                        EQUITY FUNDS
                                   ------------------------------------------------------------------------------------
                                                                           EQUITY
                                               EQUITY                      INCOME                    GROWTH
                                                FUND                        FUND                      FUND
                                   ----------------------------  -------------------------  --------------------------
                                        YEAR           YEAR         YEAR          YEAR         YEAR          YEAR
                                        ENDED          ENDED        ENDED         ENDED        ENDED         ENDED
                                      12/31/99       12/31/98      12/31/99      12/31/98     12/31/99      12/31/98
                                   -------------  -------------  ------------  -----------  ------------  ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold.............................  $  48,316,783  $ 107,058,873  $ 23,857,170  $16,273,336  $ 38,943,631  $ 24,726,605
Issued as reinvestment of
  dividends......................     38,574,880     59,860,296       814,829      456,240     3,697,366     4,407,089
Redeemed.........................   (246,183,973)  (144,722,235)  (11,572,265)  (3,174,788)  (22,201,316)  (12,009,391)
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)..........  $(159,292,310) $  22,196,934  $ 13,099,734  $13,554,788  $ 20,439,681  $ 17,124,303
                                   =============  =============  ============  ===========  ============  ============
N SHARES:
Sold.............................  $  21,921,264  $  47,707,142  $  2,771,617  $ 2,658,901  $ 14,436,428  $ 20,830,182
Issued as reinvestment of
  dividends......................      2,232,264      3,481,957       170,959      106,802       316,046       428,210
Redeemed.........................    (30,206,577)   (39,573,976)   (1,804,198)    (646,645)  (15,417,697)  (16,953,067)
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)            $  (6,053,049) $  11,615,123  $  1,138,378  $ 2,119,058  $   (665,223) $  4,305,325
                                   =============  =============  ============  ===========  ============  ============
A SHARES:
Sold.............................  $     162,053  $          --  $    447,418  $        --  $    717,238  $         --
Issued as reinvestment of
  dividends......................         17,677             --        11,475           --        27,793            --
Redeemed.........................         (1,083)            --       (27,012)          --       (68,871)           --
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)..........  $     178,647  $          --  $    431,881  $        --  $    676,160  $         --
                                   =============  =============  ============  ===========  ============  ============

-----------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold.............................      2,945,799      6,026,791     1,204,980      904,751     1,417,164     1,017,596
Issued as reinvestment of
  dividends......................      2,574,097      3,488,559        40,558       24,434       132,021       171,897
Redeemed.........................    (15,292,627)    (8,209,390)     (579,472)    (177,434)     (806,506)     (489,520)
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)..........     (9,772,731)     1,305,960       666,066      751,751       742,679       699,973
                                   =============  =============  ============  ===========  ============  ============
N SHARES:
Sold.............................      1,300,798      2,692,062       140,129      148,486       532,220       837,319
Issued as reinvestment of
  dividends......................        148,536        203,732         8,519        5,753        11,327        16,757
Redeemed.........................     (1,810,166)    (2,204,864)      (91,308)     (36,833)     (566,934)     (683,516)
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)..........       (360,832)       690,930        57,340      117,406       (23,387)      170,560
                                   =============  =============  ============  ===========  ============  ============
A SHARES:
Sold.............................          9,901             --        22,183           --        25,945            --
Issued as reinvestment of
  dividends......................          1,213             --           574           --         1,001            --
Redeemed.........................            (70)            --        (1,337)          --        (2,440)           --
                                   -------------  -------------  ------------  -----------  ------------  ------------
Net increase/(decrease)..........         11,044             --        21,420           --        24,506            --
                                   =============  =============  ============  ===========  ============  ============


                                                                      EQUITY FUNDS
                                   -------------------------------------------------------------------------------------
                                            SMALL-CAP                   SMALL-CAP
                                           OPPORTUNITY                    VALUE                       INDEX
                                              FUND                        FUND                        FUND
                                   ---------------------------  --------------------------  --------------------------
                                      YEAR            YEAR          YEAR          YEAR          YEAR          YEAR
                                      ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                     12/31/99       12/31/98      12/31/99      12/31/98      12/31/99      12/31/98
                                   -------------  ------------  ------------  ------------  ------------  ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold.............................  $ 140,040,589  $ 70,401,482  $ 18,132,377  $ 65,891,159  $190,164,077  $ 56,739,210
Issued as reinvestment of
  dividends......................      7,635,715       644,720     1,787,196   3,337,416       8,488,851    11,324,663
Redeemed.........................   (123,496,959)  (48,116,947)  (44,563,370)  (19,157,842)  (82,622,325)  (57,070,207)
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)..........  $  24,179,345  $ 22,929,255  $(24,643,797) $ 50,070,733  $116,030,603  $ 10,993,666
                                   =============  ============  ============  ============  ============  ============
N SHARES:
Sold.............................  $  27,102,875  $ 46,956,439  $  2,269,782  $    697,922  $ 12,716,120  $  8,005,096
Issued as reinvestment of
  dividends......................        113,642        11,681        10,176        18,194       469,975       575,857
Redeemed.........................    (27,382,344)  (44,901,763)   (2,183,173)     (275,282)   (5,941,725)   (3,641,914)
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)            $    (165,827) $  2,066,357  $     96,785  $    440,834  $  7,244,370  $  4,939,039
                                   =============  ============  ============  ============  ============  ============
A SHARES:
Sold.............................  $      28,467  $         --  $     11,326  $         --
Issued as reinvestment of
  dividends......................            841            --            70            --
Redeemed.........................         (7,972)           --            --            --
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)..........  $      21,336  $         --  $     11,396  $         --
                                   =============  ============  ============  ============  ============  ============

----------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold.............................      7,224,683     4,046,918       629,304     2,156,720     6,195,290     2,172,445
Issued as reinvestment of
  dividends......................        348,822        33,302        59,776        97,119       268,632       413,390
Redeemed.........................     (6,314,208)   (2,956,250)   (1,550,074)     (600,967)   (2,702,006)   (2,222,548)
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)..........      1,259,297     1,123,970      (860,994)    1,652,872     3,761,916       363,287
                                   =============  ============  ============  ============  ============  ============
N SHARES:
Sold.............................      1,563,379     2,880,683        81,366        20,368       416,674       310,345
Issued as reinvestment of
  dividends......................          5,230           606           341           526        14,859        21,022
Redeemed.........................     (1,585,146)   (2,738,838)      (78,057)       (8,868)     (191,362)     (142,365)
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)..........        (16,537)      142,451         3,650        12,026       240,171       189,002
                                   =============  ============  ============  ============  ============  ============
A SHARES:
Sold.............................          1,570            --           398            --
Issued as reinvestment of
  dividends......................             39            --             2            --
Redeemed.........................           (440)           --            --            --
                                   -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)..........          1,169            --           400            --
                                   =============  ============  ============  ============  ============  ============


                                                                       EQUITY FUNDS
                                   ---------------------------------------------------------------------------------
                                                                                                    EMERGING
                                           BALANCED                   INTERNATIONAL                 MARKETS
                                             FUND                          FUND                       FUND
                                   --------------------------   --------------------------  ------------------------
                                       YEAR          YEAR           YEAR          YEAR          YEAR         YEAR
                                       ENDED         ENDED          ENDED         ENDED         ENDED        ENDED
                                     12/31/99      12/31/98       12/31/99      12/31/98      12/31/99     12/31/98
                                   ------------  ------------   ------------  ------------  -----------  -----------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold.............................  $  4,534,958  $  8,051,050   $103,993,552  $100,158,674  $ 7,340,024  $ 9,517,265
Issued as reinvestment of
  dividends......................     3,687,911     6,530,108        723,519     1,121,898       54,602       44,300
Redeemed.........................   (36,707,015)  (26,454,261)   (81,341,884)  (67,104,234)  (2,178,733)  (1,397,270)
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)..........  $(28,484,146) $(11,873,103)  $ 23,375,187  $ 34,176,338  $ 5,215,893  $ 8,164,295
                                   ============  ============   ============  ============  ===========  ===========
N SHARES:
Sold.............................  $  1,838,066  $  1,756,331   $ 18,066,136  $ 23,331,527  $   207,316  $   103,114
Issued as reinvestment of
  dividends......................       301,289       230,800          2,397        27,871          483           --
Redeemed.........................    (1,797,527)     (245,167)   (17,973,206)  (22,995,118)     (33,231)     (83,581)
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)            $    341,828  $  1,741,964   $     95,327  $    364,280  $   174,568  $    19,533
                                   ============  ============   ============  ============  ===========  ===========
A SHARES:
Sold.............................  $     87,820  $         --   $      4,854  $         --  $     4,280  $        --
Issued as reinvestment of
  dividends......................        10,296            --              8            --            9           --
Redeemed.........................        (1,287)           --           (100)           --           --           --
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)..........  $     96,829  $         --   $      4,762  $         --  $     4,289  $        --
                                   ============  ============   ============  ============  ===========  ===========

--------------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold.............................       320,649       527,780      7,437,408     7,821,444      983,502    1,372,793
Issued as reinvestment of
  dividends......................       290,697       446,869         47,351        90,989        6,320        7,745
Redeemed.........................    (2,723,810)   (1,744,530)    (5,807,576)   (5,331,529)    (281,212)    (239,318)
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)..........    (2,112,464)     (769,881)     1,677,183     2,580,904      708,610    1,141,220
                                   ============  ============   ============  ============  ===========  ===========
N SHARES:
Sold.............................       129,757       115,400      1,447,182     1,842,292       27,345       13,464
Issued as reinvestment of
  dividends......................        24,226        15,932            157         2,260           56           --
Redeemed.........................      (128,469)      (16,971)    (1,420,194)   (1,807,396)      (4,383)     (14,143)
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)..........        25,514       114,361         27,145        37,156       23,018         (679)
                                   ============  ============   ============  ============  ===========  ===========
A SHARES:
Sold.............................         6,038            --            346            --          570           --
Issued as reinvestment of
  dividends......................           836            --              1            --            1           --
Redeemed.........................           (90)           --             (7)           --           --           --
                                   ------------  ------------   ------------  ------------  -----------  -----------
Net increase/(decrease)..........         6,784            --            340            --          571           --
                                   ============  ============   ============  ============  ===========  ===========

                       See Notes to Financial Statements.

                                    98 & 99

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            NET                                                              NET
                           ASSET                              DISTRIBUTIONS                 ASSET
                           VALUE        NET       REALIZED      FROM NET                    VALUE
                         BEGINNING  INVESTMENT     LOSS ON     INVESTMENT      CAPITAL     END OF
                         OF PERIOD    INCOME     INVESTMENTS     INCOME     CONTRIBUTIONS  PERIOD
------------------------------------------------------------------------------------------------------
---------------------
GOVERNMENT MONEY FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                   $1.00      $(0.049)     $    --       $(0.049)      $   --      $1.00
12/31/98                    1.00        0.053           --        (0.053)          --       1.00
12/31/97                    1.00        0.053           --        (0.053)          --       1.00
12/31/96                    1.00        0.051           --        (0.051)          --       1.00
12/31/95                    1.00        0.056           --        (0.056)          --       1.00
N SHARES
12/31/99                   $1.00      $ 0.046      $    --       $(0.046)      $   --      $1.00
12/31/98                    1.00        0.050           --        (0.050)          --       1.00
12/31/97                    1.00        0.050           --        (0.050)          --       1.00
12/31/96                    1.00        0.049           --        (0.049)          --       1.00
12/31/95                    1.00        0.054           --        (0.054)          --       1.00

----------
MONEY FUND
----------
INSTITUTIONAL SHARES
12/31/99                   $1.00      $0.052       $    --       $(0.052)      $   --      $1.00
12/31/98                    1.00       0.055            --        (0.055)          --       1.00
12/31/97                    1.00       0.055        (0.001)       (0.055)       0.001       1.00
12/31/96                    1.00       0.052            --        (0.052)          --       1.00
12/31/95                    1.00       0.057            --        (0.057)          --       1.00
N SHARES
12/31/99                   $1.00      $0.048       $    --       $(0.048)      $   --      $1.00
12/31/98                    1.00       0.051            --        (0.051)          --       1.00
12/31/97                    1.00       0.052        (0.001)       (0.052)       0.001       1.00
12/31/96                    1.00       0.050            --        (0.050)          --       1.00
12/31/95                    1.00       0.054            --        (0.054)          --       1.00

---------------------
TAX-EXEMPT MONEY FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                   $1.00      $0.030       $    --       $(0.030)      $   --      $1.00
12/31/98                    1.00       0.033            --        (0.033)          --       1.00
12/31/97                    1.00       0.034            --        (0.034)          --       1.00
12/31/96                    1.00       0.031            --        (0.031)          --       1.00
12/31/95                    1.00       0.035            --        (0.035)          --       1.00
N SHARES
12/31/99                   $1.00      $0.027       $    --       $(0.027)      $   --      $1.00
12/31/98                    1.00       0.030            --        (0.030)          --       1.00
12/31/97                    1.00       0.031            --        (0.031)          --       1.00
12/31/96                    1.00       0.029            --        (0.029)          --       1.00
12/31/95                    1.00       0.033            --        (0.033)          --       1.00



                                              NET                        RATIO OF EXPENSES
                                            ASSETS        RATIO OF          TO AVERAGE         RATIO OF NET
                                            END OF       EXPENSES TO        NET ASSETS       INVESTMENT INCOME
                               TOTAL        PERIOD       AVERAGE NET        (EXCLUDING        TO AVERAGE NET
                              RETURN         (000)         ASSETS            WAIVERS)             ASSETS
--------------------------------------------------------------------------------------------------------------
---------------------
GOVERNMENT MONEY FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                      5.04%       $  210,521        0.20%             0.24%               4.93%
12/31/98                      5.43           162,285        0.19              0.24                5.27
12/31/97                      5.48            63,970        0.23              0.28                5.36
12/31/96                      5.24            37,169        0.31              0.32                5.12
12/31/95                      5.79            18,367        0.31              0.32                5.62
N SHARES
12/31/99                      4.67%       $  289,651        0.55%             0.59%               4.58%
12/31/98                      5.08           248,595        0.54              0.59                4.96
12/31/97                      5.17           247,594        0.53              0.63                5.05
12/31/96                      5.00           206,073        0.54              0.67                4.89
12/31/95                      5.51           264,426        0.57              0.67                5.36

----------
MONEY FUND
----------
INSTITUTIONAL SHARES
12/31/99                      5.29%       $2,084,723        0.19%             0.24%               5.20%
12/31/98                      5.61         1,391,856        0.19              0.24                5.46
12/31/97                      5.66         1,028,091        0.21              0.26                5.54
12/31/96                      5.38           369,417        0.27              0.28                5.23
12/31/95                      5.86            98,837        0.29              0.30                5.69
N SHARES
12/31/99                      4.92%       $1,053,228        0.54%             0.59%               4.85%
12/31/98                      5.25           877,527        0.53              0.59                5.12
12/31/97                      5.35           677,804        0.51              0.61                5.23
12/31/96                      5.11           461,213        0.52              0.63                5.00
12/31/95                      5.58           423,588        0.56              0.65                5.42

---------------------
TAX-EXEMPT MONEY FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                      3.07%       $  515,987        0.23%             0.23%               3.01%
12/31/98                      3.35           606,754        0.23              0.23                3.30
12/31/97                      3.47           497,986        0.25              0.26                3.41
12/31/96                      3.19           388,404        0.29              0.29                3.14
12/31/95                      3.60           212,146        0.29              0.29                3.52
N SHARES
12/31/99                      2.75%       $  240,132        0.55%             0.58%               2.71%
12/31/98                      3.02           204,114        0.55              0.58                2.99
12/31/97                      3.17           223,071        0.54              0.61                3.13
12/31/96                      2.94           178,849        0.53              0.64                2.89
12/31/95                      3.31           170,570        0.56              0.65                3.25


                       See Notes to Financial Statements.

                                   100 & 101

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                            NET                     NET                                      NET
                           ASSET                REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS  ASSET
                           VALUE        NET      UNREALIZED     FROM NET       FROM NET     VALUE
                         BEGINNING  INVESTMENT  GAIN/(LOSS)    INVESTMENT      REALIZED    END OF
                         OF PERIOD    INCOME   ON INVESTMENTS    INCOME         GAINS      PERIOD
---------------------------------------------------------------------------------------------------
-----------------------
SHORT/INTERMEDIATE FUND
-----------------------
INSTITUTIONAL SHARES
12/31/99                  $10.30      $0.595       $(0.515)      $(0.595)      $(0.015)    $ 9.77
12/31/98                   10.21       0.603         0.096        (0.603)       (0.006)     10.30
12/31/97                   10.14       0.633         0.070        (0.633)           --      10.21
02/26/96(3) to 12/31/96    10.30       0.517        (0.160)       (0.517)           --      10.14
N SHARES
12/31/99                  $10.30      $0.570       $(0.515)      $(0.570)      $(0.015)    $ 9.77
12/31/98                   10.21       0.577         0.096        (0.577)       (0.006)     10.30
12/31/97                   10.14       0.608         0.070        (0.608)           --      10.21
12/31/96                   10.38       0.594        (0.247)       (0.587)           --      10.14
12/31/95                    9.66       0.588         0.720        (0.588)           --      10.38
A SHARES
07/22/99(3) to 12/31/99   $10.02      $0.258       $(0.250)      $(0.258)      $    --     $ 9.77

---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/99                  $10.20      $0.611       $(0.702)      $(0.611)      $(0.008)    $ 9.49
12/31/98                   10.20       0.604         0.103        (0.604)       (0.103)     10.20
12/31/97                   10.07       0.628         0.284        (0.628)       (0.154)     10.20
04/16/96(3) to 12/31/96    10.00       0.425         0.103        (0.425)       (0.033)     10.07
N SHARES
12/31/99                  $10.20      $0.586       $(0.702)      $(0.586)      $(0.008)    $ 9.49
12/31/98                   10.20       0.579         0.103        (0.579)       (0.103)     10.20
12/31/97                   10.07       0.603         0.284        (0.603)       (0.154)     10.20
04/22/96(3) to 12/31/96     9.99       0.402         0.113        (0.402)       (0.033)     10.07
A SHARES
02/18/99(3) to 12/31/99   $10.11      $0.503       $(0.612)      $(0.503)      $(0.008)    $ 9.49

----------------------------
INTERMEDIATE GOVERNMENT FUND
----------------------------
INSTITUTIONAL SHARES
12/31/99                  $16.61      $0.916       $(1.050)      $(0.916)      $    --     $15.56
12/31/98                   16.54       0.967         0.231        (0.967)       (0.161)     16.61
03/24/97(3) to 12/31/97    16.12       0.793         0.461        (0.793)       (0.041)     16.54
N SHARES
12/31/99                  $16.61      $0.876       $(1.050)      $(0.876)      $    --     $15.56
12/31/98                   16.54       0.925         0.231        (0.925)       (0.161)     16.61
04/16/97(3) to 12/31/97    16.06       0.702         0.521        (0.702)       (0.041)     16.54
A SHARES
02/12/99(3) to 12/31/99   $16.44      $0.761       $(0.880)      $(0.761)      $    --     $15.56

----------------------------
INTERMEDIATE TAX-EXEMPT FUND
----------------------------
INSTITUTIONAL SHARES
12/31/99                  $10.70      $0.423       $(0.467)      $(0.423)      $(0.013)    $10.22
12/31/98                   10.75       0.417         0.103        (0.417)       (0.153)     10.70
12/31/97                   10.58       0.442         0.220        (0.442)       (0.050)     10.75
02/26/96(3) to 12/31/96    10.74       0.381        (0.124)       (0.381)       (0.036)     10.58
N SHARES
12/31/99                  $10.70      $0.396       $(0.467)      $(0.396)      $(0.013)    $10.22
12/31/98                   10.75       0.390         0.103        (0.390)       (0.153)     10.70
12/31/97                   10.58       0.327         0.220        (0.327)       (0.050)     10.75
03/13/96(3) to 12/31/96    10.55       0.084         0.066        (0.084)       (0.036)     10.58



                                          NET                       RATIO OF EXPENSES
                                        ASSETS        RATIO OF         TO AVERAGE         RATIO OF NET
                                        END OF       EXPENSES TO       NET ASSETS       INVESTMENT INCOME PORTFOLIO
                          TOTAL         PERIOD       AVERAGE NET       (EXCLUDING        TO AVERAGE NET    TURNOVER
                         RETURN          (000)         ASSETS           WAIVERS)             ASSETS          RATE
-------------------------------------------------------------------------------------------------------------------
-----------------------
SHORT/INTERMEDIATE FUND
-----------------------
INSTITUTIONAL SHARES
12/31/99                   0.81%        $297,977        0.60%             0.92%              5.93%           72.86%
12/31/98                   7.01          337,015        0.60              0.90               5.85            66.06
12/31/97                   7.15          288,886        0.60              0.89               6.24            98.08
02/26/96(3) to 12/31/96    3.61(2)       255,573        0.60(1)           0.90(1)            6.06(1)        186.02
N SHARES
12/31/99                   0.56%        $  7,525        0.85%             1.17%              5.68%           72.86%
12/31/98                   6.75            4,658        0.85              1.15               5.60            66.06
12/31/97                   6.89            5,922        0.85              1.14               5.99            98.08
12/31/96                   3.51            4,432        0.62              0.92               5.59           186.02
12/31/95                  13.88           51,814        0.60              0.96               5.91           194.94
A SHARES
07/22/99(3) to 12/31/99    0.09%(2)(4)  $    140        0.85%(1)          1.17%(1)           5.68%(1)        72.86%

---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/99                  (0.91)%       $157,587        0.60%             0.90%              6.20%           92.79%
12/31/98                   7.12          183,831        0.60              0.88               5.89            64.93
12/31/97                   9.41          140,447        0.60              0.89               6.25           138.30
04/16/96(3) to 12/31/96    5.40(2)        43,142        0.60(1)           0.98(1)            6.03(1)        116.02
N SHARES
12/31/99                  (1.16)%       $  4,455        0.85%             1.15%              5.95%           92.79%
12/31/98                   6.86            2,566        0.85              1.13               5.64            64.93
12/31/97                   9.14              936        0.85              1.14               6.00           138.30
04/22/96(3) to 12/31/96    5.27(2)           130        0.85(1)           1.23(1)            5.87(1)        116.02
A SHARES
02/18/99(3) to 12/31/99   (1.09)%(2)(4) $     26        0.85%(1)          1.15%(1)           5.95%(1)        92.79%

----------------------------
INTERMEDIATE GOVERNMENT FUND
----------------------------
INSTITUTIONAL SHARES
12/31/99                  (0.80)%       $ 94,360        0.50%             0.93%              5.72%           76.50%
12/31/98                   7.45          103,162        0.50              0.91               5.82            99.63
03/24/97(3) to 12/31/97    7.96(2)        99,359        0.50(1)           0.91(1)            6.31(1)         84.89(1)
N SHARES
12/31/99                  (1.05)%       $  4,870        0.75%             1.18%              5.47%           76.50%
12/31/98                   7.18            2,126        0.75              1.16               5.57            99.63
04/16/97(3) to 12/31/97    7.76(2)           716        0.75(1)           1.16(1)            6.06(1)         84.89(1)
A SHARES
02/12/99(3) to 12/31/99   (0.72)%(2)(4) $    232        0.75%(1)          1.18%(1)           5.47%(1)        76.50%

----------------------------
INTERMEDIATE TAX-EXEMPT FUND
----------------------------
INSTITUTIONAL SHARES
12/31/99                  (0.43)%       $177,813        0.69%             0.82%              4.03%          191.27%
12/31/98                   4.94          226,087        0.80              0.80               3.87            90.92
12/31/97                   6.41          193,009        0.79              0.79               4.16            48.72
02/26/96(3) to 12/31/96    2.49(2)       208,690        0.79(1)           0.82(1)            4.28(1)         57.23
N SHARES
12/31/99                  (0.68)%       $  2,743        0.94%             1.07%              3.78%          191.27%
12/31/98                   4.67              900        1.05              1.05               3.62            90.92
12/31/97                   6.14              644        1.04              1.04               3.91            48.72
03/13/96(3) to 12/31/96    1.44(2)            --        1.04(1)           1.07(1)            4.33(1)         57.23



                       See Notes to Financial Statements.

                                   102 & 103

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            NET                     NET                                       NET
                           ASSET                REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS   ASSET
                           VALUE        NET      UNREALIZED     FROM NET       FROM NET      VALUE
                         BEGINNING  INVESTMENT  GAIN/(LOSS)    INVESTMENT      REALIZED     END OF
                         OF PERIOD    INCOME   ON INVESTMENTS    INCOME         GAINS       PERIOD
--------------------------------------------------------------------------------------------------
---------------
TAX-EXEMPT FUND
---------------
INSTITUTIONAL SHARES
12/31/99                  $10.39      $ 0.449      $(0.760)      $(0.449)      $    --     $ 9.63
12/31/98                   10.52        0.444        0.059        (0.444)       (0.189)     10.39
12/31/97                   10.25        0.461        0.391        (0.461)       (0.121)     10.52
02/26/96(3) to 12/31/96    10.56        0.402       (0.094)       (0.402)       (0.216)     10.25
N SHARES
12/31/99                  $10.39      $ 0.424      $(0.760)      $(0.424)      $    --     $ 9.63
12/31/98                   10.52        0.418        0.059        (0.418)       (0.189)     10.39
12/31/97                   10.25        0.435        0.391        (0.435)       (0.121)     10.52
10/02/96(3) to 12/31/96    10.33        0.105        0.136        (0.105)       (0.216)     10.25

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
12/31/99                  $24.14      $ 0.983      $ 6.544       $(0.978)      $(0.139)    $30.55
12/31/98                   28.52        1.130       (1.647)       (1.141)       (2.722)     24.14
03/24/97(3) to 12/31/97    29.15        0.914        3.120        (0.897)       (3.767)     28.52
N SHARES
12/31/99                  $24.14      $ 0.902      $ 6.559       $(0.922)      $(0.139)    $30.54
12/31/98                   28.52        1.106       (1.691)       (1.073)       (2.722)     24.14
03/26/97(3) to 12/31/97    29.30        0.690        3.122        (0.825)       (3.767)     28.52

-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/99                  $17.03      $ 0.049      $(0.339)      $(0.050)      $(2.060)    $14.63
12/31/98                   17.59        0.116        2.224        (0.114)       (2.786)     17.03
12/31/97                   15.53        0.234        5.190        (0.235)       (3.129)     17.59
02/26/96(3) to 12/31/96    15.30        0.189        1.898        (0.193)       (1.664)     15.53
N SHARES
12/31/99                  $17.02      $ 0.005      $(0.323)      $(0.012)      $(2.060)    $14.63
12/31/98                   17.59        0.066        2.213        (0.063)       (2.786)     17.02
12/31/97                   15.53        0.174        5.190        (0.175)       (3.129)     17.59
12/31/96                   13.99        0.451        2.926        (0.173)       (1.664)     15.53
12/31/95                   11.28        0.229        3.827        (0.232)       (1.114)     13.99
A SHARES
02/12/99(3) to 12/31/99   $16.97      $(0.002)     $(0.275)      $(0.003)      $(2.060)    $14.63

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/99                  $19.27      $ 0.168      $ 1.713       $(0.173)      $(0.578)    $20.40
12/31/98                   16.32        0.218        3.492        (0.216)       (0.544)     19.27
12/31/97                   13.73        0.272        4.050        (0.268)       (1.464)     16.32
02/26/96(3) to 12/31/96    13.34        0.270        1.387        (0.269)       (0.998)     13.73
N SHARES
12/31/99                  $19.26      $ 0.105      $ 1.741       $(0.128)      $(0.578)    $20.40
12/31/98                   16.31        0.171        3.490        (0.167)       (0.544)     19.26
12/31/97                   13.72        0.237        4.037        (0.220)       (1.464)     16.31
04/18/96(3) to 12/31/96    13.02        0.179        1.732        (0.213)       (0.998)     13.72
A SHARES
02/10/99(3) to 12/31/99   $19.26      $ 0.098      $ 1.744       $(0.124)      $(0.578)    $20.40



                                           NET                       RATIO OF EXPENSES
                                         ASSETS        RATIO OF         TO AVERAGE         RATIO OF NET
                                         END OF       EXPENSES TO       NET ASSETS       INVESTMENT INCOME PORTFOLIO
                           TOTAL         PERIOD       AVERAGE NET       (EXCLUDING        TO AVERAGE NET    TURNOVER
                          RETURN          (000)         ASSETS           WAIVERS)             ASSETS          RATE
--------------------------------------------------------------------------------------------------------------------
---------------
TAX-EXEMPT FUND
---------------
INSTITUTIONAL SHARES
12/31/99                  (3.07)%        $126,027        0.70%             0.83%              4.44%          225.82%
12/31/98                   4.88           169,060        0.79              0.80               4.22            87.61
12/31/97                   8.55           179,871        0.80              0.80               4.47            61.52
02/26/96(3) to 12/31/96    3.04(2)        165,388        0.80(1)           0.81(1)            4.60(1)         61.60
N SHARES
12/31/99                  (3.31)%         $ 1,109        0.95%             1.08%              4.19%          225.82%
12/31/98                   4.62               909        1.04              1.05               3.97            87.61
12/31/97                   8.28               644        1.05              1.05               4.22            61.52
10/02/96(3) to 12/31/96    2.34(2)             38        1.05(1)           1.06(1)            4.35(1)         61.60

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
12/31/99                   32.07%        $ 52,100        0.92%             1.01%              3.73%           20.14%
12/31/98                   (1.80)          49,396        0.92              1.01               4.05            48.73
03/24/97(3) to 12/31/97    14.24(2)        59,384        0.92(1)           0.96(1)            3.76(1)         93.24(1)
N SHARES
12/31/99                   31.75%        $    375        1.17%             1.26%              3.48%           20.14%
12/31/98                   (2.04)             409        1.17              1.26               3.80            48.73
03/26/97(3) to 12/31/97    13.39(2)            85        1.17(1)           1.21(1)            3.51(1)         93.24(1)

-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/99                   (1.57)%       $579,754        0.90%             0.91%              0.29%           65.13%
12/31/98                   13.80          841,119        0.89              0.89               0.64            76.92
12/31/97                   35.89          845,829        0.88              0.88               1.33            81.48
02/26/96(3) to 12/31/96    13.66(2)       568,400        0.90(1)           0.90(1)            1.43(1)         75.20
N SHARES
12/31/99                   (1.74)%       $ 19,685        1.15%             1.16%              0.04%           65.13%
12/31/98                   13.42           29,050        1.14              1.14               0.39            76.92
12/31/97                   35.45           17,859        1.13              1.13               1.08            81.48
12/31/96                   24.15            7,792        0.94              0.94               1.47            75.20
12/31/95                   36.26           61,256        0.96              0.97               1.75            75.93
A SHARES
02/12/99(3) to 12/31/99    (1.50)%(2)(4) $    161        1.23%(1)          1.24%(1)          (0.04)%(1)       65.13%

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/99                    9.87%        $ 79,458        0.93%             0.99%              0.86%           18.57%
12/31/98                   22.97           62,204        0.93              0.96               1.26            21.60
12/31/97                   31.90           40,424        0.93              0.96               1.69            29.87
02/26/96(3) to 12/31/96    12.46(2)        31,760        0.93(1)           0.97(1)            2.36(1)         52.77
N SHARES
12/31/99                    9.68%        $  5,117        1.18%             1.24%              0.61%           18.57%
12/31/98                   22.66            3,728        1.18              1.21               1.01            21.60
12/31/97                   31.53            1,241        1.18              1.21               1.44            29.87
04/18/96(3) to 12/31/96    14.67(2)           298        1.18(1)           1.19(1)            2.11(1)         52.77
A SHARES
02/10/99(3) to 12/31/99     9.66%(2)(4)  $    437        1.24%(1)          1.30%(1)           0.55%(1)        18.57%


                       See Notes to Financial Statements.

                                   104 & 105

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                            NET                     NET                                       NET
                           ASSET                REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS   ASSET
                           VALUE        NET      UNREALIZED     FROM NET       FROM NET      VALUE
                         BEGINNING  INVESTMENT  GAIN/(LOSS)    INVESTMENT      REALIZED     END OF
                         OF PERIOD    INCOME   ON INVESTMENTS    INCOME         GAINS       PERIOD
---------------------------------------------------------------------------------------------------

-----------
GROWTH FUND
-----------
INSTITUTIONAL SHARES
12/31/99                  $26.25      $(0.042)     $ 4.319       $    --       $(1.387)    $29.14
12/31/98                   22.67        0.012        5.583        (0.009)       (2.006)     26.25
12/31/97                   18.69        0.048        6.026        (0.048)       (2.046)     22.67
02/26/96(3) to 12/31/96    17.01        0.062        2.746        (0.063)       (1.065)     18.69
N SHARES
12/31/99                  $26.18      $(0.119)     $ 4.296       $    --       $(1.387)    $28.97
12/31/98                   22.67       (0.030)       5.546            --        (2.006)     26.18
12/31/97                   18.69        0.004        6.026        (0.004)       (2.046)     22.67
04/19/96(3) to 12/31/96    16.49        0.030        3.273        (0.038)       (1.065)     18.69
A SHARES
02/05/99(3) to 12/31/99   $27.00      $(0.073)     $ 3.420       $    --       $(1.387)    $28.96

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/99                  $17.85      $(0.039)     $ 7.124       $    --       $(0.765)    $24.17
12/31/98                   17.71       (0.047)       0.258            --        (0.071)     17.85
12/31/97                   15.52        0.007        3.865        (0.012)       (1.670)     17.71
02/26/96(3) to 12/31/96    14.24        0.057        1.998        (0.057)       (0.718)     15.52
N SHARES
12/31/99                  $17.77      $(0.057)     $ 7.042       $    --       $(0.765)    $23.99
12/31/98                   17.66       (0.060)       0.241            --        (0.071)     17.77
12/31/97                   15.51       (0.003)       3.823            --        (1.670)     17.66
04/19/96(3) to 12/31/96    14.25        0.032        1.996        (0.050)       (0.718)     15.51
A SHARES
03/05/99(3) to 12/31/99   $16.67      $(0.092)     $ 8.177       $    --       $(0.765)    $23.99

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/99                  $30.69      $ 0.124      $ 0.015       $(0.122)      $(0.417)    $30.29
12/31/98                   33.02        0.132       (1.312)       (0.139)       (1.011)     30.69
03/24/97(3) to 12/31/97    28.29        0.146        7.467        (0.139)       (2.744)     33.02
N SHARES
12/31/99                  $30.69      $ 0.031      $ 0.029       $(0.053)      $(0.417)    $30.28
12/31/98                   33.02        0.093       (1.342)       (0.070)       (1.011)     30.69
07/10/97(3) to 12/31/97    32.31        0.028        3.462        (0.036)       (2.744)     33.02
A SHARES
08/18/99(3) to 12/31/99   $29.09      $ 0.008      $ 1.368       $(0.051)      $(0.135)    $30.28

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/99                  $28.35      $ 0.307      $ 5.420       $(0.305)      $(0.562)    $33.21
12/31/98                   23.51        0.304        6.247        (0.303)       (1.408)     28.35
12/31/97                   18.48        0.278        5.742        (0.281)       (0.709)     23.51
02/26/96(3) to 12/31/96    16.72        0.268        2.104        (0.268)       (0.344)     18.48


                                            NET                      RATIO OF EXPENSES
                                          ASSETS        RATIO OF        TO AVERAGE         RATIO OF NET
                                          END OF       EXPENSES TO      NET ASSETS       INVESTMENT INCOME  PORTFOLIO
                           TOTAL          PERIOD       AVERAGE NET      (EXCLUDING        TO AVERAGE NET     TURNOVER
                          RETURN           (000)         ASSETS          WAIVERS)             ASSETS           RATE
----------------------------------------------------------------------------------------------------------------------

-----------
GROWTH FUND
-----------
INSTITUTIONAL SHARES
12/31/99                  16.56%         $182,283        1.10%             1.14%             (0.16)%          35.11%
12/31/98                  25.03           144,759        1.10              1.11               0.05            34.96
12/31/97                  32.81           109,140        1.10              1.11               0.22            37.02
02/26/96(3) to 12/31/96   16.43(2)         76,516        1.10(1)           1.14(1)            0.42(1)         35.36
N SHARES
12/31/99                  16.22%          $ 7,800        1.35%             1.39%             (0.41)%          35.11%
12/31/98                  24.68             7,661        1.35              1.36              (0.20)           34.96
12/31/97                  32.54             2,766        1.35              1.36              (0.03)           37.02
04/19/96(3) to 12/31/96   19.95(2)            397        1.35(1)           1.39(1)            0.17(1)         35.36
A SHARES
02/05/99(3) to 12/31/99   12.65%(2)(4)   $    710        1.42%(1)          1.46%(1)          (0.48)%(1)       35.11%

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/99                  40.14%         $432,071        1.20%             1.21%             (0.50)%          59.99%
12/31/98                   1.16           296,719        1.20              1.21              (0.28)           51.49
12/31/97                  25.47           274,353        1.20              1.21               0.03            39.63
02/26/96(3) to 12/31/96   14.49(2)        150,306        1.20(1)           1.22(1)            0.46(1)         46.13
N SHARES
12/31/99                  39.75%         $  6,397        1.45%             1.46%             (0.75)%          59.99%
12/31/98                   0.99             5,032        1.45              1.46              (0.53)           51.49
12/31/97                  25.14             2,485        1.45              1.46              (0.22)           39.63
04/19/96(3) to 12/31/96   14.29(2)            443        1.45(1)           1.47(1)            0.10(1)         46.13
A SHARES
03/05/99(3) to 12/31/99   48.98%(2)(4)   $     28        1.49%(1)          1.50%(1)          (0.79)%(1)       59.99%

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/99                   0.49%         $115,544        0.99%             1.04%              0.37%           70.84%
12/31/98                  (3.93)          143,525        0.99              1.05               0.56            76.44
03/24/97(3) to 12/31/97   27.11(2)         99,816        0.99(1)           1.06(1)            0.63(1)         91.66(1)
N SHARES
12/31/99                   0.22%         $    743        1.24%             1.29%              0.12%           70.84%
12/31/98                  (4.15)              641        1.24              1.30               0.31            76.44
07/10/97(3) to 12/31/97   10.95(2)            292        1.24(1)           1.31(1)            0.38(1)         91.66(1)
A SHARES
08/18/99(3) to 12/31/99    4.77%(2)(4)   $     12        1.24%(1)          1.29%(1)           0.12%(1)        70.84%

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/99                  20.40%         $549,696        0.45%             0.46%              1.04%            2.17%
12/31/98                  28.22           362,568        0.45              0.46               1.16             5.59
12/31/97                  32.78           292,196        0.45              0.47               1.39             7.10
02/26/96(3) to 12/31/96   14.26(2)        143,954        0.45(1)           0.49(1)            1.85(1)          4.71


                       See Notes to Financial Statements.

                                   106 & 107

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            NET                     NET                                       NET
                           ASSET                REALIZED AND  DISTRIBUTIONS  DISTRIBUTIONS   ASSET
                           VALUE        NET      UNREALIZED     FROM NET       FROM NET      VALUE
                         BEGINNING  INVESTMENT  GAIN/(LOSS)    INVESTMENT      REALIZED     END OF
                         OF PERIOD    INCOME   ON INVESTMENTS    INCOME         GAINS       PERIOD
----------------------------------------------------------------------------------------------------
----------
INDEX FUND (CONTINUED)
----------
N SHARES
12/31/99                  $28.35      $ 0.249      $ 5.413       $(0.240)      $(0.562)    $33.21
12/31/98                   23.51        0.236        6.244        (0.232)       (1.408)     28.35
12/31/97                   18.48        0.247        5.725        (0.233)       (0.709)     23.51
04/19/96(3) to 12/31/96    16.35        0.188        2.511        (0.225)       (0.344)     18.48

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/99                  $14.44      $ 0.444      $(0.668)      $(0.435)      $(1.401)    $12.38
12/31/98                   14.93        0.492        0.753        (0.494)       (1.241)     14.44
03/24/97(3) to 12/31/97    12.74        0.377        2.185        (0.372)       --          14.93
N SHARES
12/31/99                  $14.44      $ 0.386      $(0.641)      $(0.404)      $(1.401)    $12.38
12/31/98                   14.93        0.440        0.759        (0.448)       (1.241)     14.44
04/16/97(3) to 12/31/97    12.56        0.301        2.411        (0.342)       --          14.93
A SHARES
02/10/99(3) to 12/31/99   $14.14      $ 0.340      $(0.305)      $(0.394)      $(1.401)    $12.38

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/99                  $12.55      $ 0.117      $ 3.309       $(0.086)      $    --     $15.89
12/31/98                   13.33        0.166       (0.787)       (0.159)           --      12.55
12/31/97                   15.46        0.116       (0.858)       (0.125)       (1.263)     13.33
02/26/96(3) to 12/31/96    15.04        0.128        0.485        (0.125)       (0.068)     15.46
N SHARES
12/31/99                  $12.55      $ 0.101      $ 3.262       $(0.023)      $    --     $15.89
12/31/98                   13.33        0.140       (0.787)       (0.133)           --      12.55
12/31/97                   15.46        0.078       (0.876)       (0.069)       (1.263)     13.33
03/13/96(3) to 12/31/96    14.69        0.091        0.860        (0.113)       (0.068)     15.46
A SHARES
03/05/99(3) to 12/31/99   $11.90      $(0.009)     $ 4.022       $(0.023)      $    --     $15.89

---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                  $ 5.87      $(0.004)     $ 3.790       $(0.016)      $    --     $ 9.64
12/31/98                    8.55        0.023       (2.688)       (0.015)           --       5.87
10/21/97(3) to 12/31/97    10.00        0.006       (1.456)           --            --       8.55
N SHARES
12/31/99                  $ 5.85      $(0.027)     $ 3.773       $(0.016)      $    --     $ 9.58
12/31/98                    8.54        0.008       (2.698)           --            --       5.85
10/21/97(3) to 12/31/97    10.00        0.002       (1.462)           --            --       8.54
A SHARES
08/12/99(3) to 12/31/99   $ 7.47      $(0.024)     $ 2.150       $(0.016)      $    --     $ 9.58




                                           NET                       RATIO OF EXPENSES
                                         ASSETS        RATIO OF         TO AVERAGE         RATIO OF NET
                                         END OF       EXPENSES TO       NET ASSETS       INVESTMENT INCOME PORTFOLIO
                           TOTAL         PERIOD       AVERAGE NET       (EXCLUDING        TO AVERAGE NET    TURNOVER
                          RETURN          (000)         ASSETS           WAIVERS)             ASSETS          RATE
--------------------------------------------------------------------------------------------------------------------

----------
INDEX FUND (CONTINUED)
----------
N SHARES
12/31/99                   20.14%        $ 24,056        0.70%             0.71%              0.79%            2.17%
12/31/98                   27.88           13,727        0.70              0.71               0.91             5.59
12/31/97                   32.51            6,942        0.70              0.72               1.14             7.10
04/19/96(3) to 12/31/96    16.56(2)           150        0.70(1)           0.74(1)            1.60(1)          4.71

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/99                   (1.30)%       $ 21,871        0.88%             1.05%              2.84%           67.77%
12/31/98                    8.61           56,027        0.88              0.98               3.16            70.93
03/24/97(3) to 12/31/97    20.24(2)        69,415        0.88(1)           0.92(1)            3.45(1)        108.29(1)
N SHARES
12/31/99                   (1.52)%        $ 2,311        1.13%             1.30%              2.59%           67.77%
12/31/98                    8.29            2,328        1.13              1.23               2.91            70.93
04/16/97(3) to 12/31/97    21.72(2)           700        1.13(1)           1.17(1)            3.20(1)       1 08.29(1)
A SHARES
02/10/99(3) to 12/31/99     0.50%(2)(4)  $     84        1.21%(1)          1.38%(1)           2.51%(1)        67.77%

------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/99                   27.33%        $272,886        1.35%             1.35%              0.86%           48.49%
12/31/98                   (4.64)         194,447        1.33              1.33               1.64            45.82
12/31/97                   (4.87)         172,158        1.40              1.42               0.82            93.33
02/26/96(3) to 12/31/96     4.08(2)       109,747        1.36(1)           1.38(1)            0.99(1)          6.72
N SHARES
12/31/99                   26.81%        $  2,531        1.60%             1.60%              0.61%           48.49%
12/31/98                   (4.84)           1,657        1.58              1.58               1.39            45.82
12/31/97                   (5.21)           1,265        1.65              1.67               0.57            93.33
03/13/96(3) to 12/31/96     6.48(2)           597        1.61(1)           1.63(1)            0.35(1)          6.72
A SHARES
03/05/99(3) to 12/31/99    33.73%(2)(4)  $      5        1.65%(1)          1.65%(1)           0.56%(1)        48.49%

---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/99                   64.53%        $ 38,155        1.70%             1.76%             (0.17)%          53.69%
12/31/98                  (31.16)          19,072        1.75              2.08               1.06            34.55
10/21/97(3) to 12/31/97   (14.50)(2)       18,023        1.75(1)           2.09(1)            0.43(1)            --
N SHARES
12/31/99                   64.06%        $    322        1.95%             2.01%             (0.42)%          53.69%
12/31/98                  (31.50)              62        2.00              2.33               0.81            34.55
10/21/97(3) to 12/31/97   (14.60)(2)           96        2.00(1)           2.34(1)            0.18(1)            --
A SHARES
08/12/99(3) to 12/31/99    28.48%(2)(4)  $      5        1.95%(1)          2.01%(1)          (0.42)%(1)       53.69%

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized. (3) Date commenced operations.
(4) Sales load is not reflected in total return.

                       See Notes to Financial Statements.

                                   108 & 109

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



1.   ORGANIZATION

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), was incorporated in Maryland on September 16, 1987. The Company is an open-end management investment company and currently offers five diversified investment portfolios. Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers thirteen diversified investment portfolios. The portfolios of the Company and the Trust (each a "Fund" and collectively, the "Funds") are as follows:

     COMPANY:
     EQUITY FUNDS:
     Harris Insight Equity Fund ("Equity Fund")

     FIXED INCOME FUNDS:
     Harris Insight Short/Intermediate Bond Fund
     ("Short/Intermediate Fund")

     MONEY MARKET FUNDS:
     Harris Insight Government Money Market Fund ("Government Money Fund") Harris Insight Money Market Fund ("Money Fund")
     Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Fund")

     TRUST:
     EQUITY FUNDS:
     Harris Insight Equity Income Fund ("Equity Income Fund")
     Harris Insight Growth Fund ("Growth Fund")
     Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund") Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")
     Harris Insight Index Fund ("Index Fund")
     Harris Insight International Fund ("International Fund")
     Harris Insight Balanced Fund ("Balanced Fund")
     Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

     FIXED INCOME FUNDS:

     Harris Insight Convertible Securities Fund ("Convertible Securities Fund") Harris Insight Bond Fund ("Bond Fund")
     Harris Insight Intermediate Government Bond Fund ("Intermediate Government
        Fund")
     Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
        Tax-Exempt  Fund")
     Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Fund")

     Each of the Funds currently offers three classes of shares (Institutional shares, N shares, and A shares), with the exception of the Index Fund and the Money Market Funds, each of which offers two classes (Institutional shares and N shares). The N shares of each Fund were formerly known as Class A; the current A shares (originally known as "Advisor Shares") were first offered on January 18, 1999. Shares of each class of a Fund represent equal pro rata interests in the Fund and are identical in all respects except that N shares and A shares are subject to certain service organization/agent fees as described in Note 4 and the A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees. As of December 31, 1999, no A shares of the Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund, and Convertible Securities Fund had been issued.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999



2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements which are in accordance with accounting principles generally acccepted in the United States. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- The value of securities (other than bonds and debt obligations maturing in 60 days or less) of the Funds other than Money Market Funds is determined based on the last sales price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is considered likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees or Board of Directors of the Funds, as the case may be. Prices used for valuations of securities are provided by independent pricing services and brokers. Bonds maturing in more than 60 days are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees or Board of Directors, as the case may be. Debt obligations, other than bonds, with remaining maturities of 60 days or less are valued at amortized cost. Note: The Boards have adopted procedures specifying valuation at amortized cost for fixed-income securities within 60 days of maturity.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) are declared daily and paid monthly. Dividends from the Convertible Securities Fund, Equity Fund, Equity Income Fund, Index Fund, and Balanced Fund are declared and paid quarterly. Dividends from the Growth Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Each Fund's share of the costs incurred in connection with the organization of the Trust has been deferred and is being amortized over 60 months from commencement of operations of the respective Fund.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (I) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

     (J) SECURITIES LENDING -- The non-Money Market Funds may participate in a securities lending program with certain counterparties whereby the Funds loan securities to an organization that provides collateral. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral (consisting of repurchase agreements, commercial paper and money market funds) held by the Funds with respect to such loans (including rights to draw on letters of credit) at December 31, 1999, and income earned on securities loaned for the year ended December 31, 1999, are as follows:

                                                           MARKET VALUE OF    VALUE OF COLLATERAL   INCOME EARNED ON
                                                         SECURITIES ON LOAN        RECEIVED        SECURITIES LOANED*
                                                         ------------------   -------------------  ------------------
     Short/Intermediate Fund ..........................      $         0          $         0           $  5,247
     Bond Fund ........................................                0                    0              3,091
     Intermediate Government Fund .....................                0                    0                934
     Convertible Securities Fund ......................        4,514,849            4,552,079             17,250
     Equity Fund ......................................       79,246,989           81,424,648            104,820
     Equity Income Fund ...............................       18,099,361           18,714,200              9,949
     Growth Fund ......................................       38,866,934           40,078,032             22,190
     Small-Cap Opportunity Fund .......................       48,860,136           49,964,419             64,938
     Small-Cap Value Fund .............................        7,632,805            7,855,915             28,274
     Index Fund .......................................       92,102,773           93,884,069             59,879
     Balanced Fund ....................................        2,400,679            2,467,303              5,576

     *Income is included in interest income in the Statements of Operations.

     (K) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.


3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Company and the Trust retain Harris Trust and Savings Bank ("Harris Trust") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:



                     Each Money Market Fund              0.14% of the first $100 million of net assets and 0.10% of net assets over $100 million
                     Short/Intermediate Fund             0.70%
                     Bond Fund                           0.65%
                     Intermediate Government Fund        0.65%
                     Intermediate Tax-Exempt Fund        0.60%
                     Tax-Exempt Fund                     0.60%
                     Convertible Securities Fund         0.70%
                     Equity Fund                         0.70%
                     Equity Income Fund                  0.70%
                     Growth Fund                         0.90%
                     Small-Cap Opportunity Fund          1.00%
                     Small-Cap Value Fund                0.80%
                     Index Fund                          0.25%
                     Balanced Fund                       0.60%
                     International Fund                  1.05%
                     Emerging Markets Fund               1.25%

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


     Harris Trust may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 1999, advisory fees and waivers for certain Funds were as follows:


                                                                GROSS                               NET
                                                            ADVISORY FEE         WAIVER        ADVISORY FEE
                                                            ------------       ----------      ------------
     Short/Intermediate Fund .............................   $2,297,876        $1,020,456       $1,277,420
     Bond Fund ...........................................    1,194,357           522,321          672,036
     Intermediate Government Fund ........................      669,469           427,300          242,169
     Intermediate Tax-Exempt Fund ........................    1,236,094           249,836          986,258
     Tax-Exempt Fund .....................................      953,658           199,578          754,080
     Convertible Securities Fund .........................      335,222            41,036          294,186
     Equity Income Fund ..................................      518,808            35,232          483,576
     Growth Fund .........................................    1,530,500            51,635        1,478,865
     Small-Cap Opportunity Fund ..........................    3,288,396            24,702        3,263,694
     Small-Cap Value Fund ................................    1,029,786            60,276          969,510
     Index Fund ..........................................    1,166,714            24,950        1,141,764
     Balanced Fund .......................................      287,180            73,333          213,847
     Emerging Markets Fund ...............................      334,341             5,145          329,196

     There were no advisory fee waivers for the other Funds.

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM"or the "Portfolio Management Agent") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds, other than the Tax-Exempt Money Fund. HIM receives a fee directly from Harris Trust, not from the Funds. HIM and Harris Trust are subsidiaries of Harris Bankcorp, Inc.

     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM and not from the Funds.

     The Company and the Trust have Administration Agreements with Harris Trust (the "Administrator"). In its capacity as the Administrator, Harris Trust generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC" or the "Sub-Administrator and
Accounting  Services  Agent"),  pursuant  to  which  the  Sub-Administrator  and
Accounting Services Agent performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates the Sub-Administrator and Accounting Services Agent for providing such services. Harris Trust also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). Harris Trust has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Harris Trust compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, Harris Trust, in its capacity as the Administrator and Transfer Agent, and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million. For the year ended December 31, 1999, the Administrator waived fees of $243,499 for the Government Money Fund and $1,267,814 for the Money Fund.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


     Provident Distributors, Inc. ("PDI" or the "Distributor") provides services as distributor in connection with sales of shares of the Funds. No compensation is payable to PDI for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator. For the year ended December 31, 1999, the aggregate sales charges paid with respect to A shares of the Funds were $85,722, of which $8,003 was retained and $77,719 was reallowed to dealer firms. Sales charges retained and reallowed are as follows:

                                        RETAINED     REALLOWED
                                      ------------  ------------
     Short/Intermediate Fund ........... $  403        $ 3,218
     Bond Fund .........................    115          1,320
     Intermediate Government Fund ......    624          5,853
     Equity Fund .......................    847          8,352
     Equity Income Fund ................  1,870         19,093
     Growth Fund .......................  3,563         34,487
     Small-Cap Opportunity Fund ........    141          1,210
     Small-Cap Value Fund ..............      5             50
     Balanced Fund .....................    386          3,659
     International Fund ................     25            251
     Emerging Markets Fund .............     24            226

     The Company has a compensation arrangement under which payment of directors' fees may be deferred by a director. Interest is accrued on the deferred balances and is included in directors' fees and expenses. On December 31, 1999, the accumulated balance of deferred directors' fees and interest thereon relating to all Funds comprising the Company was approximately $217,700, a portion of which is included in accrued expenses of each applicable Fund.

     Certain employees of PFPC Inc. are officers of the Funds. During the year ended December 31, 1999, PFPC received $5,359,060 in aggregate fees and expenses (net of waivers of $211,094) from the Administrator for services rendered under various agreements described above.


4.   SERVICE PLANS

     The Company and the Trust have adopted a Service Plan (the "Plan") for the N shares of each Fund. Under the Plan, each Fund may pay banks and other institutions ("Service Organizations") for shareholder support services that they provide, at a rate of up to 0.25% (on an annualized basis) of the average daily net asset value of the Fund's N shares.

     Under a separate Service Plan adopted by the N shares of the Money Market Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), those Funds may make payments to Service Organizations for shareholder support services and also may bear the costs connected with distribution and other services, at a rate of up to 0.10% (on an annualized basis) of the average daily net asset value of each Fund's N shares.

     Additionally, the Funds, except for the Index Fund and the Money Market Funds, have adopted a separate 12b-1 Plan that provided for distribution/service fees of up to 0.35% (on an annualized basis) of the average daily net assets attributable to A shares through September 30, 1999. Effective October 1, 1999, the distribution/service fees were changed to 0.25% (on an annualized basis).

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

     For the year ended December 31, 1999, the non-Money Market Funds paid the following shareholder service fees pursuant to the Plan, including fees paid to Harris Trust and to the Distributor:

          Short/Intermediate Fund ........    $17,408
          Bond Fund ......................      8,646
          Intermediate Government Fund ...     10,062
          Intermediate Tax-Exempt Fund ...      6,210
          Tax-Exempt Fund ................      3,108
          Convertible Securities Fund ....        964
          Equity Fund ....................     61,972
          Equity Income Fund .............     11,989
          Growth Fund ....................     19,109
          Small-Cap Opportunity Fund .....     12,038
          Small-Cap Value Fund ...........      1,580
          Index Fund .....................     48,245
          Balanced Fund ..................      6,284
          International Fund .............      5,917
          Emerging Markets Fund ..........        404

     For the year ended December 31, 1999, shareholder service fees paid by the Money Market Funds under the Plan were $706,776, $2,359,645, and $565,358 and fees paid under the 12b-1 Plan were $282,710, $943,858, and $151,051 (net of voluntary waivers of $0, $0, and $79,145) for the N shares of the Government Money Fund, Money Fund, and Tax-Exempt Money Fund, respectively.

     For the year ended December 31, 1999, the following funds have paid fees under the 12b-1 Plan for A shares. The fees are as follows:

          Short Intermediate Fund ........    $   154
          Bond Fund ......................         43
          Intermediate Government Fund ...        345
          Equity Fund ....................        253
          Equity Income Fund .............        600
          Growth Fund ....................      1,129
          Small-Cap Opportunity Fund .....         39
          Small-Cap Value Fund ...........          8
          Balanced Fund ..................        187
          International Fund .............          7
          Emerging Markets Fund ..........          4


5.   PUBLIC OFFERING PRICE

     A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Convertible Securities Fund, Tax-Exempt Fund, and Bond Fund, and 3.50% for the Intermediate Tax-Exempt Fund, Short/Intermediate Fund, and Intermediate Government Fund.


6.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 1999 and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments and U.S. government securities) during the year ended December 31, 1999 were as follows:

                                          PURCHASES              SALES
                                         ------------        -------------
     Short/Intermediate Fund ........... $121,546,984        $115,874,786
     Bond Fund .........................   79,982,239          70,833,219
     Intermediate Government Fund ......    8,383,529           5,723,202
     Intermediate Tax-Exempt Fund ......  386,927,484         421,508,654
     Tax-Exempt Fund ...................  354,434,785         387,093,505
     Convertible Securities Fund .......    9,390,660          17,482,424
     Equity Fund .......................  483,059,534         721,490,456
     Equity Income Fund ................   26,838,381          12,887,061
     Growth Fund .......................   69,514,824          58,423,968
     Small-Cap Opportunity Fund ........  203,376,788         191,773,585
     Small-Cap Value Fund ..............   87,874,178         106,082,994
     Index Fund ........................  101,501,764          11,017,255
     Balanced Fund .....................   32,035,638          60,463,777
     International Fund ................  120,149,612         107,103,932
     Emerging Markets Fund .............   16,675,679          13,596,205

     Purchases and sales of U.S. government securities, excluding short-term securities, of the non-Money Market Funds during the year ended December 31, 1999 were as follows:

                                          PURCHASES              SALES
                                         ------------        -------------
     Short/Intermediate Fund ........... $103,267,726        $143,097,439
     Bond Fund .........................   83,199,881          91,968,323
     Intermediate Government Fund ......   75,012,297          71,169,963
     Balanced Fund .....................    9,369,612          13,260,489

     At December 31, 1999, gross unrealized appreciation (depreciation) for each non-Money Market Fund was as follows:

                                                                                  NET UNREALIZED
                                          UNREALIZED          UNREALIZED          APPRECIATION
                                         APPRECIATION       (DEPRECIATION)       (DEPRECIATION)
                                        --------------      ---------------     -----------------
     Short/Intermediate Fund ........... $    132,804        $(11,031,504)        $ (10,898,700)
     Bond Fund .........................      152,913          (7,042,464)           (6,889,551)
     Intermediate Government Fund ......      241,713          (3,682,047)           (3,440,334)
     Intermediate Tax-Exempt Fund ......      883,662          (1,352,777)             (469,115)
     Tax-Exempt Fund ...................      854,697          (1,243,783)             (389,086)
     Convertible Securities Fund .......   17,469,822          (5,162,816)           12,307,006
     Equity Fund .......................  114,122,149         (21,565,268)           92,556,881
     Equity Income Fund ................   28,268,364          (2,011,814)           26,256,550
     Growth Fund .......................   82,910,129          (3,349,946)           79,560,183
     Small-Cap Opportunity Fund ........  171,997,502          (9,274,190)          162,723,312
     Small-Cap Value Fund ..............   17,943,491         (14,020,347)            3,923,144
     Index Fund ........................  255,480,578         (13,414,788)          242,065,790
     Balanced Fund .....................    2,186,981          (1,052,902)            1,134,079
     International Fund ................   56,607,441         (27,680,983)           28,926,458
     Emerging Markets Fund .............   12,944,928          (1,790,357)           11,154,571


                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


     At December 31, 1999, the following Funds had available capital losses that may be used to offset future net capital gains through the years 2005, 2006, 2007, and 2008:

          Government Money Fund .................. $    (83,237)
          Money Fund .............................      (14,571)
          Tax-Exempt Money Fund ..................       (8,480)
          Short/Intermediate Fund ................   (2,912,708)
          Bond Fund ..............................   (4,224,435)
          Tax-Exempt Fund ........................   (3,594,081)
          Intermediate Government Fund ...........   (1,156,972)
          Intermediate Tax-Exempt Fund ...........   (3,466,285)
          Convertible Securities Fund ............     (681,864)
          Balanced Fund ..........................     (426,908)
          International Fund .....................   (1,267,793)
          Emerging Markets Fund ..................   (6,667,774)

7.   COMPOSITION OF NET ASSETS

     At December 31, 1999, net assets of each Fund consisted of:

                                                        GOVERNMENT                            TAX-EXEMPT
                                                        MONEY FUND         MONEY FUND         MONEY FUND
                                                       ------------      --------------      ------------
     Capital Stock at Par Value .....................  $    500,255      $    3,137,965      $    756,128
     Paid-in Capital ................................   499,754,629       3,134,827,694       755,371,135
     Undistributed Net Investment Income ............           --                   --                --
     Accumulated Net Realized Gain/(Loss) ...........       (83,237)            (14,571)           (8,480)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Transactions ...........            --                  --                --
                                                       ------------      --------------      ------------
     Net Assets .....................................  $500,171,647      $3,137,951,088      $756,118,783
                                                       ============      ==============      ============


                                                          SHORT/                             INTERMEDIATE
                                                       INTERMEDIATE                           GOVERNMENT
                                                           FUND             BOND FUND            FUND
                                                       ------------      --------------      ------------
     Capital Stock or Beneficial Interest at
        Par Value ...................................  $     31,278      $       17,075      $      6,391
     Paid-in Capital ................................   320,265,153         173,068,860       104,052,101
     Undistributed Net Investment Income ............            --                  --                --
     Accumulated Net Realized Gain/(Loss) ...........    (3,756,222)         (4,128,100)       (1,156,972)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Transactions ...........   (10,898,700)         (6,889,551)       (3,440,334)
                                                       ------------      --------------      ------------
     Net Assets .....................................  $305,641,509        $162,068,284      $ 99,461,186
                                                       ============      ==============      ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999


                                                        INTERMEDIATE                          CONVERTIBLE
                                                         TAX-EXEMPT        TAX-EXEMPT          SECURITIES         EQUITY
                                                            FUND              FUND                FUND             FUND
                                                        ------------      ------------        -----------      ------------
     Capital Stock or Beneficial Interest at
        Par Value ................................      $     17,662      $     13,206        $     1,718      $     40,988
     Paid-in Capital .............................       184,473,286       131,105,841         40,831,339       480,732,980
     Undistributed Net Investment Income .........              --                 --              16,966            10,980
     Accumulated Net Realized Gain/(Loss) ........        (3,466,285)       (3,594,081)          (681,864)       26,258,418
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Transactions ........          (469,115)         (389,086)        12,307,006        92,556,881
                                                        ------------      ------------        -----------      ------------
     Net Assets ..................................      $180,555,548      $127,135,880        $52,475,165      $599,600,247
                                                        ============      ============        ===========      ============


                                                           EQUITY                             SMALL-CAP         SMALL-CAP
                                                           INCOME            GROWTH          OPPORTUNITY          VALUE
                                                            FUND              FUND              FUND              FUND
                                                         -----------      ------------       ------------      ------------
     Capital Stock or Beneficial Interest at
        Par Value ................................       $     4,167      $      6,550       $     18,147      $      3,840
     Paid-in Capital .............................        58,118,835       109,254,789        248,807,044       107,203,192
     Undistributed Net Investment Income .........               763                --                 --             9,250
     Accumulated Net Realized Gain/(Loss) ........           631,726         1,971,552         26,947,985         5,159,120
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Transactions ........        26,256,550        79,560,183        162,723,312         3,923,144
                                                         -----------      ------------       ------------      ------------
     Net Assets ..................................       $85,012,041      $190,793,074       $438,496,488      $116,298,546
                                                         ===========      ============       ============      ============

                                                                                                                 EMERGING
                                                           INDEX            BALANCED         INTERNATIONAL       MARKETS
                                                            FUND              FUND               FUND              FUND
                                                        ------------       -----------       ------------       -----------
     Capital Stock or Beneficial Interest at
        Par Value ................................      $     17,277       $     1,960       $     17,340       $     3,993
     Paid-in Capital .............................       330,630,557        23,667,559        247,742,066        34,005,644
     Undistributed Net Investment Income .........               403             7,618              4,723           (14,414)
     Accumulated Net Realized Gain/(Loss) ........         1,037,772          (544,969)        (1,268,678)       (6,667,774)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Transactions ........       242,065,790         1,134,079         28,926,458        11,154,571
                                                        ------------       -----------       ------------       -----------
     Net Assets ..................................      $573,751,799       $24,266,247       $275,421,909       $38,482,020
                                                        ============       ===========       ============       ===========

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

8.   CONCENTRATION OF RISKS

     The Tax-Exempt Money Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9.   LINE OF CREDIT

     On December 13, 1999, the Trust and the Company, on behalf of the Funds, established a 364-day $300,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, none of the Funds had borrowings under the Credit Facility.

10. RELATED PARTY TRANSACTION

     In August 1999, the issuer of a class of security held by the Money Market Fund refused for a period of time to honor the seven-day puts it had issued with those securities. In order to ensure that the Fund would not incur a loss on the security, Bankmont Financial Corp. (the second tier parent of the advisor), at no cost to the Fund, gave the Fund a put under which the Fund could put the security to Bankmont at par plus accrued interest. Eventually, the issuer purchased the security from the Fund at par plus accrued interest, and the Bankmont put expired unexercised.

                        REPORT OF INDEPENDENT ACCOUNTANTS






TO THE SHAREHOLDERS, BOARD OF DIRECTORS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS
   HARRIS INSIGHT FUNDS TRUST


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (comprising Harris Insight Funds) and Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Emerging Markets Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund and Harris Insight Tax-Exempt Bond Fund (comprising Harris Insight Funds Trust) (hereafter referred to collectively as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.




     PricewaterhouseCoopers LLP
     Philadelphia, Pennsylvania



     February 4, 2000

                   RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS
                                   (UNAUDITED)



     Special meetings of the shareholders of the Corporation and the Trust were held concurrently on Monday, November 29, 1999 at which meetings at least 59.624% of the shares of each Fund of the Corporation and 82.331% of the shares of each Fund of the Trust entitled to vote were present.

CORPORATION
     At the meeting of shareholders of the Corporation, at least 98.4% of the shares of each Fund of the Corporation present by proxy voted to approve a reorganization of the respective Fund into a newly created portfolio of the Trust.

TRUST
     At the meeting of shareholders of the Trust:

     1. Edgar R. Fiedler, C. Gary Gerst, Valerie B. Jarrett, John W. McCarter, Jr., Ernest M. Roth and Paula Wolff were elected as the Board of Trustees (effective January 1, 2000) by the affirmative vote of the holders of at least 99.974% of the shares of each Fund of the Trust represented at the meeting, with not more than 0.026% of the shares of any Fund voting against the proposal and no shares of any Fund represented at the meeting not voting for one or more of the candidates;

     2. At least 99.899% of the shares of each Fund of the Trust represented at the meeting voted to approve the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants, with not more than 0.101% of the shares of any Fund voting against the proposal and no shares of any Fund represented at the meeting not voting on the proposal;

     3. At least 98.379% of the shares of each Fund of the Trust represented at the meeting voted to approve certain changes to each Fund's fundamental investment restrictions, with not more than 0.101% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal;

     4. At least 98.379% of the shares of each Fund of the Trust represented at the meeting voted to approve a change to each Fund's fundamental investment restrictions that would permit each Fund to invest substantially all of its assets in another open-end investment company having the same investment objective, policies and restrictions, in what is known as a master fund/feeder fund arrangement, with not more than 0.550% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal;

     5. At least 98.379% of the shares of each Fund of the Trust represented at themeeting voted to approve a new investment advisory contract with Harris, with not more than 0.001% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal;

     6. At least 98.379% of the shares of each Fund of the Trust present by proxy voted to approve a new portfolio management contract between Harris and Harris Investment Management, Inc., with not more than 0.001% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal;

     7. At least 98.379% of the shares of each Fund of the Trust represented at the meeting voted to approve a proposal to permit Harris, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for each Fund without obtaining shareholder approval, with not more than 0.102% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal; and

     8. At least 98.379% of the shares of each Fund of the Trust represented at the meeting voted to approve an amendment to the Trust's Declaration of Trust to provide for dollar-based voting rights for shareholders, with not more than 0.101% of the shares of any Fund voting against the proposal and not more than 1.621% of the shares of any Fund represented at the meeting not voting on the proposal.


     If you would like to receive a complete report of the voting results of the meetings, please call 800-982-8782.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     HARRIS INSIGHT(REGISTRATION MARK) FUNDS

                     FOUR FALLS CORPORATE CENTER, 6TH FLOOR
                        WEST CONSHOHOCKEN, PA 19428-2961
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

INVESTMENT SUB-ADVISER
Hansberger GlobalInvestors,Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale,Florida 33301

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF DIRECTORS AND BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Directors and Board of Trustees;
Chairman Emeritus since 1993 and formerly Co-Chairman, Jones Lang LaSalle (real estate investment management and consulting); and Board Member, Nonlinear Dynamics, Inc. and Evanston Northwestern Healthcare.

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board; and Board Member, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, Scudder Pathway Series, Farmers Investment Trust, and PEGCapital Management.

VALERIE B. JARRETT (Board member effective January 1, 2000)
Executive Vice President, The Habitat Company (residential property developer) and Chairman and Chief Executive Officer, Chicago Transit Authority. Director, USG Corporation (building materials manufacturer).

JOHN W. MCCARTER, JR. President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); and Board Member, LaSalle Partners U.S. Real Estate Fund, W.W. Grainger,Inc., A.M. Castle, Inc., and Pittway Corp.

ERNEST M. ROTH (retired as Board member December 31, 1999)
Consultant; Board Member, La Rabida Children's Hospital;
Chairman, La Rabida Children's Foundation; and Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.

PAULA WOLFF
President, Governors State University; Chair, University of Chicago Hospitals; and Board Member, Ariel Capital Management, Inc.

OFFICERS

PHILIP H. RINNANDER
President

JASON A. GREIM
Vice President

GARY M. GARDNER
Secretary

DAVID LEBISKY
Assistant Secretary

THOMAS J. RYAN
Treasurer and Chief Financial Officer

L. LINN SOLANO
Assistant Treasurer

           THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
       SHAREHOLDERS OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR
           DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR
              PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT FUNDS.
                           PLEASE READ THE PROSPECTUS
                   CAREFULLY BEFORE YOU INVEST OR SEND MONEY.






                               INVESTMENT ADVISER:
                          Harris Trust and Savings Bank

                           PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                          Provident Distributors, Inc.



                                 HIF 1252 12/99